160,681,907 RIGHTS FOR 16,068,191 SHARES
                          LIBERTY ALL-STAR EQUITY FUND
                          SHARES OF BENEFICIAL INTEREST

     Liberty All-Star Equity Fund ("All-Star") is issuing non-transferable rights ("Rights") to its shareholders (the "Offer"). These Rights will allow you to subscribe for new shares of beneficial interest of All-Star ("Shares"). You will receive one Right for each outstanding Share you own on November 9, 2007 (the "Record Date"). For every ten (10) Rights that you receive, you may buy one new Share. Fractional Shares will not be issued upon the exercise of the Rights. Accordingly, Shares may be purchased only pursuant to the exercise of the Rights in integral multiples of ten. Also, shareholders of record may purchase Shares not acquired by other shareholders in the Offer, subject to limitations discussed in this prospectus. See "Over-Subscription Privilege". The Rights are not transferable and, therefore, may not be purchased or sold. The Rights will not be admitted for trading on the New York Stock Exchange (the "NYSE") or any other stock exchange. All-Star's Shares are listed on the NYSE under the symbol "USA". See "The Offer". THE SUBSCRIPTION PRICE PER SHARE (THE "SUBSCRIPTION PRICE") WILL BE 95% OF THE LOWER OF (I) THE LAST REPORTED SALES PRICE OF A SHARE ON THE NYSE ON DECEMBER 20, 2007 (THE "PRICING DATE"), OR (II) THE NET ASSET VALUE ("NAV") OF A SHARE ON THE PRICING DATE.

     THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 19, 2007, (THE "EXPIRATION DATE") (THE PERIOD THROUGH THE EXPIRATION DATE IS THE "SUBSCRIPTION PERIOD"). SINCE THE CLOSE OF THE OFFERING ON THE EXPIRATION DATE WILL BE PRIOR TO THE PRICING DATE, SHAREHOLDERS WHO CHOOSE TO EXERCISE THEIR RIGHTS WILL NOT KNOW THE SUBSCRIPTION PRICE PER SHARE AT THE TIME THEY EXERCISE SUCH RIGHTS.

     FOR ADDITIONAL INFORMATION, PLEASE CALL THE ALTMAN GROUP, INC. (THE "INFORMATION AGENT") TOLL FREE AT 1-800-499-7619.

     All-Star is a multi-managed diversified, closed-end management investment company that allocates its portfolio assets on an approximately equal basis among several independent investment organizations (currently five in number) (each, a "Portfolio Manager") having different investment styles recommended and monitored by ALPS Advisers, Inc. ("AAI"), All-Star's investment adviser. All-Star's investment objective is to seek total investment return, comprised of long-term capital appreciation and current income. Under normal market conditions, All-Star seeks its investment objective through investing at least 80% of its net assets in a diversified portfolio of equity securities. An investment in All-Star is not appropriate for all investors. No assurances can be given that All-Star's investment objective will be achieved. INVESTING IN SHARES OF ALL-STAR INVOLVES RISKS. FOR A DISCUSSION OF CERTAIN RISK FACTORS AND SPECIAL CONSIDERATIONS WITH RESPECT TO OWNING SHARES OF ALL-STAR, SEE "SPECIAL CONSIDERATIONS AND RISK FACTORS" BEGINNING ON PAGE 24 AND "INVESTMENT OBJECTIVE, POLICIES AND RISKS" ON PAGE 27.

     The address of All-Star is 1290 Broadway, Suite 1100, Denver, CO 80203 and its telephone number is 1-800-241-1850. The Shares are listed on the NYSE under the symbol "USA".

     All-Star announced the terms of the Offer before the opening of trading on the NYSE on August 7, 2007. The NAV per Share at the close of business on August 6, 2007 and November 9, 2007, the Record Date, was $8.71 and $8.13, respectively, and the last reported sales price of a Share on the NYSE on those dates was $8.42 and $7.32, respectively.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.


--------------------------------------------------------------------------------
              SUBSCRIPTION PRICE (1)     SALES LOAD     PROCEEDS TO ALL-STAR (2)
--------------------------------------------------------------------------------
Per Share             $6.95                 None                 $6.95
--------------------------------------------------------------------------------
Total              $111,673,928             None              $111,673,928
--------------------------------------------------------------------------------

(1) Estimated based on an assumed Subscription Price of 95% of the last reported sale price on the NYSE on November 9, 2007 (the "Estimated Purchase Price"). The Estimated Purchase Price is presented solely for illustration purposes. Shareholders wishing to exercise Rights must send the per Share amount presented under "The Offer - Payment for Shares" on page 21.
(2)  Before deduction of expenses payable by All-Star, estimated at $450,000.

                The date of this prospectus is November 13, 2007.

     SHAREHOLDERS WHO DO NOT EXERCISE THEIR RIGHTS SHOULD EXPECT THAT THEY WILL, AT THE COMPLETION OF THE OFFER, OWN A SMALLER PROPORTIONAL INTEREST IN ALL-STAR THAN IF THEY EXERCISED THEIR RIGHTS. AS A RESULT OF THE OFFER, YOU MAY EXPERIENCE AN IMMEDIATE DILUTION OF THE AGGREGATE NAV OF YOUR SHARES, WHICH UNDER CERTAIN CIRCUMSTANCES, COULD BE SUBSTANTIAL. This is because the Subscription Price per Share and/or the net proceeds to All-Star for each new Share sold will be less than All-Star's NAV per Share on the Expiration Date. All-Star cannot state precisely the extent of this dilution at this time because it does not know what the NAV or market price per Share will be when the Offer expires or what proportion of Rights will be exercised.

     THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION THAT A SHAREHOLDER OUGHT TO KNOW BEFORE EXERCISING HIS OR HER RIGHTS. INVESTORS ARE ADVISED TO READ AND RETAIN IT FOR FUTURE REFERENCE. A STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED NOVEMBER 13, 2007 HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE IN ITS ENTIRETY INTO THIS PROSPECTUS. THE TABLE OF CONTENTS OF THE SAI APPEARS ON PAGE 43 OF THIS PROSPECTUS. ALL-STAR'S ANNUAL REPORT DATED DECEMBER 31, 2006 AND SEMI-ANNUAL REPORT DATED JUNE 30, 2007 HAVE BEEN FILED WITH THE SEC AND ARE INCORPORATED BY REFERENCE IN THEIR ENTIRETY INTO THIS PROSPECTUS. INVESTORS MAY REQUEST A FREE COPY OF THE SAI, A FREE COPY OF ALL-STAR'S MOST RECENT ANNUAL OR SEMI-ANNUAL REPORT, AND ADDITIONAL INFORMATION ABOUT ALL-STAR OR MAKE SHAREHOLDER INQUIRIES BY CALLING THE INFORMATION AGENT AT 1-800-499-7619 OR WRITING TO THE ADDRESS PROVIDED ABOVE. INVESTORS MAY ACCESS A COPY OF ALL-STAR'S PROSPECTUS, SAI AND SHAREHOLDER REPORTS AT WWW.ALL-STARFUNDS.COM. THE SEC MAINTAINS AN INTERNET WEBSITE AT WWW.SEC.GOV THAT CONTAINS THE PROSPECTUS, SAI, ALL-STAR'S ANNUAL AND SEMI-ANNUAL REPORTS, AND OTHER INFORMATION REGARDING ALL-STAR.

                               PROSPECTUS SUMMARY

     This summary highlights some information that is described more fully elsewhere in this prospectus. It may not contain all of the information that you should consider before exercising the Rights offered hereby. To understand the Offer fully, you should carefully review the more detailed information contained in this prospectus and in the Statement of Additional Information.

PURPOSE OF THE OFFER

     The Board of Trustees of All-Star ("Board of Trustees") has determined that it would be in the best interests of All-Star and its shareholders to increase the assets of All-Star available for investment so that it may be in a better position to take advantage of investment opportunities consistent with its investment objective that may arise. The Offer seeks to reward existing shareholders in All-Star by giving them the opportunity to purchase additional Shares at a price below market and/or NAV and without incurring any brokerage commissions. See "The Offer - Purpose of the Offer".

IMPORTANT TERMS OF THE OFFER

Total number of Shares available for primary subscription.....  16,068,191 Shares

Number of Rights you will receive for each outstanding Share you own on the Record Date..............................  One Right for every one Share

Number of Shares you may purchase with
      your Rights at the Subscription Price per Share.........  One Share for every ten Rights

Subscription Price ...........................................  95% of the lower of (i) the last reported sale price of a Share on the NYSE on the Pricing Date, or (ii)
the NAV of a Share on the Pricing Date.


    SHAREHOLDERS' INQUIRIES SHOULD BE DIRECTED TO THEIR BROKER, BANK OR TRUST
                                COMPANY, OR TO:
                             THE ALTMAN GROUP, INC.
                                 1-800-499-7619


OVER-SUBSCRIPTION PRIVILEGE

     The right to acquire during the Subscription Period at the Subscription Price one additional Share for each ten Rights held is hereinafter referred to as the "Primary Subscription". Shareholders on the Record Date who fully exercise all Rights issued to them (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) are entitled to subscribe for Shares that were not otherwise subscribed for by others in the Primary Subscription (the "Over-Subscription Privilege"). For purposes of determining the maximum number of Shares a shareholder may acquire pursuant to the Offer, broker-dealers whose Shares are held of record by Cede & Co., Inc. ("Cede"), nominee for Depository Trust Company, or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee. If enough Shares are available, all shareholder requests to buy Shares that were not bought by other Record Date Shareholders will be honored in full. If the requests for Shares exceed the Shares available, All-Star may, at its discretion, issue up to an additional 25% of the Shares available pursuant to the Offer in order to honor such over-subscriptions. All-Star may sell additional Shares to shareholders if and to the extent that Shares issued through the Offer would not cause any undue dilution (reduction) of the NAV of the Shares. Whether or not All-Star determines to issue additional Shares to honor all over-subscriptions, Shares will be allocated pro rata among those shareholders on the Record Date who over-subscribe based on the number of Rights originally issued to them by All-Star. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed under "The Offer - Over-Subscription Privilege".

METHOD FOR EXERCISING RIGHTS

     Except as described below, subscription certificates evidencing the Rights ("Subscription Certificates") will be sent to shareholders on the Record Date ("Record Date Shareholders") or their nominees. If you wish to exercise your Rights, you may do so in the following ways:

     (1) Complete and sign the Subscription Certificate. Mail it in the envelope provided or otherwise deliver it, together with payment in full to Computershare Shareholder Services, Inc. (the "Subscription Agent") at the address indicated on the Subscription Certificate. Your completed and signed Subscription Certificate and payment must be received by the Expiration Date.

     (2) Contact your broker, banker or trust company, which can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and executed Subscription Certificate pursuant to a notice of guaranteed delivery ("Notice of Guaranteed Delivery") by the close of business on the third business day after the Expiration Date. A fee may be charged for this service. The Notice of Guaranteed Delivery must be received by the Expiration Date.

     Since the Expiration Date will be prior to the Pricing Date, shareholders who choose to exercise their Rights will not know the final Subscription Price at the time they exercise such Rights. Shareholders will have no right to rescind their subscription after receipt of their payment for Shares by the Subscription Agent. See "The Offer - Method of Exercise of Rights" and "The Offer - Payment for Shares". Subscription payments will be held by the Subscription Agent pending completion of the processing of the subscription. No interest thereon will be paid to subscribers.

     The Rights are not transferable. Therefore, only the underlying Shares, and not the Rights, will be admitted for trading on the NYSE. Since fractional Shares will not be issued on exercise of Rights, shareholders who receive, or are left with, fewer than ten Rights will be unable to exercise such Rights and will not be entitled to receive any cash in lieu of unexercised Rights.

     SHAREHOLDERS' INQUIRIES ABOUT THE OFFER SHOULD BE DIRECTED TO THEIR BROKER, BANK OR TRUST COMPANY, OR TO:

     THE ALTMAN GROUP, INC.
     1-800-499-7619

IMPORTANT DATES TO REMEMBER

     Please note that the dates in the table below, other than the Record Date, may change if the Offer is extended.

--------------------------------------------------------------------------------
EVENT                                                  DATE
--------------------------------------------------------------------------------
Record Date........................................    November 9, 2007
--------------------------------------------------------------------------------
Subscription Period................................    November 13, 2007 through
                                                       December 19, 2007*
--------------------------------------------------------------------------------

Expiration Date (Deadline for delivery of Subscription
Certificate together with payment of Estimated
Subscription Price (see "The Offer - Payment for
Shares" on page 21 of this prospectus) or for
delivery of Notice of Guaranteed Delivery).........    December 19, 2007
--------------------------------------------------------------------------------
Pricing Date.......................................    December 20, 2007
--------------------------------------------------------------------------------
Deadline for payment of final Subscription Price
pursuant to Notice of Guaranteed Delivery..........    December 24, 2007
--------------------------------------------------------------------------------
Confirmation to Registered Shareholders............    January 8, 2008
--------------------------------------------------------------------------------
For Registered Shareholders' Subscriptions - deadline
for payment of unpaid balance if final Subscription
Price is higher than Estimated Subscription Price..    January 18, 2008
--------------------------------------------------------------------------------
-------------------------
* Unless the Offer is extended.

OFFERING FEES AND EXPENSES

     Offering expenses, which are estimated to be $450,000, will be paid by All-Star.

FOREIGN RESTRICTIONS

     Record Date Shareholders whose record addresses are outside the United States will receive written notice of the Offer; however, Subscription Certificates will not be mailed to such shareholders. The Rights to which those Subscription Certificates relate will be held by the Subscription Agent for such foreign Record Date Shareholders' accounts until instructions are received in writing with payment to exercise such Rights. If no such instructions are received by the Expiration Date, such Rights will expire. See "Subscription Agent".

INFORMATION ABOUT ALL-STAR

     All-Star is a multi-managed diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), that allocates its portfolio assets on an approximately equal basis among several independent investment management organizations (currently five in number) (each, a "Portfolio Manager") each having a different investment style. See "The Multi-Manager Methodology". All-Star's investment objective is to seek total investment return, comprised of long-term capital appreciation and current income. Under normal market conditions, the Fund seeks its investment objective through investing at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of equity securities. For purposes of All-Star's investment policy, "equity securities" is defined as common stocks and securities convertible into common stocks ("Convertible Securities") such as bonds and preferred stocks, and securities having common stock characteristics such as warrants and rights to purchase equity (although, as a non-fundamental policy, not more than 20% of All-Star's total assets may be invested in rights and warrants). The portion of All-Star's portfolio not invested in equity securities (not more than 20% of its net assets under normal market conditions) is generally invested in short-term money market instruments. See "Investment Objective, Policies and Risks". All-Star's investment objective and its policy of investing under normal market conditions at least 80% of the value of its net assets in equity securities are fundamental and may not be changed without a majority vote of All-Star's outstanding Shares.

     All-Star is a Massachusetts business trust organized on August 20, 1986 that commenced investment operations in November 1986. Its Shares are listed and traded on the NYSE (symbol "USA"). The average daily trading volume of the Shares on the NYSE during the year ended December 31, 2006 was 321,344 Shares and for the period January 1, 2007 to September 30, 2007 was 346,824 Shares. As of September 30, 2007, All-Star's net assets were $1,416,925,343 and 160,681,907 Shares were issued and outstanding.

INFORMATION ABOUT ALPS ADVISERS, INC.

     AAI serves as the investment adviser to All-Star. Pursuant to a Fund Management Agreement with All-Star, AAI implements and operates All-Star's multi-manager methodology and has overall supervisory responsibility for the general management and investment of All-Star's assets. AAI recommends to the Board of Trustees the investment management firms for appointment as Portfolio Managers of All-Star. See "Management of All-Star" for the fees paid by the Fund to AAI and by AAI to the Portfolio Managers. Since the fees of AAI and the Portfolio Managers are based on the average daily net assets of All-Star, AAI and the Portfolio Managers will benefit from the Offer. See "Management of All-Star". As of December 31, 2006, AAI managed over $1.5 billion in assets.

     ALPS Fund Services, Inc. ("AFS"), an affiliate of AAI, provides administrative services to All-Star under an Administration, Bookkeeping and Pricing Services Agreement with All-Star. AAI and AFS are wholly-owned subsidiaries of ALPS Holdings, Inc. ("ALPS").

PORTFOLIO MANAGERS

     All-Star allocates its portfolio assets among a number of Portfolio Managers each having a different investment style, as selected and recommended by AAI and approved by the Board of Trustees. As of the date of this prospectus, All-Star's Portfolio Managers are:

         o   Chase Investment Counsel Corporation

         o   Matrix Asset Advisors, Inc.

         o   Pzena Investment Management, LLC

         o   Schneider Capital Management Corporation

         o   TCW Investment Management Company

The Portfolio Managers may be removed and additional Portfolio Managers may be added from time to time. See "Management of All-Star - The Portfolio Managers."

SPECIAL CONSIDERATIONS AND RISK FACTORS

     The following summarizes some of the risks that you should consider before subscribing for Shares through the Offer. A MORE DETAILED DESCRIPTION OF THESE AND OTHER RISKS OF INVESTING IN ALL-STAR ARE DESCRIBED UNDER "SPECIAL CONSIDERATIONS AND RISK FACTORS".

Dilution...................   Record Date Shareholders who do not fully exercise
                              their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in All-Star than they owned prior to the Offer. In addition, as a result of the Offer, all shareholders may experience an immediate dilution of the aggregate NAV of these Shares, which, under certain circumstances, may be substantial. This is because the Subscription
                              Price per Share and/or the net proceeds to All-Star for each new Share sold will be less than All-Star's NAV per Share on the Pricing Date.
                              Although it is not possible to state precisely the amount of such dilution, because it is not known at this time how many Shares will be subscribed for or what the NAV or market price per Share will be on the Pricing Date, All-Star estimates that such dilution should not be substantial. For example, if the Shares are trading at a discount from their NAV of 2.5% (the average discount for the six-month period ended September 30, 2007), and assuming all Rights are exercised, the Subscription Price would be 7.4% below the NAV per Share, resulting in a reduction of such NAV of approximately $0.06 per Share, or less than 0.7%.
                              Further, if you do not submit subscription requests pursuant to the Over-Subscription
                              Privilege, you may experience dilution in your holdings if All-Star offers additional Shares for subscription. All-Star may sell additional Shares to shareholders if and to the extent that Shares issued through the Offer would not cause any undue dilution of the Shares. See "Special
                              Considerations and Risk Factors - Dilution".

Closed-end Fund Discounts..   Shares of closed-end funds frequently trade at a
                              market price that is less than the value of the net assets attributable to those shares. The possibility that Shares of All-Star will trade at a discount from NAV is a risk separate and distinct from the risk that All-Star's NAV will decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. See
                              "Share Price Data". The range of All-Star's
                              (discount)/premium from inception (October 31,
                              1986) through September 30, 2007 was (26.6)% to
                              20.4%.

Investment and Market         An investment in Shares is subject to investment
Risk.......................   risk, including the possible loss of the entire
                              amount that you invest. Your investment in Shares represents an indirect investment in the securities owned by All-Star, most of which are anticipated to be traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of dividends and other distributions.

Common Stock Risk..........   All-Star is not limited in the percentage of its
                              assets that may be invested in common stocks and other equity securities, and therefore a risk of investing in All-Star is equity risk. Equity risk is the risk that the market value of securities held by All-Star will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by All-Star participate, and the particular circumstances and performance of particular companies whose securities All-Star holds. In addition, common stock of an issuer in All-Star's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.
                              Common equity securities in which All-Star will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater payment risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in their returns.

Preferred Securities Risk..   Preferred equity securities involve credit risk,
                              which is the risk that a preferred equity security will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred equity securities involves certain other risks. Certain preferred equity securities contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred equity securities) or defer distributions (in the case of "cumulative" preferred equity securities). Preferred equity securities often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuers' call. In the event of redemption, All-Star may not be able to reinvest the proceeds at comparable rates of return.
                              Preferred equity securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred equity securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred equity securities may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.

Convertible Security Risk..   The Convertible Securities that All-Star may
                              invest in include bonds and preferred stocks, warrants and rights to purchase equity (although as a non-fundamental policy, not more than 20% of the value of All-Star's total assets may be invested in rights and warrants). Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value also tends to reflect the market price of the common stock of the issuing company, particularly when the stock price is greater than the convertible security's conversion price. The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security than by the market price of the underlying common stock. Thus, it may not decline in price to the same extent as the underlying common stock, and convertible securities generally have less potential for gain or loss than common stocks. However, mandatory convertible securities generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before that company's common stockholders. Consequently, an issuer's convertible securities generally entail less risk than its common stock. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations. In addition, contingent payment convertible securities allow the issuer to claim deductions based on its nonconvertible cost of debt, which generally will result in deductions in excess of the actual cash payments made on the securities (and accordingly, holders will recognize income in amounts in excess of the cash payments received). The convertible securities in which the Fund invests may be rated below investment grade. See "Risks of Below-Investment
                              Grade Quality Securities".

Credit Risk................   Credit risk is the risk that a security in
                              All-Star's portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial status. Preferred and convertible securities are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments.

Management Risk............   All-Star is subject to management risk because it
                              is an actively managed investment portfolio. AAI and the Portfolio Managers will apply investment techniques and risk analyses in selecting
                              Portfolio Managers and making investment decisions for All-Star, respectively, but there can be no guarantee that these will produce the desired results.

Growth Stock Risk..........   Growth stocks are stocks of companies believed to
                              have above-average potential for growth in revenue and earnings. In certain market conditions, prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Value Stock Risk...........   Value stocks are stocks of companies that may have
                              experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in a Portfolio Manager's opinion, undervalued. If the Portfolio Manager's assessment of a company's prospects is wrong, the price of the company's stock may fall or may not approach the value the Portfolio Manager has placed on it.

Foreign Securities Risk....   Investments in foreign securities involve risks in
                              addition to those of investments in U.S. issuers.
                              These risks include political and economic risks, currency fluctuations, higher transaction costs, less liquidity and greater volatility, delayed settlement, confiscatory taxation, withholding of taxes and less stringent investor protection and disclosure of standards in some foreign markets.
                              These risks can make investments in foreign issuers more volatile and potentially less liquid than investments in U.S. issuers.

Tax Risk...................   All-Star may invest in preferred securities,
                              convertible securities, or other securities the federal income tax treatment of the income from which may not be clear or may be subject to recharacterization by the Internal Revenue Service
                              ("IRS"). The tax treatment of distributions
                              All-Star designates as "qualified dividend income" may be affected by IRS interpretations of the Internal Revenue Code of 1986, as amended (the
                              "Code"), and future changes in the Code and the regulations thereunder. Moreover, unless legislative action is taken, the favorable tax treatment of qualified dividend income, as well as the 15% maximum federal income tax rate on individuals' net capital gain, will expire for taxable years commencing after December 31, 2010.
                              See "Tax Matters". If All-Star has significant holdings in securities that generate qualified dividend income, its Share price may be volatile while Congress considers an extension of that favorable tax treatment, depending on the anticipated outcome of the legislation. There can be no assurance as to what portion, if any, of All-Star's distributions will constitute qualified dividend income.

Market Disruption Risk.....   Certain events have a disruptive effect on the
                              securities markets, such as terrorist attacks
                              (including the terrorist attacks in the United
                              States on September 11, 2001), war and other geopolitical events. All-Star cannot predict the effects of similar events in the future on the U.S. economy.

Inflation Risk.............   Inflation risk is the risk that the value of
                              assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the shares and distributions can decline.

Deflation Risk.............   Deflation risk is the risk that prices throughout
                              the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of All-Star's portfolio.

ANTI-TAKEOVER PROVISIONS

     All-Star's Declaration of Trust and By-Laws have provisions (commonly referred to as "anti-takeover provisions") that are intended to have the effect of limiting the ability of other entities or persons to acquire control of All-Star, to cause it to engage in certain transactions, or to modify its structure. For instance, the affirmative vote of 75 percent of the Shares of the Fund is required to authorize All-Star's conversion from a closed-end to an open-end investment company, unless such conversion is recommended by the Board of Trustees, in which event such conversion would only require the majority vote of the shareholders, as defined in the 1940 Act. A similar shareholder vote is required to authorize a merger, sale of a substantial part of the assets or similar transactions with persons beneficially owning five percent or more of All-Star's Shares, unless approved by the Board of Trustees under certain conditions. These provisions cannot be amended without a similar super-majority vote. In addition, the Board of Trustees is divided into three classes, each of which has a term of three years and only one of which is elected at each annual meeting of shareholders. See "Description of Shares-Anti-takeover Provisions of the Declaration of Trust; Super-Majority Vote Requirement for Conversion to Open-End Status".

DISPOSITION OF SHARES

     You will be free to dispose of your Shares on the NYSE or other markets on which the Shares may trade, but, because All-Star is a closed-end fund, you do not have the right to redeem your Shares.

DISTRIBUTIONS

     All-Star currently has a policy of paying distributions on its Shares totaling approximately 10% of its NAV per year, payable in four quarterly distributions of 2.5% of its NAV at the close of the NYSE on the Friday prior to each quarterly declaration date. These fixed distributions, which are not necessarily related to All-Star's net investment income or net realized capital gains or losses, are taxable in any taxable year, up to the amount of All-Star's current and accumulated earnings and profits ("E&P"), as ordinary dividend income (which includes not only net investment income but also the excess of short-term capital gain over net long-term capital loss ("short-term gain")), qualified dividend income (taxable at a maximum 15% federal income tax rate for individuals), or long-term capital gain to the extent they are attributable to such income or gain All-Star earned for that year. (See "Tax Matters"). If, for any taxable year, the total distributions made under All-Star's distribution policy exceed its E&P, the excess will be treated as a non-taxable return of capital to each shareholder (up to the amount of the shareholder's basis in his or her Shares) and thereafter as gain from the sale of Shares. The amount treated as a non-taxable return of capital will reduce the shareholder's adjusted basis in his or her Shares, thereby increasing potential gain or reducing potential loss on the subsequent sale of those Shares.

     Subject to maintaining its status as a regulated investment company for federal tax purposes ("RIC") (see "Tax Matters"), All-Star may, in the discretion of the Board of Trustees, retain for reinvestment, and not distribute, net investment income or net long-term capital gain in excess of net short-term capital loss ("net capital gain") for any taxable year to the extent that its net investment income and net realized gains exceed the amount to be distributed for that year under its distribution policy. Retained net capital gain will be taxed to All-Star and designated by it as long-term capital gains within 60 days after the end of the taxable year in which the gains were recognized. Under those circumstances, each shareholder will be required to include in gross income a proportionate share of that gain but will be able to claim a proportionate share of the federal income tax All-Star paid as a credit against his or her own federal income tax liability and will be entitled to increase the adjusted tax basis in his or her Shares by the difference between the amount taxed and the credit.

     You should carefully consider your ability to assume the foregoing risks before making an additional investment in All-Star. An investment in Shares of All-Star is not appropriate for all investors.

                                    EXPENSES

SHAREHOLDER TRANSACTION EXPENSES

     These are the expenses that an investor incurs when buying Shares, whether pursuant to the Offer, in the open-market or through All-Star's Automatic Dividend Reinvestment and Cash Purchase Plan, as amended ("Plan").

Sales Load........................          None (1)

Automatic Dividend Reinvestment and
   Cash Purchase Plan Fees........          $1.25 per voluntary cash investment

--------------------
(1) No sales load or commission will be payable in connection with the Offer. Purchases of Shares through brokers in secondary market transactions are subject to brokers' commissions and charges.

ANNUAL EXPENSES (as a percentage of net assets attributable to Shares)

     Management Fees.........................................  0.71%

     Other Expenses..........................................  0.30%

     Total Annual Expenses...................................  1.01%

EXAMPLE: You would pay the following expenses on an investment (at NAV) of $1,000, assuming a 5% annual return and reinvestment of all dividends and distributions at NAV.

        1 YEAR         3 YEARS         5 YEARS         10 YEARS
        ------         -------         -------         --------

        $10.30         $32.15          $55.76          $123.51

     THE TABLES AND THE EXAMPLE ABOVE ARE INTENDED TO ASSIST INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT AN INVESTOR WILL BEAR DIRECTLY AND INDIRECTLY IN PURCHASING AND OWNING SHARES. THE FIGURES IN THE EXAMPLE ARE INTENDED TO ILLUSTRATE THE EFFECT OF ALL-STAR'S EXPENSES, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

     The numbers shown under the Annual Expenses table are projections based on All-Star's actual expenses for the year ended December 31, 2006, and on its projected net assets assuming the Offer is fully subscribed for at the Estimated Purchase Price of $6.95 per Share. See "Financial Highlights" for All-Star's actual ratio of expenses to average net assets for the year ended December 31, 2006.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand All-Star's financial performance. Information is shown for All-Star's last ten fiscal years. Certain information reflects financial results from a single Share. The information for the fiscal years ended December 31, 1999 through December 31, 2006 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. The information included in All-Star's financial statements for periods prior to 1999 had been audited by other independent auditors, whose report expressed an unqualified opinion on those financial statements and financial highlights. The report of the independent registered public accounting firm, together with the financial statements of All-Star, are included in All-Star's December 31, 2006 Annual Report and are incorporated by reference into this prospectus (see cover page). All-Star's unaudited financial statements for the period January 1, 2007 through June 30, 2007 are included in All-Star's Semi-Annual Report dated June 30, 2007 and are also incorporated by reference into this prospectus. All-Star's Board of Trustees has appointed Deloitte & Touche LLP as All-Star's independent registered public accounting firm for the fiscal year ending December 31, 2007.

                                                  Six Months                      For the Year Ended December 31,
                                                     Ended       ------------------------------------------------------------------
                                                 June 30, 2007       2006          2005           2004           2003          2002
PER SHARE OPERATING                               (unaudited)        ----          ----           ----           ----          ----
PERFORMANCE:                                      -----------
NAV at beginning of year                             $8.76          $8.85        $9.30          $9.13          $7.14         $10.65
INCOME FROM INVESTMENT OPERATIONS:           --------------------------------------------------------------------------------------
       Net investment income                          0.03           0.04         0.02           0.02           0.01          0.01
       Net realized and unrealized gain
         (loss) on investments and
         foreign currency
                                                      0.76           0.75         0.40           1.09           2.76         (2.56)
                                             --------------------------------------------------------------------------------------
Total from Investment Operations                      0.79           0.79         0.42           1.11           2.77         (2.55)
                                             --------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:                                                                                                     (0.01)
       Net investment income                         (0.46)         (0.04)       (0.02)         (0.02)         (0.01)
       Realized capital gain                           --           (0.81)       (0.56)         (0.66)         (0.30)        (0.02)
       Paid-in capital                                              (0.03)       (0.29)         (0.21)         (0.47)        (0.85)
                                             --------------------------------------------------------------------------------------
Total Distributions                                  (0.46)         (0.88)       (0.87)         (0.89)         (0.78)        (0.88)
                                             --------------------------------------------------------------------------------------
Change due to rights offering (a)                      --              --             --        (0.05)           --          (0.08)
                                             --------------------------------------------------------------------------------------
Total Distributions and Rights Offering              (0.46)         (0.88)       (0.87)         (0.94)         (0.78)        (0.96)
                                             --------------------------------------------------------------------------------------
NAV at end of year                                   $9.09          $8.76         $8.85         $9.30          $9.13         $7.14
                                             ======================================================================================
Market price at end of year                          $8.98          $8.29         $8.28         $9.56          $9.46         $6.64
                                             ======================================================================================

TOTAL INVESTMENT RETURN FOR
       SHAREHOLDERS: (B)
Based on NAV
Based on market price                                  9.3%(d)       10.4%          5.0%         13.0%          40.7%       (25.0)%
                                                      14.1%(d)       11.7%        (4.4)%         12.1%          56.7%       (33.0)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)                 $1,440         $1,372        $1,368        $1,372         $1,153         $869
Ratio of expenses to average net assets (c)           0.99%(e)       1.01%         0.99%         1.01%          1.04%        1.05%
Ratio of net investment income to average
              net assets (c)                          0.54%(e)       0.43%         0.20%         0.20%          0.11%        0.11%
Portfolio turnover rate                                 32%(d)         72%           46%           57%            64%          83%
--------------------

(a)  Effect of All-Star's rights offerings for Shares at a price below NAV.
(b)  Calculated assuming all distributions reinvested at the actual reinvestment price and all rights offerings were fully subscribed under the terms of each offering.
(c)  The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(d)  Not annualized.
(e)  Annualized.

                                                        FINANCIAL HIGHLIGHTS

                                                                               For the Year Ended December 31,
                                                         ---------------------------------------------------------------------------
                                                             2001            2000           1999            1998            1997
                                                             ----            ----           ----            ----            ----
PER SHARE OPERATING PERFORMANCE:
NAV at beginning of year                                    $13.61          $14.02         $14.22          $13.32         $11.95
                                                         -------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
       Net investment income                                  0.03            0.05           0.05            0.05           0.05
       Net realized and unrealized gain (loss) on
          investments and foreign currency                  (1.79)            0.96           1.22            2.35           3.01(a)
                                                         -------------------------------------------------------------------------
Total from Investment Operations                            (1.76)            1.01           1.27            2.40           2.70
                                                         -------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
        Net investment income                               (0.03)           (0.06)         (0.05)          (0.05)         (0.05)
        Realized capital gain                               (1.17)           (1.36)         (1.34)          (1.35)         (1.28)
                                                         -------------------------------------------------------------------------
Total Distributions                                         (1.20)           (1.42)         (1.39)          (1.40)         (1.33)
                                                         -------------------------------------------------------------------------
Change due to rights offering (b)                             --               --             --            (0.10)           --
Impact of Shares issued in dividend reinvestment (c)          --               --           (0.08)            --             --
                                                         -------------------------------------------------------------------------
Total Distributions, Reinvestments and Rights
       Offering                                             (1.20)           (1.42)         (1.47)          (1.50)         (1.33)
                                                         -------------------------------------------------------------------------
NAV at end of year                                          $10.65          $13.61         $14.02          $14.22         $13.32
                                                         =========================================================================
Market price at end of year                                 $11.09          $12.375        $11.063         $12.938        $13.313
                                                         =========================================================================

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (D)
Based on NAV                                                (12.7)%            8.8%          10.2%           19.8%           26.6%
Based on market price                                          0.0%           25.4%         (4.4)%            9.1%           34.4%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)                         $1,133          $1,376         $1,396          $1,351         $1,150
Ratio of expenses to average net assets (e)                   1.03%           0.96%          0.97%           1.00%          1.01%
Ratio of net investment income to average net
        assets (e)                                            0.27%           0.37%          0.37%           0.39%          0.38%
Portfolio turnover rate                                         64%             83%            90%             76%            99%
-------------------

(a)  Before provision for federal income tax.
(b)  Effect of All-Star's rights offerings for Shares at a price below NAV.
(c)  Effect of payment of a portion of distributions in newly issued Shares valued at a discount from NAV.
(d)  Calculated assuming all distributions reinvested at the actual reinvestment price and all rights offerings were fully subscribed under the terms of each offering.
(e)  The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

                                SHARE PRICE DATA

     All-Star's Shares were listed on the NYSE on October 31, 1986. The Shares are listed and traded on the NYSE under the symbol "USA". The following table sets forth for the calendar quarters indicated: (i) the high and low sales prices for Shares, as reported in the consolidated transaction reporting system;
(ii) the NAV per share on the day or days when the Shares traded at such high and low sales prices; and (iii) the percentage by which the Shares traded at a premium over, or discount from, All-Star's NAV per share on the day or days when the Shares traded at such high and low sales prices.

                       HIGH                     PREMIUM/        LOW                       PREMIUM/
                    SALES PRICE      NAV       (DISCOUNT)    SALES PRICE       NAV       (DISCOUNT)
                    -----------      ---       ----------    -----------       ---       ----------
2005
1st Quarter            9.65         9.21          4.8%           8.64          8.60         0.5%
2nd Quarter            9.15         8.71          5.1%           8.50          8.27         2.8%
3rd Quarter            9.57         9.13          4.8%           8.77          8.61         1.9%
4th Quarter            9.00         8.75          2.9%           8.13          8.85        -8.1%

2006
1st Quarter            8.77         9.07         -3.3%           8.19          8.98        -8.8%
2nd Quarter            8.44         8.93         -5.5%           7.06          8.07       -12.5%
3rd Quarter            7.86         8.47         -7.2%           7.11          8.02       -11.3%
4th Quarter            8.31         8.80         -5.6%           7.76          8.46        -8.3%

2007
1st Quarter            8.75         9.08         -3.6%           8.07          8.29        -2.7%
2nd Quarter            9.19         9.28         -1.0%           8.48          9.08        -6.6%
3rd Quarter            9.26         9.25         -2.9%           6.85          8.11        -9.6%

     All-Star's Shares have traded in certain periods at a discount from their NAV. Certain features of and steps taken by All-Star may have tended to reduce the discount from NAV at which its Shares might otherwise have traded, although All-Star is not able to determine what effect, if any, these various features and steps may have had. All-Star's current 10% distribution policy (see "Distributions; Automatic Dividend Reinvestment and Cash Purchase Plan - 10% Distribution Policy"), begun in June 1988, may have contributed to this effect. This trend may also have resulted in whole or in part from other factors, such as All-Star's investment performance and increased attention directed to All-Star by securities analysts and market letters.

     On November 9, 2007 the NAV per share was $8.13 and the last reported sales price was $7.32, representing a discount from NAV of 10.0 %.

                             INVESTMENT PERFORMANCE

     The table below shows two measures of All-Star's return to investors for the one, five, ten, fifteen and twenty year periods through September 30, 2007. No. 1 ("All-Star NAV") shows All-Star's investment performance based on a valuation of its Shares at NAV. No. 2 ("All-Star Price") shows All-Star's investment performance based on the market price of All-Star's Shares. Both measures assume reinvestment of all of All-Star's dividends and distributions in additional Shares pursuant to All-Star's Automatic Dividend Reinvestment and Cash Purchase Plan (see "Distributions; Automatic Dividend Reinvestment and Cash Purchase Plan"), and full participation in All-Star's 1992, 1993, 1994, 1998, 2002 and 2004 rights offerings under the terms of each offering.

     The Lipper Large-Cap Core Mutual Fund Average has been included so that All-Star's results may be compared with an unweighted average of the total return of open-end mutual funds classified as large-cap core funds (i.e., mutual funds having investment objectives and policies comparable to All-Star) published by Lipper, Inc. The Lipper Large-Cap Core Mutual Fund Average information reflects the total return of the mutual funds included in the average, in each case assuming reinvestment of dividends and distributions. The record of the S&P 500 Index has also been included so that All-Star's results may be compared with those of an unmanaged group of securities widely regarded by investors as representative of the stock market in general. The S&P 500 Index is a broad based capitalization-weighted index which reflects the total return of the securities included in the index.

                                 NO. 1             NO. 2
                                ALL-STAR         ALL-STAR         LIPPER LARGE-CAP CORE
                                  NAV              PRICE           MUTUAL FUND AVERAGE        S&P 500 INDEX
                             ------------     ---------------   ------------------------     ---------------
1 Year beginning
October 1, 2006.........      15.8%             16.4%                  16.0%                   16.4%
5 Years beginning
October 1, 2002.........      17.1%             15.8%                  13.9%                   15.5%
10 Years beginning
October 1, 1997.........       6.6%              5.7%                   5.5%                    6.6%
15 Years beginning
October 1, 1992.........      10.3%             10.0%                  10.0%                   11.1%
20 Years beginning
October 1, 1987.........      10.4%             11.0%                   9.5%                   10.6%

     The returns shown are the average annual return for the period indicated to September 30, 2007.

     The above results represent All-Star's past performance and are not intended as a prediction of its future performance. The investment return, NAV and market value of All-Star's Shares will fluctuate, so that such Shares when sold may be worth more or less than their original cost.

                                    THE OFFER

TERMS OF THE OFFER

     All-Star is issuing to Record Date Shareholders non-transferable Rights to subscribe for the additional Shares, without par value. Each Record Date Shareholder is being issued one Right for each Share owned on the Record Date. No Rights will be issued for fractional Shares. The Rights entitle the holder to acquire in the Primary Subscription at the Subscription Price one Share for each ten Rights held. Accordingly, Shares may be purchased only pursuant to the exercise of Rights in integral multiples of ten. Rights may be exercised at any time during the Subscription Period, which commences on November 13, 2007 and ends at 5:00 p.m., New York City time, on December 19, 2007, the Expiration Date.

     In addition, any Record Date Shareholder who fully exercises all Rights issued to him or her in the Primary Subscription (other than those Rights that cannot be exercised because they represent the right to acquire less than one Share) will be entitled to subscribe for Shares that were not otherwise subscribed for by others in the Primary Subscription. For purposes of determining the number of Shares a Record Date Shareholder may acquire pursuant to the Offer, broker-dealers whose Shares are held of record on the Record Date by Cede or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. If enough Shares are available, all Record Date Shareholder requests to buy Shares that were not bought by other Record Date Shareholders will be honored in full. If the requests for Shares exceed the Shares available, All-Star may, at its discretion, issue up to an additional 25% of the Shares available pursuant to the Offer in order to honor such over-subscriptions. All-Star may sell additional Shares to Record Date Shareholders if and to the extent that Shares issued through the Offer would not cause any undue dilution (reduction) of the NAV of the Shares. Whether or not All-Star determines to issue additional Shares to honor all over-subscriptions, Shares will be allocated PRO RATA among those Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by All-Star. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed under "Over-Subscription Privilege".

     The Rights are not transferable. Therefore, only the underlying Shares, and not the Rights, will be admitted for trading on the NYSE. Since fractional Shares will not be issued, Record Date Shareholders who receive, or who are left with, fewer than ten Rights will be unable to exercise such Rights and will not be entitled to receive any cash in lieu thereof.

     The Rights will be evidenced by Subscription Certificates, which will be mailed to Record Date Shareholders with addresses in the United States. See "Foreign Restrictions". Rights may be exercised by completing a Subscription Certificate and delivering it, together with payment by means of (i) a check or money order, or (ii) a Notice of Guaranteed Delivery, to the Subscription Agent during the Subscription Period. The method by which Rights may be exercised and Shares paid for is set forth under "Method of Exercise of Rights" and "Payment for Shares."

PURPOSE OF THE OFFER

     The Board of Trustees has determined that (i) it would be in the best interests of All-Star and its shareholders to increase the assets of All-Star available for investment, thereby permitting All-Star to be in a better position to more fully take advantage of investment opportunities consistent with All-Star's investment objective that may arise, and (ii) the potential benefits of the Offer to All-Star and its shareholders will outweigh the dilution to shareholders who do not fully exercise their Rights. The Board of Trustees voted unanimously to approve the terms of the Offer as set forth in this prospectus.

     In reaching its decision, the Board of Trustees considered, among other things, advice by AAI that the proceeds of the Offer will enable the Portfolio Managers to take advantage of perceived investment opportunities without having to sell existing portfolio holdings, which they otherwise would retain. The Board of Trustees considered that the Offer seeks to reward investors by giving existing Shareholders the opportunity to purchase additional Shares at a price below market and/or NAV and without brokerage commissions. In addition, the Board of Trustees considered that the Offer will enhance the likelihood that All-Star will continue to have sufficient assets remaining after the distributions called for by its current 10% distribution policy to permit All-Star to maintain the current ratio of its fixed expenses to its net assets.

     Finally, the Board of Trustees considered that, because the Subscription Price per Share may be less than the NAV per Share on the Pricing Date, the Offer may result in dilution of All-Star's NAV per Share. The Board of Trustees believes that the factors in favor of the Offer outweigh this possible dilution. See "Special Considerations and Risk Factors - Dilution".

     AAI, AFS and the Portfolio Managers will benefit from the Offer because their fees are based on the average daily net assets of All-Star. See "Management of All-Star". It is not possible to state precisely the amount of additional compensation they will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the net proceeds of the Offer will be invested in additional portfolio securities that will fluctuate in value. One of All-Star's Trustees who voted to authorize the Offer is an "interested person," within the meaning of the 1940 Act, of AAI, and therefore could benefit indirectly from the Offer. The other six Trustees are not "interested persons" of All-Star or AAI.

     All-Star may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of Shares and on terms which may or may not be similar to the Offer. Any such future rights offering will be made in accordance with the then applicable requirements of the 1940 Act and the Securities Act of 1933, as amended. In 1992, All-Star completed a rights offering to shareholders of 5,464,168 Shares at a subscription price of $10.05 per Share, for proceeds to All-Star after expenses of approximately $54,683,782. In 1993, All-Star completed a second rights offering to shareholders of 4,227,570 Shares at a subscription price of $10.41 per Share, for proceeds to All-Star after expenses of approximately $43,759,004. In 1994, All-Star completed a third rights offering to shareholders of 4,704,931 Shares at a subscription price of $9.14 per Share, for proceeds to All-Star after expenses of approximately $42,793,069. In 1998, All-Star completed a fourth rights offering to shareholders of 4,318,134 Shares at a subscription price of $12.83 per Share, for proceeds to All-Star after expenses of approximately $55,166,659. In 2002, All-Star completed a fifth rights offering to shareholders of 10,688,506 Shares at a subscription price of $8.99 per Share, for proceeds to All-Star after expenses of approximately $95,753,976. In 2004, All-Star completed a sixth rights offering to shareholders of 15,841,927 Shares at a subscription price of $8.34 per Share, for proceeds to All-Star after expenses of approximately $131,705,875. All six rights offerings were oversubscribed.

OVER-SUBSCRIPTION PRIVILEGE

     If all of the Rights initially issued in the Primary Subscription are not exercised, any Shares for which Subscriptions have not been received ("Excess Shares") will be offered, by means of the Over-Subscription Privilege, to Record Date Shareholders who have exercised all Rights initially issued to them and who wish to acquire more than the number of Shares for which Rights issued to them are exercisable. Record Date Shareholders who exercise all Rights initially issued to them will have the opportunity to indicate on the Subscription Certificate how many Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Excess Shares remain, all over-subscriptions will be honored in full. If sufficient Excess Shares are not available to honor all over-subscriptions, All-Star may, at the discretion of the Board of Trustees, issue up to an additional 25% of the Shares available pursuant to the Primary Subscription, to satisfy over-subscription requests. All-Star may sell additional Shares to Record Date Shareholders if and to the extent that Shares issued through the Offer would not cause any undue dilution (reduction) of the NAV of the Shares. Whether or not All-Star determines to issue additional Shares to honor all over-subscriptions, available Excess Shares will be allocated (subject to elimination of fractional Shares) among Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them.

     The method by which Excess Shares will be distributed and allocated pursuant to the Over-Subscription Privilege is as follows. Excess Shares will be available for purchase pursuant to the Over-Subscription Privilege only to the extent that the maximum number of Shares is not subscribed for through the exercise of the Primary Subscription by the Expiration Date. If the Excess Shares are not sufficient to satisfy all subscriptions pursuant to the Over-Subscription Privilege, the Excess Shares will be allocated PRO RATA (subject to the elimination of fractional Shares) among those Record Date Shareholders exercising the Over-Subscription Privilege, in proportion, not to the number of Shares requested pursuant to the Over-Subscription Privilege, but to the number of Shares held on the Record Date; provided, however, that if this

PRO RATA allocation results in any Record Date Shareholders being allocated a greater number of Excess Shares than the Record Date Shareholder subscribed for pursuant to the exercise of such Record Date Shareholder's Over-Subscription Privilege, then such Record Date Shareholder will be allocated only such number of Excess Shares as such Record Date Shareholder subscribed for and the remaining Excess Shares will be allocated among all other Record Date Shareholders exercising Over-Subscription Privileges. The formula to be used in allocating the Excess Shares is as follows:

Record Date Shareholder's Record Date Position    x     Excess Shares Remaining
----------------------------------------------
Total Record Date Position of all Oversubscribers

     The allocation process with regard to any additional Shares All-Star may offer may involve a similar allocation process as to Excess Shares. All-Star will not offer or sell any Shares that are not subscribed for under the Primary Subscription or the Over-Subscription Privilege.

SUBSCRIPTION PRICE

     The Subscription Price for the Shares to be issued pursuant to the Offer will be equal to 95% of the lower of (i) the last reported sale price of a Share on the NYSE on the Pricing Date, or (ii) the NAV of a Share on the Pricing Date. The Subscription Price will be lower than All-Star's then current NAV per share.

     All-Star announced the terms of the Offer before the opening of trading on the NYSE on August 7, 2007. The NAV per Share at the close of business on August 6, 2007 and on November 9, 2007 was $8.71 and $8.13, respectively, and the last reported sale price of a Share on the NYSE on those dates was $8.42 and $7.32, respectively, representing a 3.3% discount and a 10.0% discount, respectively, in relation to the NAV per Share at the close of business on those dates.

EXPIRATION OF THE OFFER

     The Offer will expire at 5:00 p.m., New York City time, on December 19, 2007. Rights will expire on the Expiration Date and thereafter may not be exercised, unless the Offer is extended. Since the Expiration Date is prior to the Pricing Date, Record Date Shareholders who decide to acquire Shares in the Primary Subscription or pursuant to the Over-Subscription Privilege will not know, when they make such decision, what the final Subscription Price for such Shares will be.

     Any extension, termination, or amendment of the Offer will be followed as promptly as practicable by announcement thereof, such announcement in the case of an extension to be issued no later than 9:00 a.m., New York City time, on the next business day following the previously scheduled Expiration Date. Without limiting the manner in which All-Star may choose to make such announcement, All-Star will not, unless otherwise required by law, have any obligation to publish, advertise, or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as All-Star deems appropriate.

SUBSCRIPTION AGENT

     The Subscription Agent is Computershare Trust Company, N.A., P.O. Box 859208, Braintree, Massachusetts 02185-9208. Computershare Trust Company, N.A., is also All-Star's dividend paying agent, transfer agent and registrar. The Subscription Agent will receive from All-Star a fee estimated at approximately $100,000 plus reimbursements for its out-of-pocket expenses related to the Offer.

INFORMATION AGENT

     Any questions or requests for assistance regarding the Offer may be directed to the Information Agent at its telephone number and address listed below:

     The Altman Group, Inc.
     1200 Wall Street West
     Lyndhurst, NJ 07071

     Call Toll Free 1-800-499-7619

     The Information Agent will receive a fee from All-Star estimated at approximately $50,000 and reimbursement for its out-of-pocket expenses related to the Offer.

METHOD OF EXERCISE OF RIGHTS

     Rights may be exercised by fully completing and signing the reverse side of the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment in full for the Shares as described below under "Payment for Shares". Rights may also be exercised by a Record Date Shareholder contacting his or her broker, bank or trust company, which can arrange, on his or her behalf, to guarantee delivery of payment (using a "Notice of Guaranteed Delivery") and of a properly completed and executed Subscription Certificate. The broker, bank or trust company may charge a fee for this service. Fractional Shares will not be issued. Record Date Shareholders who receive, or who are left with, fewer than ten Rights will not be able to exercise such Rights.

     Completed Subscription Certificates and related payments must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date (unless payment is effected by means of a Notice of Guaranteed Delivery as described below under "Payment for Shares") at the offices of the Subscription Agent at one of the addresses set forth below.

     The Subscription Certificate and payment should be sent to COMPUTERSHARE TRUST COMPANY, N.A. by one of the following methods:

SUBSCRIPTION CERTIFICATE DELIVERY METHOD   ADDRESS
----------------------------------------   -------
If By Mail:                                Computershare Trust Company, N.A.
                                           Attn:  Corporate Actions
                                           P.O. Box 859208
                                           Braintree, MA  02185-9208

If By Hand:                                Computershare Trust Company, N.A.
                                           Attn:  Corporate Actions
                                           161 Bay State Drive
                                           Braintree, MA  02184

If By Overnight Courier or Express Mail:   Computershare Trust Company, N.A.
                                           Attn:  Corporate Actions
                                           161 Bay State Drive
                                           Braintree, MA  02184

By Broker-Dealer or other Nominee:         Record Date Shareholders whose Shares are held in a
(Notice of Guaranteed Delivery)            brokerage, bank or trust account may contact their broker
                                           or other nominee and instruct them to submit a Notice of
                                           Guaranteed Delivery and payment on their behalf.

DELIVERY BY ANY METHOD OR TO ANY ADDRESS NOT LISTED ABOVE WILL NOT CONSTITUTE GOOD DELIVERY.

     All questions concerning the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of Subscription Certificates and the Subscription Price will be determined by All-Star, which determinations will be final and binding. No alternative, conditional or contingent subscriptions will be accepted. All-Star reserves the absolute right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of All-Star's counsel, be unlawful. All-Star also reserves the right to waive any irregularities or conditions, and All-Star's interpretations of the terms and conditions of the Offer shall be final and binding. Any irregularities in connection with subscriptions must be cured within such time, if any, as All-Star shall determine unless waived. Neither All-Star nor the Subscription Agent shall be under any duty to give notification of defects in such subscriptions or incur any liability for failure to give such notification. Subscriptions will not be deemed to have been made until such irregularities have been cured or waived.

PAYMENT FOR SHARES

     Record Date Shareholders who subscribe for Shares in the Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

     (1) A subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York City time, on the Expiration Date, the Subscription Agent shall have received a Notice of Guaranteed Delivery, by facsimile or otherwise, from a bank or trust company or a NYSE or National Association of Securities Dealers member firm, guaranteeing delivery of (a) payment of the full Subscription Price for Shares subscribed for in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege and
(b) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery if a properly completed and executed Subscription Certificate and full payment for the Shares is not received by the Subscription Agent by December 24, 2007. The Notice of Guaranteed Delivery may be delivered to the Subscription Agent in the same manner as Subscription Certificates at the addresses set forth above, or may be transmitted to the Subscription Agent by facsimile transmission (telecopy number
(781) 930-4942; telephone number to confirm receipt (781) 930-4900).

     (2) Alternatively, a Record Date Shareholder can, together with the Subscription Certificate, send payment for Shares subscribed for in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent based on the Estimated Subscription Price of $7.40 per Share. Please note that the Estimated Subscription Price differs from the Estimated Purchase Price, which is presented for illustration purposes only, shown on the cover page of this prospectus. To be accepted, such payment, together with the Subscription Certificate, must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date. The Subscription Agent will deposit all monies received by it prior to the final payment date into a segregated interest-bearing account (which interest will be paid to All-Star) pending proration and distribution of the Shares. THE SUBSCRIPTION AGENT WILL NOT ACCEPT CASH AS A MEANS OF PAYMENT FOR SHARES. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY MONEY ORDER OR CERTIFIED OR CASHIER'S CHECK DRAWN ON A BANK LOCATED IN THE CONTINENTAL UNITED STATES, MUST BE PAYABLE TO LIBERTY ALL-STAR EQUITY FUND, AND MUST ACCOMPANY A PROPERLY COMPLETED AND EXECUTED SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

     Within ten business days following the Expiration Date (the "Confirmation Date"), a confirmation will be sent by the Subscription Agent to each Record Date Shareholder exercising his or her Rights (or, if the Shares on the Record Date are held by Cede or any other depository or nominee, to Cede or such other depository or nominee), showing (i) the number of Shares acquired pursuant to the Primary Subscription; (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege; (iii) the per Share and total purchase price for the Shares; and (iv) any additional amount payable by such Record Date Shareholder to All-Star or any excess to be refunded by All-Star to such Record Date Shareholder, in each case based on the Subscription Price as determined on the Pricing Date. Any additional payment required from a Record Date Shareholder must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on January 18, 2008, and any excess payment to be refunded by All-Star to such Record Date Shareholder will be mailed by the Subscription Agent with the confirmation. All payments by a Record Date Shareholder must be in United States dollars by money order or check drawn on a bank located in the United States of America and be payable to LIBERTY ALL-STAR EQUITY Fund. All payments will be held by the Subscription Agent in a segregated interest-bearing account pending completion of the processing of the subscription, and will then be paid to

All-Star. Any interest earned on such amounts will accrue to All-Star and none will be paid to the subscriber.

     Whichever of the above two methods of payment is used, issuance and delivery of the Shares subscribed for are subject to collection of checks and actual payment pursuant to any Notice of Guaranteed Delivery.

     Record Date Shareholders will have no right to rescind their subscription after receipt of their payment for Shares by the Subscription Agent.

     If a Record Date Shareholder who acquires Shares pursuant to the Primary Subscription or the Over-Subscription Privilege does not make payment of any amounts due, All-Star reserves the right to take any or all of the following actions: (i) reallocate such subscribed and unpaid for Shares to Record Date Shareholders exercising the Over-Subscription Privilege who did not receive the full Over-Subscription requested; (ii) apply any payment actually received by it toward the purchase of the greatest number of whole Shares which could be acquired by such Record Date Shareholder upon exercise of the Primary Subscription or the Over-Subscription Privilege; and (iii) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Shares to enforce the relevant guaranty of payment or monetary damages.

     Record Date Shareholders whose Shares are held by a broker-dealer, bank, trust company, depository or other nominee should contact the nominee to exercise their Rights and request the nominee to exercise their Rights in accordance with their instructions.

     Brokers, banks, trust companies, depositories and other nominees who hold Shares for the account of others should notify the respective beneficial owners of such Shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to exercising the Rights. If the beneficial owner so instructs, the record holder of such Rights should complete Subscription Certificates and submit them to the Subscription Agent with the proper payment.

     The instructions contained on the Subscription Certificate should be read carefully and followed in detail. DO NOT SEND SUBSCRIPTION CERTIFICATES TO ALL-STAR. (They should be sent to Computershare Trust Company, N.A. as indicated above.)

     THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE SUBSCRIPTION AGENT WILL BE AT THE ELECTION AND RISK OF THE RECORD DATE SHAREHOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUBSCRIPTION CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

DELIVERY OF STOCK CERTIFICATES

     Participants in All-Star's Automatic Dividend Reinvestment and Cash Purchase Plan who exercise the Rights issued on Shares held in their accounts in the Plan will have their Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their shareholder dividend reinvestment accounts in the Plan. Record Date Shareholders whose Shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers' behalf will have their Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to the account of Cede or such other depository or nominee. With respect to all other Record Date Shareholders, stock certificates for all Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege will be delivered to subscribers who requested certificates, together with the confirmation on or about January 8, 2008. A refund of the amount, if any, paid in excess of the final Subscription Price will be mailed as soon as practicable after the Confirmation Date. If the Record Date Shareholder's confirmation shows that an additional amount is payable due to the final Subscription Price exceeding the estimated Subscription Price, the stock certificates will be mailed on or about January 18, 2008, provided that such additional amount has been paid and payment for Shares subscribed for has cleared, which clearance may take up to five days from the date of receipt of the payment. If such payment does not clear within five business days from the date of receipt, All-Star may exercise its rights in the event of nonpayment under "Payment for Shares".

FOREIGN RESTRICTIONS

     Record Date Shareholders whose record addresses are outside the United States will receive written notice of the Offer; however, Subscription Certificates will not be mailed to such shareholders. The Rights to which those Subscription Certificates relate will be held by the Subscription Agent for such foreign Record Date Shareholders' accounts until instructions are received in writing with payment to exercise the Rights. If no such instructions are received by the Expiration Date, such Rights will expire. See "Subscription Agent".

FEDERAL INCOME TAX CONSEQUENCES

     The following is a general summary of the significant federal income tax consequences of the receipt of Rights by a Record Date Shareholder and a subsequent lapse or exercise of Rights. The discussion is based on applicable provisions of the Code, the Treasury Regulations promulgated thereunder and other authorities currently in effect, all of which are subject to change, possibly with a retroactive effect. The discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders subject to special treatment under the Code (such as insurance companies, financial institutions, tax-exempt entities, employee benefit plans, dealers in securities, foreign corporations and persons who are not U.S. citizens or residents), and does not address any state, local or foreign tax consequences. Accordingly, each Record Date Shareholder should consult his, her or its own tax adviser with regard to the federal tax consequences of the Offer, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

     For federal income tax purposes, neither the receipt nor the exercise of the Rights by Record Date Shareholders will result in taxable income to them, and they will realize no loss with respect to any Rights that expire without being exercised. All-Star will realize no gain or loss on the issuance, exercise or expiration of the Rights.

     A Record Date Shareholder's holding period for a Share acquired on exercise of Rights will begin with the date of exercise, and the shareholder's basis for determining gain or loss on the sale of that Share will equal the sum of the shareholder's basis in the Rights, if any, plus the Subscription Price for the Share. A Record Date Shareholder's basis in exercised Rights will be zero unless either (1) the Rights' fair market value on the date of distribution is 15% or more of the fair market value on that date of the Shares with respect to which the Rights were distributed, which All-Star considers to be unlikely, or (2) the shareholder elects, on his, her or its federal income tax return for the taxable year in which the Rights are received, to allocate part of the basis of those Shares to the Rights. If either clause (1) or (2) applies, then if the Rights are exercised, the shareholder will allocate his, her or its basis in the Shares with respect to which the Rights were distributed between those Shares and the Rights in proportion to their respective fair market values on the distribution date. A Record Date Shareholder's gain or loss recognized on sale of a Share acquired on the exercise of Rights will be a capital gain or loss (assuming the Share was held as a capital asset at the time of sale) and will be long-term capital gain or loss, taxable at a maximum federal income tax rate of 15% in the case of a noncorporate shareholder, if the shareholder then holds the Share for more than one year.

EMPLOYEE BENEFIT PLAN CONSIDERATIONS

     Shareholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (including separate profit sharing/retirement and savings plans, and plans for self-employed individuals and their employees), and individual retirement accounts ("IRAs") (collectively, "Retirement Plans") should be aware that additional contributions of cash to a Retirement Plan (other than rollover contributions or trustee-to-trustee transfers from other Retirement Plans) in order to exercise Rights may, when taken together with contributions previously made, be treated as excess or nondeductible contributions subject to excise taxes. In the case of Retirement Plans qualified under section 401(a) of the Code, additional cash contributions could cause violations of the maximum contribution limitations of section 415 of the Code or other qualification rules. Retirement Plans in which contributions are so limited should consider whether there is an additional source of funds available within the Retirement Plan, including the liquidation of assets, with which to exercise the Rights. Because the rules governing

Retirement Plans are extensive and complex, Retirement Plans contemplating the exercise of Rights should consult with their counsel prior to such exercise.

     Retirement Plans and other tax-exempt entities, including governmental plans, should also be aware that if they borrow to finance their exercise of Rights they become subject to tax on unrelated business taxable income under section 511 of the Code. If any portion of an IRA is used as security for a loan, that portion will be treated as a distribution to the IRA owner.

     ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules, that may impact the exercise of Rights. Due to the complexity of these requirements and rules and the penalties for non-compliance, Retirement Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.

                     SPECIAL CONSIDERATIONS AND RISK FACTORS

     The following discusses certain matters that should be considered, among others, in connection with the Offer.

DILUTION

     Record Date Shareholders who do not fully exercise their Rights will, upon completion of the Offer, own a smaller proportional interest in All-Star than they owned prior to the Offer. All-Star cannot tell you precisely how much smaller the percentage of the Fund that you would own will be because All-Star does not know how many Record Date Shareholders will exercise their Rights and how many of their Rights they will exercise. Further, if you do not submit subscription requests pursuant to the Over-Subscription Privilege, you may experience dilution in your holdings if All-Star offers additional Shares for subscription. All-Star may sell additional Shares to shareholders if and to the extent that Shares issued through the Offer would not cause any undue dilution of the NAV of the Shares.

     All shareholders will experience an immediate dilution of the aggregate of Shares as a result of the completion of the Offer because (i) the Subscription Price per Share will be less than All-Star's NAV per Share on the Expiration Date, (ii) All-Star will incur expenses in connection with the Offer, and (iii) the number of Shares outstanding after the Offer will increase in a greater percentage than the increase in the size of All-Star's assets. This dilution also will affect Record Date Shareholders to a greater extent if they do not exercise their Rights in full. It is not possible to state precisely the amount of any decreases in either NAV or in ownership interests, because it is not known at this time what the NAV per Share will be at the Expiration Date or what proportion of the Shares will be subscribed. Finally, there may be a dilution of earnings per Share due to the increase in the number of Shares outstanding, but only to the extent that investments of the proceeds of the Offer do not achieve the same return as current investments held by All-Star. To the extent such investments achieve a better return than current investments; earnings per Share will experience appreciation.

     The following example assumes that all of the Shares are sold at the Estimated Purchase Price of $6.95 and after deducting all expenses related to the issuance of the Shares.

                                                                    DILUTION
                                              NAV PER SHARE ON     PER SHARE
                                              NOVEMBER 9, 2007     IN DOLLARS

Primary Subscription or 16,068,191 Shares           $8.13             $0.11

MARKET VALUE AND NAV

     The shares of closed-end investment companies frequently trade at a discount from NAV. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that All-Star's NAV may decrease. Since the commencement of All-Star's operations, the Shares have traded in certain periods in the market at a discount to NAV. The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced if you wish to sell your shares in a relatively short period of time. If you do so, realization of a gain or loss on your investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The Shares are not subject to redemption. Investors desiring liquidity may, subject to applicable securities laws, trade their Shares on any exchange where such Shares are then trading at current market value, which may differ from the then current NAV. Moreover, shareholders expecting to sell their Shares during the course of the Offer should be aware that there is a greater risk that the potential discount referred to above, which may increase during the Offer, will adversely affect them. This increased risk is because, among other things, the market price per Share may reflect the anticipated dilution that will result from this Offer. All-Star cannot predict whether the Shares will trade at a discount or premium to NAV after completion of the Offer.

POSSIBLE SUSPENSION OF THE OFFER

     As required by the SEC's registration form, All-Star has undertaken to suspend the Offer until it amends this prospectus if, subsequent to the effective date of All-Star's Registration Statement, All-Star's NAV declines more than 10% from its NAV as of such effective date. All-Star will notify Record Date Shareholders of any such decline and suspension and thereby permit them to cancel their exercise of Rights.

                                 USE OF PROCEEDS

     If all of the Rights are exercised in full for Shares sold at the Estimated Purchase Price of $6.95 per Share, the net proceeds to All-Star are estimated to be approximately $111,223,928, after deducting expenses related to the Offer payable by All-Star estimated at $450,000. If All-Star increases the number of Shares subject to the Offer by 25% in order to satisfy Over-Subscriptions, the proceeds will be approximately $139,142,409. However, there can be no assurance that all Rights will be exercised in full, and the Subscription Price will not be determined until the following business day after the Expiration Date. AAI has advised All-Star that net proceeds of the Offer will be invested by the Portfolio Managers in portfolio securities in accordance with All-Star's investment objective and policies. It is anticipated that investment of such net proceeds under normal market conditions will take place during a period of approximately 30 days from their receipt by All-Star, and would in any event be completed within three months. Pending such investment, the net proceeds will be invested in short-term money market instruments (see "Investment Objective, Policies and Risks - Repurchase Agreements").

                          THE MULTI-MANAGER METHODOLOGY

     All-Star allocates its portfolio assets among a number of Portfolio Managers, currently five in number, recommended by AAI and approved by the Board of Trustees. Each Portfolio Manager employs a different investment style and/or strategy, and from time to time AAI rebalances All-Star's portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

     In the opinion of AAI, the multi-manager methodology provides advantages over the use of a single manager because of the following primary factors:

     (i) most equity investment management firms consistently employ a distinct investment style which causes them to emphasize stocks with particular characteristics;

     (ii) because of changing investor preferences and market fluctuations, any given investment style will generally move into and out of market favor and will result in better performance under certain market conditions but poorer performance under other conditions;

     (iii) by allocating All-Star's portfolio on an approximately equal basis among Portfolio Managers employing different styles, the impact of any one such style on investment performance may be diluted, and the investment performance of the total portfolio may be more consistent and less volatile over the long-term than if a single style was employed throughout the entire period; and

     (iv) consistent performance at a given annual rate of return over time generally produces a higher rate of return for the long term than more volatile performance having the same average annual rate of return.

     AAI, based on the foregoing principles and on its analysis and evaluation of information regarding the personnel and investment styles and performance of a universe of numerous professional investment management firms, has selected for appointment by All-Star a group of Portfolio Managers representing a blending of different investment styles which, in its opinion, is appropriate to All-Star's investment objective.

     AAI continuously monitors the performance and investment styles of the Portfolio Managers and from time to time recommends changes of Portfolio Managers based on factors such as changes in a Portfolio Manager's investment style or a departure by a Portfolio Manager from the investment style for which it had been selected, a deterioration in a Portfolio Manager's performance relative to that of other investment management firms practicing a similar style, or adverse changes in its ownership or personnel. Portfolio Manager changes may also be made to change the mix of investment styles employed by the Portfolio Managers. Since its inception, All-Star has had fourteen Portfolio Manager changes.

     Portfolio Manager changes, as well as the periodic rebalancing of All-Star's portfolio among the Portfolio Managers and the need to raise cash for All-Star's quarterly distributions, may result in some portfolio turnover in excess of what would otherwise be the case (see "Financial Highlights"). Increased portfolio turnover would cause increased brokerage commission costs to All-Star, and may result in greater realization of capital gains, which are taxable to shareholders.

     Under the terms of an exemptive order issued to All-Star and AAI by the SEC, a portfolio management agreement with a new or additional Portfolio Manager may be entered into in advance of shareholder approval, provided that the new agreement is at a fee no higher than that provided in, and is on terms and conditions substantially similar to, All-Star's agreements with its other Portfolio Managers, and that its continuance is subject to approval by shareholders at All-Star's next regularly scheduled annual shareholder meeting (normally held in April) following the date of the new or additional portfolio management agreement. Information about Portfolio Manager changes or additions made in advance of shareholder approval will be announced to the press following Board of Trustees action and will be included in the next report to shareholders.

         All-Star's current Portfolio Managers are:

         o   Chase Investment Counsel Corporation

         o   Matrix Asset Advisors, Inc.

         o   Pzena Investment Management, LLC

         o   Schneider Capital Management Corporation

         o   TCW Investment Management Company




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                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

     All-Star's investment objective is to seek total investment return, comprised of long-term capital appreciation and current income. It seeks its investment objective through investment primarily in a diversified portfolio of equity securities.

     Under normal market conditions, All-Star invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, defined as common stocks and securities convertible into common stocks such as bonds and preferred stocks, and securities having common stock characteristics such as warrants and rights to purchase equity securities (although, as a non-fundamental policy, not more than 20% of the value of All-Star's total assets may be invested in rights and warrants). All-Star may lend its portfolio securities, write covered call and put options and engage in options and futures strategies (see "Investment Practices").

     Although under normal market conditions All-Star will remain substantially fully invested in equity securities, up to 20% of the value of All-Star's net assets may generally be invested in short-term money market instruments, including certificates of deposit (negotiable certificates issued against bank deposits), other interest-bearing bank deposits such as savings and money market accounts, and bankers' acceptances (short-term bank-guaranteed credit instruments used to finance transactions in goods) of domestic branches of U.S. banks having assets of not less than $1 billion, obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities ("U.S. Government Securities"), commercial paper (unsecured short-term promissory notes issued by corporations) rated not lower than A-1 by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P"), or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), short-term corporate debt securities rated not lower than AA by S&P or AA by Moody's, and repurchase agreements with respect to the foregoing (collectively, "Short-Term Money Market Instruments"). All-Star may temporarily invest without limit in Short-Term Money Market Instruments for defensive purposes when AAI or the Portfolio Managers deem that market conditions are such that a more conservative approach to investment is desirable. Taking a temporary defensive position may prevent All-Star from achieving its investment objective.

     Up to 20% of All-Star's net assets may be invested in below-investment grade securities. The below investment grade securities in which All-Star may invest are rated below BBB. This rating is defined by Standard & Poor's as investment grade. All-Star does not currently intend to invest more than 5% of its net assets in below investment grade securities.

     All-Star also may invest without limitation in foreign securities. All-Star does not currently intend to invest more than 5% of its net assets in foreign securities. Because American Depository Receipts ("ADRs") are denominated in U.S. dollars and there is a large liquid market in the U.S. for them, ADRs are not considered foreign securities for purposes of calculating All-Star's foreign securities exposure.

     All-Star's investment objective of seeking total investment return and its policy of investing under normal market conditions at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities, as well as certain of its investment restrictions referred to under "Reducing Investment Risk" and in the Statement of Additional Information, are fundamental and may not be changed without a majority vote of All-Star's outstanding Shares. Under the 1940 Act, a "majority vote" means the vote of the lesser of (a) 67% of the Shares of All-Star represented at a meeting at which the holders of more than 50% of the outstanding Shares of All-Star are present or represented, or
(b) more than 50% of the outstanding Shares of All-Star. Non-fundamental policies may be changed by vote of the Board of Trustees.

INVESTMENT PRACTICES

     The following describes certain of the investment practices in which one or more of the Portfolio Managers may engage, each of which may involve certain special risks.

     LENDING OF PORTFOLIO SECURITIES. Although All-Star has not to date engaged in securities lending, consistent with applicable regulatory requirements, All-Star, in order to generate additional income, may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by collateral (cash or U.S. Government

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

Securities) equal to not less than the market value, determined daily, of the securities loaned. All-Star would receive amounts equal to the interest on the securities loaned. It would also be paid for having made the loan. Any cash collateral pursuant to these loans would be invested in Short-Term Money Market Instruments. All-Star could be subjected to delays in recovering the loaned securities in the event of default or bankruptcy of the borrower. All-Star will limit such lending to not more than 30% of the value of All-Star's total assets. All-Star may pay fees to its custodian bank or others for administrative services in connection with securities loans.

     REPURCHASE AGREEMENTS. All-Star may enter into repurchase agreements with banks or broker-dealer firms whereby such institutions sell U.S. Government Securities or other securities in which it may invest to All-Star and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate that is effective during the time between the purchase and resale and is not related to the stated interest rate on the purchased securities. All-Star requires the seller of the securities to maintain on deposit with All-Star's custodian bank securities in an amount at all times equal to or in excess of the value of the repurchase agreement. In the event that the seller of the securities defaults on its repurchase obligation or becomes bankrupt, All-Star could receive less than the repurchase price on the sale of the securities to another party or could be subjected to delays in selling the securities. Under normal market conditions, not more than 20% of All-Star's net assets will be invested in Short-Term Money Market Instruments, including repurchase agreements, and not more than 10% of All-Star's net assets will be invested in repurchase agreements maturing in more than seven days.

     SECURITIES OF OTHER INVESTMENT COMPANIES. All-Star may invest in the securities of other investment companies, including open-end mutual funds, closed-end funds, unit investment trusts, private investment companies and offshore investment companies. An investment in an investment company involves risks similar to those of investing directly in the investment company's portfolio securities, including the risk that the value of the portfolio securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.

     In addition, investing in other investment companies involves certain other risks, costs, and expenses for All-Star. If All-Star invests in another investment company, All-Star will be charged its proportionate share of the advisory fees and other operating expenses of such investment company, which are in addition to the advisory fees and other operational expenses charged to All-Star. In addition, All-Star could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security. An investment in the shares of a closed-end investment company may also involve the payment of a substantial premium over, while sales of such shares may be made at a substantial discount from, the NAV of the issuers' portfolio securities. Investments in securities of other investment companies will be made in compliance with applicable 1940 Act limitations. To the extent that All-Star invests in the securities of other investment companies, All-Star's shareholders will indirectly bear a pro rata share of the investment company's expenses in addition to the expenses associated with an investment in All-Star. All-Star may invest in investment companies managed by AAI or other affiliates of AAI.

     EXCHANGE-TRADED FUNDS. All-Star may invest in exchange traded funds ("ETFs"). ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or stocks (the "Underlying Securities"). The Underlying Securities are typically selected to correspond to the stocks or other securities that comprise a particular broad based, sector or international index, or that are otherwise representative of a particular industry sector. An investment in an ETF involves risks similar to investing directly in each of the Underlying Securities, including the risk that the value of the Underlying Securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.

     The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of dividends, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF. Typically, ETFs are investment companies. However, the term is used in the industry in a broad way to include securities issued by entities that are not investment companies. To the extent an ETF is an investment company, the limitations applicable to All-Star's ability to purchase securities issued by other investment companies will apply.

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

     OPTIONS AND FUTURES STRATEGIES. All-Star may seek to increase the current return of All-Star's portfolio by writing covered call or put options with respect to the types of securities in which All-Star is permitted to invest. Call options written by All-Star give the purchaser the right for a stated period to buy the underlying securities from All-Star at a stated price; put options written by All-Star give the purchaser the right for a stated period to sell the underlying securities to All-Star at a stated price. By writing a call option, All-Star limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option; by writing a put option, All-Star assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

     All-Star may purchase put options to protect its portfolio holdings in the underlying security against a decline in market value. It may purchase call options to hedge against an increase in the prices of portfolio securities that it plans to purchase. By purchasing put or call options, All-Star, for the premium paid, acquires the right (but not the obligation) to sell (in the case of a put option) or purchase (in the case of a call option) the underlying security at the option exercise price, regardless of the then current market price.

     All-Star may also seek to hedge against declines in the value of securities owned by it or increases in the price of securities it plans to purchase, or to gain or maintain market exposure, through the purchase of stock index futures and related options. For example, All-Star may purchase stock index futures and related options to enable a newly appointed Portfolio Manager to gain immediate exposure to underlying securities markets pending the investment of the portion of All-Star's portfolio assigned to it. A stock index future is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of the specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

     Expenses and losses incurred as a result of the hedging strategies described above will reduce All-Star's current return.

     Transactions in options and futures contracts may not achieve the intended goals of protecting portfolio holdings against market declines or gaining or maintaining market exposure, as applicable, to the extent that there is an imperfect correlation between the price movements of the options and futures contracts and those of the securities to be hedged. In addition, if a Portfolio Manager's prediction on stock market movements is inaccurate, All-Star may be worse off than if it had not engaged in such options or futures transactions.

     See the Statement of Additional Information for additional information concerning options and futures transactions and the risks thereof.

RISKS

     All-Star is a diversified, multi-managed closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. All-Star is not intended to be a complete investment program and there can be no assurance that All-Star will achieve its investment objective.

INVESTMENT AND MARKET RISK

     An investment in All-Star's Shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Shares represents an indirect investment in the securities owned by All-Star, most of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of dividends and other distributions.

MARKET DISCOUNT RISK

     In addition, shares of closed-end management investment companies such as All-Star frequently trade at a discount from their NAV. The Shares were designed primarily for long-term investors, and investors in Shares should not view All-Star as a vehicle for trading purposes. This risk is separate and distinct from the risk that All-Star's NAV may decline. See "Share Price Data" for

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

information about the market price and NAV of All-Star's Shares since January 1, 2005. The range of All-Star's (discount)/premium from inception (October 31,
1986) through September 30, 2007 was (26.6)% to 20.4%.

COMMON STOCK RISK

     All-Star is not limited in the percentage of its assets that may be invested in common stocks and other equity securities, and therefore a risk of investing in All-Star is equity risk. Equity risk is the risk that the market value of securities held by All-Star will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by All-Star participate, and the particular circumstances and performance of particular companies whose securities All-Star holds. For example: an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by All-Star; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by All-Star. In addition, common stock of an issuer in All-Star's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which All-Star will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater payment risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

PREFERRED SECURITIES RISK

     Preferred equity securities involve credit risk, which is the risk that a preferred equity security will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred equity securities involves certain other risks. Certain preferred equity securities contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred equity securities) or defer distributions (in the case of "cumulative" preferred equity securities). Preferred equity securities often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuer's call. In the event of redemption, All-Star may not be able to reinvest the proceeds at comparable rates of return. Preferred equity securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred equity securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred equity securities may be significantly less liquid than many other securities, such as U.S. Government Securities, corporate debt or common stock.

CONVERTIBLE SECURITY RISK

     The Convertible Securities that All-Star may invest include bonds and preferred stocks, warrants and rights to purchase equity (although as a non-fundamental policy, not more than 20% of the value of All-Star's total assets may be invested in rights and warrants). Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value also tends to reflect the market price of the common stock of the issuing company, particularly when the stock price is greater than the convertible security's conversion price. The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security than by the market price of the underlying common stock. Thus, it may not decline in price to the same extent as the underlying common stock, and convertible securities generally have less potential for gain or loss than common stocks. However, mandatory convertible securities (as discussed below) generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before that company's common stockholders. Consequently, an issuer's convertible securities generally entail

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less risk than its common stock. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations. In addition, contingent payment convertible securities allow the issuer to claim deductions based on its nonconvertible cost of debt, which generally will result in deductions in excess of the actual cash payments made on the securities (and accordingly, holders will recognize income in amounts in excess of the cash payments received). The convertible securities in which All-Star invests may be rated below investment grade. See "Risks of Below-Investment Grade Quality Securities".

CREDIT RISK

     Credit risk is the risk that a security in All-Star's portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial status. Preferred and convertible securities are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments.

MANAGEMENT RISK

     All-Star is subject to management risk because it is an actively managed investment portfolio. AAI and the Portfolio Managers will apply investment techniques and risk analyses in selecting Portfolio Managers and making investment decisions for All-Star, respectively, but there can be no guarantee that these will produce the desired results.

GROWTH STOCK RISK

     Currently, approximately 40% of All-Star's net assets are allocated to Portfolio Managers that utilize a "growth" approach to investing. Over time, depending on market conditions, this allocation may increase or decrease. Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. In certain market conditions, growth stocks may not perform as well as value stocks or the stock market in general.

VALUE STOCK RISK

     Currently, approximately 60% of All-Star's net assets are allocated to Portfolio Managers that utilize a "value" approach to investing. Over time, depending on market conditions, this allocation may increase or decrease. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in a Portfolio Manager's opinion, undervalued. If the Portfolio Manager's assessment of a company's prospects is wrong, the price of the company's stock may fall or may not approach the value the Portfolio Manager has placed on it.

FOREIGN SECURITIES RISK

     Investments in foreign securities involve risks in addition to those of investments in securities of U.S. issuers. These risks include political and economic risks, currency fluctuations, higher transaction costs, less liquidity and greater volatility, delayed settlement, confiscatory taxation, withholding of taxes and less stringent investor protection and disclosure standards in some foreign markets. These risks can make investments in foreign issuers more volatile and potentially less liquid than investments in U.S. issuers.

TAX RISK

     All-Star may invest in preferred securities, convertible securities or other securities the federal income tax treatment of the income from which may not be clear or may be subject to recharacterization by the IRS.

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     The tax treatment of distributions All-Star designates as "qualified dividend income" may be affected by IRS interpretations of the Code and future changes in the Code and the regulations thereunder. Moreover, unless legislative action is taken, the favorable tax treatment of qualified dividend income, as well as the 15% maximum federal income tax rate on individuals' net capital gain, will expire for taxable years commencing after December 31, 2010. See "Tax Matters". If All-Star has significant holdings in securities that generate qualified dividend income, its Share price may be volatile while Congress considers an extension of that favorable tax treatment, depending on the anticipated outcome of the legislation. There can be no assurance as to what portion, if any, of All-Star's distributions will constitute qualified dividend income.

MARKET DISRUPTION RISK

     Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the United States on September 11, 2001), war and other geopolitical events. All-Star cannot predict the effects of similar events in the future on the U.S. economy.

INFLATION RISK

     Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of All-Star's shares and distributions can decline.

DEFLATION RISK

     Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of All-Star's portfolio.

                             MANAGEMENT OF ALL-STAR

TRUSTEES AND OFFICERS

     The Board of Trustees is responsible for the general oversight of All-Star's operations, including the general oversight of AAI's and the Portfolio Managers' management of All-Star. The names and business addresses of the Trustees and officers of All-Star and their principal occupations during the past five years are set forth under "Trustees and Officers" in the Statement of Additional Information.

AAI

     AAI, 1290 Broadway, Suite 1100, Denver, CO 80203, is the Fund's investment adviser. AAI acts as the investment adviser to registered investment companies with aggregate assets of approximately $1.5 billion as of December 31, 2006. AAI is a wholly-owned subsidiary of ALPS, a Denver, Colorado-based company that provides a wide range of fund services, including fund administration, fund distribution and fund accounting. ALPS and its affiliates provide fund administration services to funds with assets in excess of $13 billion and distribution services to funds with assets in excess of $120 billion.

THE PORTFOLIO MANAGERS

     The following summaries provide information about All-Star's current Portfolio Managers, including the employees who are primarily responsible for the day-to-day management of All-Star's portfolio. The Statement of Additional Information contains additional information about these individuals, including their compensation, other accounts managed by them and their ownership of securities in All-Star.

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     CHASE INVESTMENT COUNSEL CORPORATION ("Chase") is located at 300 Preston
Avenue, Suite 403, Charlottesville, VA 22902. Chase is an independent firm founded in 1957. Chase is 100% owned by its investment professionals. As of December 31, 2006, Chase had approximately $6.7 billion in assets under management.

     The portion of All-Star allocated to Chase is managed by a team of investment professionals directed by David B. Scott, Senior Vice President and Chief Investment Officer. Mr. Scott earned his BA in 1977 and a MBA with Honors in 1980 from the College of William and Mary. Before joining Chase in 1994, he had 15 years of experience as an analyst and portfolio manager. He has earned the right to use the CFA Institute Chartered Financial Analyst designation and is a member of the Richmond Society of Financial Analysts.

     MATRIX ASSET ADVISORS, INC. ("Matrix") is located at 747 Third Avenue, New York, NY 10017. Matrix is an independently owned firm founded in 1986 by David
A. Katz and John M. Gates. As of December 31, 2006, Matrix had approximately $1.7 billion in assets under management.

     The portion of All-Star allocated to Matrix is managed by David A. Katz, President and Chief Investment Officer of Matrix, and Head of the Investment Policy Committee. Mr. Katz, CFA, graduated summa cum laude from Union College with a Bachelor of Arts degree in Economics. He received a Master of Business Administration degree, with a concentration in Finance, from New York University Graduate School of Business in 1987, graduating with distinction. His numerous works on Value Investing have earned him various awards and distinctions at the undergraduate and graduate levels. Mr. Katz has earned the right to use the CFA Institute Chartered Financial Analyst designation. After initially working at Management Asset Corporation (Westport, CT), Mr. Katz co-founded Value Matrix Management with John M. Gates in 1986. He served as the firm's Senior Vice President and Chief Investment Officer and was Head of the Investment Policy Committee. In 1990 he merged the Value Matrix Management organization into Matrix Asset Advisors. Mr. Katz is the firm's President and Chief Investment Officer, chairs the Investment Policy Committee and is a Portfolio Manager/Analyst.

     PZENA INVESTMENT MANAGEMENT, LLC ("Pzena") is located at 120 West 45th Street, New York, NY 10036. Pzena was founded in 1995 by Richard S. Pzena, who serves as Principal and Chief Investment Officer of the firm. Pzena is 77% owned by Pzena employees, 13.5% owned by private investors and 9.5% by public shareholders. As of December 31, 2006, Pzena had approximately $27.3 billion in assets under management.

     The portion of All-Star allocated to Pzena is managed by a team of portfolio managers. For All-Star, Richard Pzena, John Goetz, and Antonio DeSpirito III have joint decision-making responsibility and "veto authority" over any portfolio management decision.

     Mr. Pzena is the Founder, Managing Principal, Chief Executive Officer and Co-Chief Investment Officer of the firm. Prior to forming Pzena Investment Management in 1995, Mr. Pzena was the Director of U.S. Equity Investments and Chief Research Officer for Sanford C. Bernstein & Company. He joined Bernstein in 1986 as an oil industry analyst and was named to the Institutional Investor All America Research Team from 1988-1990. During 1990 and 1991, Mr. Pzena served as Chief Investment Officer, Small Cap Equities, and assumed his broader domestic equity role in 1991. Prior to joining Bernstein, Mr. Pzena worked for the Amoco Corporation in various financial and planning roles. He earned a B.S. summa cum laude and an M.B.A. from the Wharton School of the University of Pennsylvania in 1979 and 1980, respectively.

     Mr. Goetz is a Managing Principal and Co-Chief Investment Officer at the firm. Prior to joining Pzena Investment Management in 1996, Mr. Goetz held a range of key positions at Amoco Corporation for over 14 years, most recently as the Global Business Manager for Amoco's $1 billion polypropylene business where he had bottom line responsibility for operations and development worldwide. Prior positions included strategic planning, joint venture investments and project financing in various oil and chemical businesses. Prior to joining Amoco, Mr. Goetz had been employed by The Northern Trust Company and Bank of America. He earned a B.A. summa cum laude in Mathematics and Economics from Wheaton College in 1979 and an M.B.A. from the Kellogg School at Northwestern University in 1982.

     Mr. DeSpirito is a Principal and Portfolio Manager of Large Cap Value. Previously, Mr. DeSpirito was one of the Portfolio Managers of Pzena Investment Management's Small Cap Value service. Prior to joining Pzena Investment Management in 1996, Mr. DeSpirito was an Associate in the Corporate Department at the Boston based law firm of Ropes & Gray. At Ropes & Gray, he advised

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clients in the direct television, financial services, fitness, packaging films, retail, software, and wire and cable industries. Mr. DeSpirito earned a B.S. summa cum laude from the Wharton School of the University of Pennsylvania in 1990 and a J.D. magna cum laude from Harvard Law School in 1993.

     SCHNEIDER CAPITAL MANAGEMENT CORPORATION ("Schneider") is located at 450 East Swedesford Road, Wayne, PA 19087 ("Schneider"). Schneider is an independently owned firm founded in 1996 by Arnold C. Schneider III. Schneider is 100% employee owned. As of December 31, 2006, Schneider had approximately $5.4 billion in assets under management.

     The portion All-Star allocated to Schneider is managed by Arnold C. Schneider III, CFA. Mr. Schneider serves as President and Chief Investment Officer and manages the portion of All-Star allocated to Schneider. Prior to founding Schneider, Mr. Schneider was a Senior Vice President and Partner of the Wellington Management Company. He has earned the right to use the CFA Institute Chartered Financial Analyst designation. Mr. Schneider received a B.S. in Finance from the McIntire School of Commerce of the University of Virginia.

     TCW INVESTMENT MANAGEMENT COMPANY, A MEMBER OF THE TCW GROUP ("TCW") is located at 865 South Figueroa Street, Los Angeles, CA 90017. TCW was established in 1971. TCW is a direct subsidiary of SG Asset Management Company ("SGAM"), which is a wholly owned subsidiary of Societe Generale. Through its various subsidiaries, TCW provides a variety of trust, investment management and investment advisory services to a wide range of institutional and retail investors in the U.S. and abroad. SGAM is located at 170, place Henri Regnault 92400, Courbevoie, France. As of December 31, 2006, TCW had approximately $144.9 billion in assets under management or committed to management.

     The portion of All-Star allocated to TCW is managed by Craig C. Blum, CFA, Portfolio Manager, Managing Director, US Equities and Stephen A. Burlingame, Portfolio Manager, Managing Director, US Equities.

     Mr. Blum is Co-Portfolio Manager of the Concentrated Core and Select Equities investment strategies. He joined TCW in 1999. Prior to joining TCW, Mr. Blum was a Senior Analyst with FMAC and Capital Markets. Prior to that, he worked in institutional sales and mortgage-backed securities analysis at Paine Webber. Mr. Blum began his investment career in 1994 at Merrill Lynch. Mr. Blum received his Bachelor of Science in Applied Mathematics and Computer Science from the University of California at Los Angeles (UCLA) in 1993, and his MBA in Finance from the UCLA Anderson Graduate School of Management in 1999. Mr. Blum has earned the right to use the CFA Institute Chartered Financial Analyst designation.

     Mr. Burlingame is Co-Portfolio Manager of the Concentrated Core and Select Equities investment strategies at TCW. Previously, Mr. Burlingame was a member of the Concentrated Core and Select Equities team, having joined TCW in 2000 as a health care analyst in the US Equity Research group. Prior to joining TCW, Mr. Burlingame was an analyst with Brandywine Asset Management from 1999 to 2000. Between 1996 and 1999, Mr. Burlingame completed internships at two different asset management firms. Mr. Burlingame graduated cum laude from Claremont McKenna College in 1999 with a Bachelor of Arts degree in Economics and a minor in Spanish.

THE FUND MANAGEMENT AGREEMENT AND THE PORTFOLIO MANAGEMENT AGREEMENTS

     All-Star has a Fund Management Agreement with AAI pursuant to which AAI implements and operates the Fund's multi-manager methodology and has overall supervisory responsibility for the general management and investment of the Fund's assets, subject to the Fund's investment objectives and policies and any directions of the Board of Trustees. AAI recommends to the Board of Trustees the investment management firms (currently five) for appointment as Portfolio Managers of All-Star. (See "The Multi-Manager Methodology "). No single individual at AAI is responsible for AAI's decisions with respect to the retention or replacement of the Portfolio Managers.

     Under All-Star's Portfolio Management Agreements with each of its Portfolio Managers and AAI, each Portfolio Manager has discretionary authority (including for the selection of brokers and dealers for the execution of All-Star's portfolio transactions) with respect to the portion of All-Star's assets allocated to it by AAI from time to time, subject to All-Star's investment objective and policies, to the supervision and control of the Board of Trustees, and to instructions from AAI. As described under the section entitled "The Multi-Manager Methodology," AAI from time to time reallocates All-Star's portfolio assets in order to maintain an approximately equal allocation among the Portfolio Managers and to preserve an approximately equal weighting among the different investment styles practiced by the Portfolio Managers. Although the Portfolio Managers' activities are subject to general oversight by AAI, the Board of Trustees and officers of All-Star, none of AAI, the Board of Trustees or officers evaluate the investment merits of the Portfolio Managers' selections of individual securities. See Appendix A for a description of the Portfolio Managers.

     Although All-Star does not permit a Portfolio Manager to act or have a broker-dealer affiliate act as broker for All-Star's portfolio transactions initiated by it, the Portfolio Managers are permitted to place portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided the commission does not exceed the usual and customary broker's commission being paid to other brokers for comparable transactions and is otherwise in accordance with All-Star's procedures adopted under Rule 17e-1 under the 1940 Act.

     Under All-Star's Fund Management Agreement with AAI and its Portfolio Management Agreements with the Portfolio Managers, All-Star pays AAI a fund management fee, and AAI in turn pays the fees of the Portfolio Managers from the fund management fees paid to it. The annual fees that are paid under the current agreements are shown below (fees are payable monthly based on the indicated percentage of All-Star's average daily net assets during the prior month).



                           FUND MANAGEMENT FEE PAID TO AAI AND PORTFOLIO
AVERAGE DAILY NAV          MANAGEMENT FEE PAID TO PORTFOLIO MANAGERS
-----------------          ---------------------------------------------

First $400 million         0.800% (0.400% to Portfolio Managers)

Next $400 million          0.720% (0.360% to Portfolio Managers)

Next $400 million          0.648% (0.324% to Portfolio Managers)

Over $1.2 billion          0.584% (0.292% to Portfolio Managers)

     A discussion regarding the basis for the Board of Trustees approving the Fund Management Agreement and the Portfolio Management Agreements is available in All-Star's annual report for the year ended December 31, 2006.

CUSTODIAN, TRANSFER AGENT AND ADMINISTRATOR, PRICING AND BOOKKEEPING AGENT

     State Street Bank & Trust Company, One Lincoln Street, Boston, Massachusetts 02111, is All-Star's custodian. Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rhode Island 02940 is All-Star's transfer and dividend disbursing agent and registrar.

     AFS, 1290 Broadway, Suite 1100 Denver, Colorado 80203 provides administrative services to All-Star under an Administration, Bookkeeping and Pricing Services Agreement with All-Star. AFS is an affiliate of AAI and a wholly owned subsidiary of ALPS.

     All-Star has entered into an Administration, Bookkeeping and Pricing Services Agreement ("Administration Agreement") with AFS pursuant to which AFS provides administrative, fund accounting, financial reporting and other related expense budgeting, pricing and bookkeeping services for All-Star. Under the Administration Agreement with AFS, All-Star pays AFS separate fees for administrative services and bookkeeping and pricing services. The annual fee for administrative services is shown below (fees are payable monthly based on the indicated percentage of All-Star's average daily net assets during the prior month).

                                                 FUND ADMINISTRATIVE FEE
         AVERAGE DAILY NAV                             PAID TO AFS
         -----------------                             -----------

         First $400 million                               0.200%

         Next $400 million                                0.180%

         Next $400 million                                0.162%

         Over $1.2 billion                                0.146%

     In addition, for pricing and bookkeeping services AFS receives an annual fee, payable monthly, consisting of: (i) $25,000 plus 0.015% of All-Star's net asset value for fund accounting services; (ii) $13,000 for financial reporting;
(iii) a multi-manager fee of $3,000 for each Portfolio Manager managing a portion of All-Star's portfolio; and (iv) an amount necessary for AFS to recover its costs of providing fund accounting, expense budgeting and Sarbanes-Oxley services for All-Star. During any 12-month period, the aggregate fund accounting and fund reporting fees for All-Star may not exceed $140,000. Neither the multi-manager fee nor AFS' services fees are subject to the $140,000 limit.

EXPENSES OF THE FUND

     AAI provides the Portfolio Manager selection, evaluation, monitoring and rebalancing services, pays the compensation of and furnishes office space for the officers of All-Star who are affiliated with AAI, and pays the management fees of the Portfolio Managers. All-Star pays all its expenses, other than those expressly assumed by AAI. The expenses payable by All-Star include: management fees payable to AAI; administrative, bookkeeping and pricing fees payable to AFS; fees and expenses of the independent registered public accounting firm; fees for transfer agent and registrar, dividend disbursing, custodian and portfolio recordkeeping services; expenses in connection with the Automatic Dividend Reinvestment and Cash Purchase Plan; expenses in connection with obtaining quotations for calculating the value of All-Star's net assets; taxes (if any) and the preparation of All-Star's tax returns; brokerage fees and commissions; interest; costs of trustee and shareholder meetings (including expenses of printing and mailing proxy material therefor); expenses of printing and mailing reports to shareholders; fees for filing reports with regulatory bodies and the maintenance of All-Star's existence; membership dues for investment company industry trade associations; legal fees; stock exchange listing fees and expenses; fees to federal and state authorities for the registration of Shares; fees and expenses of Trustees who are not trustees, officers, employees or stockholders of AAI or its affiliates; insurance and fidelity bond premiums; and any extraordinary expenses of a non-recurring nature.

                              DESCRIPTION OF SHARES

GENERAL

     All-Star's authorized capitalization consists of an unlimited number of Shares of beneficial interest without par value, of which 160,681,907 Shares were issued and outstanding on the date of this prospectus. The currently outstanding Shares are, and the Shares offered hereby when issued and paid for pursuant to the terms of the Offer will be, fully paid and non-assessable. Shareholders would be entitled to share pro rata in the net assets of All-Star available for distribution to shareholders upon liquidation of All-Star.

     Shareholders are entitled to one vote for each Share held. All-Star's Shares do not have cumulative voting rights, which means that the holders of more than 50% of the Shares voting for the election of Trustees can elect all the Trustees standing for election, and, in such event, the holders of the remaining Shares will not be able to elect any of such Trustees.

REPURCHASE OF SHARES

     All-Star is a closed-end investment company and as such its shareholders do not have the right to cause All-Star to redeem their Shares. All-Star, however, is authorized to repurchase its Shares on the open market when its Shares are trading at a discount from their NAV. All-Star has no current plans to repurchase its Shares.

ANTI-TAKEOVER PROVISIONS OF THE DECLARATION OF TRUST; SUPER-MAJORITY VOTE REQUIREMENT FOR CONVERSION TO OPEN-END STATUS

     All-Star's Declaration of Trust contains provisions (commonly referred to as "anti-takeover" provisions) which are intended to have the effect of limiting the ability of other entities or persons to acquire control of All-Star, to cause it to engage in certain transactions, or to modify its structure. The Board of Trustees is divided into three classes, each having a term of three years. On the date of the annual meeting of shareholders in each year the term of one class expires. This provision could delay for up to three years the replacement of a majority of the Board of Trustees. The affirmative vote of 75% of the Shares will be required to authorize All-Star's conversion from a closed-end to an open-end investment company, unless such conversion is recommended by the Board of Trustees, in which event such conversion would only require the majority vote of All-Star's shareholders (as defined under "Investment Objective, Policies and Risks" above).

     In addition, the affirmative vote of the holders of 75% of the Shares of the Fund will be required generally to authorize any of the following transactions:

         (i) All-Star's merger or consolidation with or into any other corporation;

         (ii) the issuance of any securities of All-Star to any person or entity for cash;

         (iii) the sale, lease or exchange of all or any substantial part of All-Star's assets to any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

         (iv) the sale, lease or exchange to All-Star, in exchange for securities of All-Star, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of 5% or more of the outstanding Shares of All-Star. (A 66 2/3% vote would otherwise be required for a merger or consolidation or a sale, lease or exchange of all or substantially all of All-Star's assets unless recommended by the Board of Trustees, in which case only a majority vote would be required). However, such 75% vote will not be required with respect to the transactions listed in (i) through (iv) above where the Board of Trustees under certain conditions approves the transaction. However, depending upon the transaction, a different shareholder vote may nevertheless be required under Massachusetts law.

     The foregoing super-majority vote requirements may not be amended except with a similar supermajority vote of the shareholders.

     These provisions will make more difficult a change in All-Star's structure or management or consummation of the foregoing transactions without the Board of Trustees' approval. The anti-takeover provisions could have the effect of depriving shareholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of All-Star in a tender offer or similar transaction. However, the Board of Trustees continues to believe that the anti-takeover provisions are in the best interests of All-Star and its shareholders because they provide the advantage of potentially requiring persons seeking control of All-Star to negotiate with its management regarding the price to be paid and facilitating the continuity of All-Star's management and its continuing application of the multi-manager concept.

     The Board of Trustees also believes that the super-majority vote requirement for conversion to an open-end investment company is in the best interest of All-Star and its shareholders because it will allow All-Star to continue to benefit from the advantages of its closed-end structure until such time that, based on relevant factors including the then current relationship of the market price of the Shares to their NAV, the Board of Trustees determines to recommend to shareholders All-Star's conversion to an open-end investment company.

     In accordance with the Declaration of Trust, the question of conversion to an open-end investment company was submitted to the vote of shareholders at All-Star's 1993 annual meeting held on April 6, 1993, such conversion then requiring only the affirmative vote of a majority of All-Star's Shares (as defined in the 1940 Act). In accordance with the Board of Trustees' recommendation, shareholders, by a substantial majority, rejected the conversion proposal and approved an amendment to All-Star's Declaration of Trust instituting the 75% super-majority vote referred to above for any future conversion to open-end status.

                        DISTRIBUTIONS; AUTOMATIC DIVIDEND
                       REINVESTMENT AND CASH PURCHASE PLAN

10% DISTRIBUTION POLICY

     All-Star currently has a policy of paying distributions on its Shares totaling approximately 10% of its NAV per year, payable in four quarterly distributions of 2.5% of its NAV at the close of the NYSE on the Friday prior to each quarterly declaration date. These fixed distributions, which are not necessarily related to All-Star's net investment income or net realized capital gains or losses, are taxable in any taxable year, up to the amount of All-Star's E&P as ordinary dividend income (which includes not only net investment income but also short-term gains), "qualified dividend income" (taxable at a maximum 15% federal income tax rate for individuals), or long term capital gain to the extent they are attributable to such income or gain All-Star earned for that year. (See "Tax Matters"). If, for any taxable year, the total distributions made under All-Star's distribution policy exceed its E&P, the excess will be treated as a non-taxable return of capital to each shareholder (up to the amount of the shareholder's basis in his or her shares) and thereafter as gain from the sale of Shares. The amount treated as a non-taxable return of capital will reduce the shareholder's adjusted basis in his or her Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of those Shares. In any given year, the Board of Trustees may decide to distribute more than 10% of All-Star's net assets if necessary for tax purposes. For All-Star's fiscal years ended December 31, 2005 and 2006, the amount of All-Star's distributions representing return of capital was 33.2% and 2.6%, respectively. Shareholders should read any written disclosure accompanying a distribution carefully and should not assume that the source of any distribution from the Fund is net profit.

     To the extent All-Star's distribution policy results in distributions in excess of its net investment income and net realized capital gains, such distributions will decrease its total assets and increase its expense ratio to a greater extent than would have been the case without the distribution policy. In addition, in order to make distributions under the distribution policy, All-Star may have to sell portfolio securities at times when the particular investment styles of its Portfolio Managers would dictate not doing so.

     Subject to maintaining its status as a RIC (See "Tax Matters"), All-Star may, in the discretion of the Board of Trustees, retain for reinvestment, and not distribute net investment income or net capital gain for any taxable year to the extent that its net investment income and net realized gains exceed the amount to be distributed for that year under the distribution policy. Retained net capital gain will be taxed to All-Star and designated by it as long-term capital gains within 60 days after the end of the taxable year in which the gains were recognized. Under these circumstances, each shareholder will be required to include in gross income a proportionate share of the gain but will be able to claim a proportionate share of the federal income tax paid by All-Star as a credit against his or her own federal income tax liability and will be entitled to increase the adjusted tax basis in his or her shares by the difference between the amount taxed and the credit.

     All-Star intends to pay all or a substantial portion of its distributions in each year in the form of newly issued Shares (plus cash in lieu of any fractional Shares that would otherwise be issuable) to all Shareholders, except as otherwise noted below.

     The number of Shares to be issued to a shareholder in payment of a distribution declared payable in Shares will be determined by dividing the total dollar amount of the distribution by the lower of the market value or the NAV per Share on the valuation date for the distribution (but not at a discount of more than 5% from the market value). Market value per Share for this purpose will be the last sales price on the NYSE on the valuation date or, if there are no sales on that day, the mean between the closing bid and closing asked quotations for that date.

     You should consult a tax adviser about state, local and foreign taxes on your distributions from All-Star.

AUTOMATIC DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Plan, shareholders whose Shares are registered in their own name may elect to participate in the Plan and have all distributions automatically reinvested by Computershare Trust Company, N.A., as agent for participants in the Plan (the "Plan Agent"), in additional Shares. To participate in the Plan, shareholders should contact the Plan Agent by calling 1-800-LIB-FUND (1-800-542-3863), writing to Liberty All-Star Equity Fund, c/o Computershare, P.O. Box 43078, Providence, RI 02940-3078, or visiting www.computershare.com. Shareholders will be sent the Terms and Conditions of the Plan ("Terms and Conditions") and an Authorization for Reinvestment of Dividends and Distributions ("Authorization"). Shareholders wishing to participate in the Plan should review the Terms and Conditions and sign and return the Authorization to the Plan Agent. Shareholders who do not elect to participate in the Plan will receive all distributions (other than those declared payable in Shares as described above) in cash.

     Under the Plan, distributions declared payable in Shares or cash at the option of shareholders are paid to participants in the Plan entirely in newly issued full and fractional Shares valued at the lower of the market value or the NAV per Share on the valuation date for the distribution (but not a discount of more than 5% from the market value). Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional Shares purchased by the Plan Agent on the open market, on the NYSE or elsewhere, at prevailing market prices (if Shares are trading at a discount to their NAV) or in newly issued shares (if Shares are trading at or above their NAV). Dividends and distributions are subject to taxation, whether received in cash or in Shares. See "Tax Matters".

     Participants in the Plan have the option of making additional cash payments in any amount on a monthly basis for investment in Shares purchased on the open market. These voluntary cash payments will be invested on or about the 15th day of each month, and voluntary payments should be sent so as to be received by the Plan Agent no later than ten business days before the next investment date. Barring suspension of trading, voluntary cash payments will be invested within 45 days of receipt. A participant may withdraw a voluntary cash payment by written notice received by the Plan Agent at least 48 hours before such payment is to be invested.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by Shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those Shares purchased or received pursuant to the Plan.

     In the case of banks, brokers or nominees that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who participate in the Plan.

     There is no charge to participants for reinvesting distributions payable in either Shares or cash. The Plan Agent's fees for handling the reinvestment of such distributions are paid by All-Star. There are no brokerage charges with respect to Shares issued directly by All-Star as a result of distributions payable in Shares or in cash. However, each participant bears a PRO RATA share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions declared payable in cash.

     With respect to purchases from voluntary cash payments, the Plan Agent will charge $1.25 for each such purchase for a participant, plus a PRO RATA share of the brokerage commissions. Brokerage charges for purchasing small amounts of Shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

     The automatic reinvestment of dividends and other distributions will not relieve plan participants of any income tax that may be payable thereon. See "Tax Matters".

     A participant may elect to withdraw from the Plan at any time by notifying the Plan Agent in writing. There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. A withdrawal will be effective only for subsequent distributions with a record date at least ten days after the notice of withdrawal is received by the Plan Agent.

     Shareholders may obtain additional information about the Plan by calling the Plan Agent at 1-800-LIB-FUND (1-800-542-3863), writing to Liberty All-Star Equity Fund, c/o Computershare, P.O. Box 43078, Providence, RI 02940-3078, or visiting www.computershare.com.

     Experience under the Plan may indicate that changes are desirable. Accordingly, All-Star reserves the right to amend or terminate the Plan.

                                   TAX MATTERS

     The following discussion briefly summarizes the general rules applicable to taxation of All-Star and its shareholders. Shareholders are urged to consult with their own tax advisers concerning the tax consequences of their continued investment in All-Star and of their receipt and exercise of the Rights.

     All-Star has elected to be, and intends to continue to qualify each year for federal income tax treatment as a regulated investment company ("RIC"). As a result, it is expected that All-Star will be relieved of federal income tax on its net investment income and net realized capital gains to the extent it distributes them to its shareholders. (See "Distributions; Automatic Dividend Reinvestment and Cash Purchase Plan--10% Distribution Policy" regarding All-Star's authority to retain and pay taxes on net investment income and net capital gain).

     To avoid incurring a 4% federal excise tax, All-Star must distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year plus (ii) 98% of its capital gain net income (which is the excess of its realized capital gain over its realized capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus 100% of any ordinary income and capital gain net income from the prior year (as so computed) that were not paid out during such year and on which All-Star paid no federal income tax. All-Star also expects to make sufficient annual distributions to avoid being subject to that excise tax. Under current law, provided that All-Star qualifies as a RIC for federal tax purposes, All-Star should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

     If All-Star fails to qualify for treatment as a RIC in any taxable year, it would incur federal corporate income tax on the full amount of its taxable income for that year (even if it distributed that income to its shareholders), and its distributions (including distributions of net capital gain) would be taxable as ordinary dividend income to the shareholders to the extent of its E&P. In addition, All-Star could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

     Distributions by All-Star from net investment income and net realized capital gains are subject to taxation whether received by shareholders in cash or in Shares under All-Star's Automatic Dividend Reinvestment and Cash Purchase Plan. Shareholders receiving a dividend or other distribution in the form of newly issued Shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the Shares received. Such shareholders will have a cost basis in each newly issued Share equal to the fair market value of a Share on the distribution date. Distributions are generally taken into account for tax purposes when paid, except that distributions paid in January but declared in the last quarter of the preceding calendar year may be taken into account as if paid on December 31 of such preceding calendar year. A portion of All-Star's net investment income paid to corporate shareholders that is attributable to dividends from domestic corporations may be eligible for the 70% dividends-received deduction available to corporations. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the federal alternative minimum tax or result in certain basis adjustments. Distributions from net capital gain are taxable as long-term capital gains, regardless of how long the shareholder has held the Shares, and are not eligible for the dividends-received deduction.

     The U.S. federal income tax rate on net capital gain recognized by individuals is currently 15% (or 5% for individuals in the 10% or 15% tax brackets). Certain income dividends paid by All-Star to individual taxpayers will also be taxed at these reduced rates if the shareholder satisfies certain holding period and other requirements with respect to the shareholder's Shares and the dividends are attributable to QUALIFIED DIVIDEND INCOME received by All-Star. For this purpose, "QUALIFIED DIVIDEND INCOME" means dividends received by All-Star from U.S. corporations and "qualified foreign corporations," (as described below), provided that All-Star satisfies certain holding period and other requirements with respect to the stock of such corporations. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. Dividends received by All-Star from real estate investment trusts are qualified dividends only in limited circumstances. These special rules relating to the taxation of dividends of qualified dividend income from RICs generally apply to taxable years beginning before January 1, 2011. Thereafter, All-Star's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional action is taken.

     A dividend will not be treated as qualified dividend income (whether received by All-Star or paid by All-Star to a shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred shares, 91 days during the 181-day period beginning 90 days before such ex-dividend date, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

     Subject to certain exceptions, a "qualified foreign corporation" is any foreign corporation that is either (1) incorporated in a possession of the United States (the "possessions test") or (2) eligible for benefits of a comprehensive income tax treaty with the United States, that the Secretary of the Treasury determines is satisfactory for these purposes and that includes an exchange of information program (the "treaty test"). The Secretary of the Treasury has identified a substantial number of tax treaties between the United States and other countries that satisfy the treaty test.

     Subject to the same exceptions, a foreign corporation that does not satisfy either the possessions test or the treaty test will still be considered a "qualified foreign corporation" with respect to any dividend it pays if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States ("readily tradable"). The Treasury Department has issued a notice stating that common or ordinary stock, or an American Depositary Receipt in respect of such stock, is considered readily tradable if it is listed on a national securities exchange that is registered under section 6 of the Securities Exchange Act of 1934, as amended, or on the NASDAQ Stock Market.

     A qualified foreign corporation does not include any foreign corporation that, for its taxable year in which the dividend is paid or the preceding taxable year, is a passive foreign investment company.

     The benefits of the reduced tax rates applicable to net capital gain and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

     If a Shareholder holds Shares for six months or less, any loss on the sale of the Shares will be treated as a long-term capital loss to the extent of any amount reportable by the shareholder as long-term capital gain with respect to such Shares. Any loss realized on a disposition of Shares may also be disallowed under rules relating to wash sales.

     Dividends and other distributions on Shares are generally subject to federal income tax as described herein to the extent of All-Star's E&P. If, for any taxable year, the total distributions made under All-Star's distribution policy exceed its E&P, the excess will be treated as a non-taxable return of capital to each shareholder (up to the amount of the shareholder's basis in his or her shares) and thereafter as gain from the sale of Shares. See "Distributions; Automatic Dividend Reinvestment and Cash Purchase Plan--10% Distribution Policy."

     In some cases, a dividend or other distribution on Shares, even if generally subject to federal income tax as described herein, may economically represent a return of a particular shareholder's investment. If an investor purchases Shares when All-Star's NAV reflects gains that are either unrealized, or realized but not distributed, the investor will pay full price for the Shares and receive some portion of the price back as a taxable distribution (assuming sufficient E&P). Such realized gains may be required to be distributed even when All-Star's NAV also reflects unrealized losses. As of September 30, 2007 All-Star's investments had net unrealized gains of $147,470,810.

     Certain distributions All-Star makes after the close of its taxable year may be "spilled back" and treated as paid by All-Star (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such distributions in the taxable year in which they were actually made.

     Individuals and certain other non-corporate All-Star shareholders may be subject to 28% withholding on reportable dividends and capital gain distributions ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a taxpayer identification number and certain required certifications are not on file with All-Star or who, to All-Star's knowledge, have furnished an incorrect number. In addition, All-Star is required to withhold distributions to any shareholder who does not certify to All-Star that the shareholder is not subject to backup withholding due to notification by the Internal Revenue Service that the shareholder has under-reported interest or dividend income.

     Dividends All-Star pays to a foreign shareholder other than a foreign shareholder whose ownership of shares is effectively connected with a U.S. trade or business the shareholder carries on and capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year generally will be subject to a federal withholding tax of 30% (or lower treaty rate). The American Jobs Creation Act of 2004, however, established two categories of dividends, "short-term capital gain dividends" and "interest-related dividends," that, if properly designated by All-Star, will be exempt from that tax. "Short-term capital gain dividends" are dividends that are attributable to short-term capital gain, computed with certain adjustments. "Interest-related dividends" are dividends that are attributable to "qualified net interest income" ("qualified interest income" less allocable deductions), which generally consists of certain original issue discount, interest on obligations "in registered form," and interest on deposits. The exemption from withholding tax will apply to short-term capital gain dividends and interest-related dividends All-Star pays to foreign investors, with certain exceptions, with respect to its taxable years beginning after December 31, 2004, and before January 1, 2008.

     Information concerning the federal income tax status of All-Star dividends and other distributions is mailed to shareholders annually.

     Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax consequences discussed herein. Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes.

     See "The Offer--Federal Income Tax Consequences" for a discussion of the federal income tax consequences regarding the Rights.

                                     GENERAL

     Under the Fund Management Agreement between All-Star and AAI, All-Star may use the name "Liberty All-Star" or "All-Star" only so long as the Fund Management Agreement remains in effect. If the Fund Management Agreement is no longer in effect, All-Star is obligated (to the extent it lawfully can) to cease using such name or any other name indicating that it is advised by or otherwise connected with AAI. In addition, AAI may grant the non-exclusive right to use the name "Liberty All-Star" or "All-Star" to any other entity, including any other investment company of which AAI or any of its affiliates is the investment adviser or distributor.

                       STATEMENT OF ADDITIONAL INFORMATION

     Additional information about All-Star is contained in the Statement of Additional Information, a copy of which is available at no charge by calling the Information Agent at the telephone number indicated on the cover of this prospectus. Set forth below is the Table of Contents of the Statement of Additional Information.


                                TABLE OF CONTENTS

                                                                      PAGE

Investment Objective and Policies........................................1

Investment Restrictions.................................................11

Investment Advisory and Other Services..................................13

Proxy Voting............................................................15

Trustees and Officers...................................................15

Portfolio Security Transactions.........................................34

Taxes    ...............................................................36

Principal Shareholders..................................................38

Financial Statements....................................................40

Appendix A:  Proxy Voting Guidelines...................................A-1

==========================================                 ==================================================
     INVESTORS SHOULD RELY ONLY ON THE
INFORMATION CONTAINED IN OR INCORPORATED
BY REFERENCE INTO THIS PROSPECTUS.
ALL-STAR HAS NOT AUTHORIZED ANY OTHER
PERSON TO PROVIDE YOU WITH DIFFERENT
INFORMATION. IF ANYONE PROVIDES YOU WITH
DIFFERENT OR INCONSISTENT INFORMATION,                                        ALL-STAR
YOU SHOULD NOT RELY ON IT. ALL-STAR IS                                      EQUITY FUND
NOT MAKING AN OFFER TO SELL THESE
SECURITIES IN ANY STATE OR JURISDICTION
WHERE THE OFFER OR SALE IS NOT
PERMITTED. THE INFORMATION APPEARING IN
THIS PROSPECTUS IS GIVEN AS OF THE DATE
OF THIS PROSPECTUS. ALL-STAR'S BUSINESS,
FINANCIAL CONDITION, RESULTS OF
OPERATIONS AND PROSPECTS MAY HAVE
CHANGED SINCE THE DATE OF THIS
PROSPECTUS. NEITHER THE DELIVERY OF THIS
PROSPECTUS NOR ANY SALE MADE HEREUNDER
SHALL, UNDER ANY CIRCUMSTANCES, CREATE                                         LIBERTY
ANY IMPLICATION THAT INFORMATION                                              ALL-STAR
CONTAINED HEREIN IS CORRECT AS OF ANY                                       EQUITY FUND
TIME SUBSEQUENT TO THE DATE HEREOF.                               A Multi-Managed Investment Company
HOWEVER, IF ANY MATERIAL CHANGE OCCURS
WHILE THIS PROSPECTUS IS REQUIRED BY LAW
TO BE DELIVERED, THIS PROSPECTUS WILL BE
AMENDED OR SUPPLEMENTED ACCORDINGLY.

     -------------------------------


                                TABLE OF CONTENTS




Prospectus Summary..........................   3              16,068,191 SHARES OF BENEFICIAL RIGHTS FOR
Expenses....................................  12                    INTEREST ISSUABLE UPON EXERCISE
Financial Highlights........................  13                      OF RIGHTS TO SUBSCRIBE
Share Price Data............................  15                          FOR SUCH SHARES
Investment Performance......................  16
The Offer...................................  17
Special Considerations and Risk Factors.....  24
Use of Proceeds.............................  25
The Multi-Manager Methodology...............  25           --------------------------------------------------
Investment Objective, Policies and Risks....  27
Management of All-Star......................  32                                PROSPECTUS
Description of Shares.......................  36
Distributions; Automatic Dividend                                           NOVEMBER 13, 2007
  Reinvestment and Cash Purchase Plan.......  38
Tax Matters.................................  40           --------------------------------------------------
General.....................................  42

                          LIBERTY ALL-STAR EQUITY FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                November 13, 2007

        This Statement of Additional Information ("SAI") is not a prospectus, and should be read in conjunction with the prospectus of Liberty All-Star Equity Fund ("All-Star") dated November 13, 2007. You may obtain a copy of the prospectus free of charge, by writing to All-Star's administrator: All-Star c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203; or by calling 1-800-241-1850. The prospectus is incorporated by reference in its entirety into this SAI.

                                TABLE OF CONTENTS

                                                                            PAGE

Investment Objective and Policies..............................................1

Investment Restrictions.......................................................11

Investment Advisory and Other Services........................................13

Proxy Voting..................................................................15

Trustees and Officers.........................................................15

Portfolio Security Transactions...............................................34

Taxes   ......................................................................36

Principal Shareholders........................................................38

Financial Statements..........................................................40

Appendix A...................................................................A-1


NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS SAI IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        INVESTMENT OBJECTIVE AND POLICIES

        A description of the investment objective of All-Star and the types of securities in which it may invest is contained in the prospectus under "Investment Objective, Policies and Risks." What follows is additional information regarding securities in which All-Star may invest and investment practices in which it may engage, and additional risks relating thereto.

OPTIONS AND FUTURES STRATEGIES
------------------------------

        The effective use of options and future strategies is dependent, among other things, on All-Star's ability to terminate options and futures positions at times when it or its Portfolio Managers deem it desirable to do so. Although All-Star will not enter into an option or futures position unless it believes that a liquid secondary market exists for such option or future, there is no assurance that All-Star will be able to effect closing transactions at any particular time or at an acceptable price. All-Star generally expects that its options and futures transactions will be conducted on recognized securities exchanges. In certain instances, however, All-Star may purchase and sell options in the over-the-counter market. All-Star's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to All-Star. All-Star may not purchase or sell future contracts and related options if immediately thereafter the sum of the amount of initial margin deposits on All-Star's existing futures and premiums paid for such related options would exceed 5% of the market value of All-Star's net assets. Such limitation, however, will not limit All-Star's loss on such contracts and options, which is potentially unlimited.

WRITING COVERED PUT AND CALL OPTIONS ON SECURITIES
--------------------------------------------------

        All-Star may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time-to-time as its respective Portfolio Managers determine is appropriate in seeking to attain its objectives. Call options written by All-Star give the holder the right to buy the underlying securities from All-Star at a stated exercise price; put options give the holder the right to sell the underlying security to All-Star at a stated price.

        All-Star may write only covered options, which means that, so long as All-Star is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, All-Star will maintain in a separate account cash or short-term U.S. Government Securities with a value equal to or greater than the exercise price of the underlying securities. All-Star may also write combinations or covered puts and calls on the same underlying security.

        All-Star will receive a premium from writing a put or call option, which increases All-Star's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, All-Star limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, All-Star assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

        All-Star may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. All-Star will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by All-Star.

PURCHASING PUT AND CALL OPTIONS ON SECURITIES
---------------------------------------------

        All-Star may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the use of the put options since All-Star, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, All-Star will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

        All-Star may also purchase call options to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since All-Star, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, All-Star will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

PURCHASE AND SALE OF OPTIONS AND FUTURES ON STOCK INDICES
---------------------------------------------------------

        All-Star may purchase and sell options on stock indices and stock index futures as a hedge against movements in the equity markets.

        Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks.

        A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

        If a Portfolio Manager of All-Star expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of All-Star's index option or futures contract resulting from the increase in the index. If, on the other hand, the Portfolio Manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in All-Star's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of All-Star's position in such put option or future. All-Star may purchase call options on a stock index or a futures contracts on that index to enable a newly appointed Portfolio Manager to gain immediate exposure to the underlying securities market pending the investment in individual securities of the portion of All-Star's portfolio assigned to it.

        In connection with transactions in stock index options, futures and related options, All-Star will be required to deposit as "initial margin" an amount of cash and short-term U.S. Government Securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS
----------------------------------------

        All-Star may purchase and write call and put options on stock index futures contracts. All-Star may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, All-Star may purchase put options or write call options on stock index futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices, or purchase call options or write put options on stock index futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities which All-Star intends to purchase.

RISK FACTORS IN OPTIONS AND FUTURES TRANSACTIONS
------------------------------------------------

        The effective use of options and futures strategies is dependent, among other things, on All-Star's ability to terminate options and futures positions at times when its respective Portfolio Managers deem it desirable to do so. Although All-Star will not enter into an option or futures position unless its

Portfolio Managers believe that a liquid secondary market exists for such option or future, there is no assurance that All-Star will be able to effect closing transactions at any particular time or at an acceptable price. All-Star generally expects that its option and futures transactions will be conducted on recognized securities exchanges. In certain instances, however, All-Star may purchase and sell options in the over-the-counter market. All-Star's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to All-Star.

        The use of options and futures involves the risk of imperfect correlation between movements in options and future prices and movements in the price of securities which are the subject of the hedge. Such correlation, particularly with respect to options on stock indices and stock index futures, is imperfect, and such risk increases as the composition of All-Star's portfolio diverges from the composition of the relevant index. The successful use of these strategies also depends on the ability of the Portfolio Manager to correctly forecast interest rate or general stock market price movements.

REGULATORY MATTERS
------------------

        All-Star will conduct its purchases and sales of futures contracts and writing of related options transactions in accordance with the rules, regulations and any exemptions promulgated by the Commodity Futures Trading Commission ("CFTC") and the SEC with respect to such transactions.

BANK OBLIGATIONS
----------------

        Bank obligations in which All-Star may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor but may be subject to early withdrawal penalties, which vary depending upon market conditions and on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

        Bank obligations include foreign bank obligations, including Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar certificates of deposits and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Foreign bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk and interest rate risk. Additionally, foreign bank obligations are subject to many of the same risks as investments in foreign securities (see "Foreign Equity Securities" below). Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments of the foreign bank's country, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted, which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

COMMERCIAL PAPER
----------------

        A1 and Prime 1 are the highest commercial paper ratings issued by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), and Moody's Investors Service, Inc. ("Moody's"), respectively. Commercial paper rated A1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated A or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with an allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

        Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations that may be present or may arise as a result of public interest questions and preparation to meet such obligations.

GOVERNMENT SECURITIES
---------------------

        Government securities may be either direct obligations of the U.S. Treasury or may be the obligations of an agency or instrumentality of the United States.

        TREASURY OBLIGATIONS. The U.S. Treasury issues a variety of marketable securities that are direct obligations of the U.S. Government. These securities fall into three categories - bills, notes, and bonds - distinguished primarily by their maturity at time of issuance. Treasury bills have maturities of one year or less at the time of issuance, while Treasury notes currently have maturities of one to 10 years. Treasury bonds can be issued with any maturity of more than 10 years.

        OBLIGATIONS OF AGENCIES AND INSTRUMENTALITIES. Agencies and instrumentalities of the U.S. Government are created to fill specific governmental roles. Their activities are primarily financed through securities whose issuance has been authorized by Congress. Agencies and instrumentalities include the Export Import Bank, Federal Housing Administration, Government

National Mortgage Association, Tennessee Valley Authority, Banks for Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corp., U.S. Postal System, and Federal Finance Bank. Although obligations of "agencies" and "instrumentalities" are not direct obligations of the U.S. Treasury, payment of the interest or principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from backing by the full faith and credit of the United States or U.S. Treasury guarantees to the backing solely of the issuing instrumentality itself.

FOREIGN EQUITY SECURITIES
-------------------------

        Foreign equity securities include common stock and preferred stock, including securities convertible into equity securities, issued by foreign companies, American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). In determining whether a company is foreign, ALPS Advisers, Inc. ("AAI") will consider various factors, including where the company is headquartered, where the company's principal operations are located, where the company's revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending upon the circumstances.

        Foreign equity securities, which are generally denominated in foreign currencies, involve risks not typically associated with investing in domestic securities. Foreign securities may be subject to foreign taxes that would reduce their effective yield. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion of any foreign withholding taxes would reduce the income All-Star receives from its foreign investments.

        Foreign investments involve other risks, including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, and the possibility of currency exchange controls. Foreign securities may also be subject to greater fluctuations in price than domestic securities. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those of domestic companies.

        There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States. In addition, with respect to certain foreign countries, there is a possibility of the adoption of a policy to withhold (or increase existing withholding) taxes on dividends at the source, or of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries. Finally, in the event of default on a foreign debt obligation, it may be more difficult for All-Star to obtain or enforce a judgment against the issuers of the obligation. All-Star will normally execute its portfolio securities transactions on the principal stock exchange on which the security is traded.

        The considerations noted above regarding the risk of investing in foreign securities are generally more significant for investments in emerging or developing countries, such as countries in Eastern Europe, Latin America, South

America or Southeast Asia. These countries may have relatively unstable governments and securities markets in which only a small number of securities trade. Markets of developing or emerging countries may generally be more volatile than markets of developed countries. Investment in these markets may involve significantly greater risks, as well as the potential for greater gains.

        ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, All-Star may avoid currency risks during the settlement period for either purchases or sales. Because ADRs are denominated in U.S. dollars and there is a large, liquid market in the United States for most ADRs, ADRs are not considered foreign securities for purposes of calculating All-Star's foreign securities exposure.

        GDRs are receipts representing an arrangement with a major foreign bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security. GDRs will generally be considered foreign securities for purposes of calculation of any investment limitation placed on All-Star's exposure to foreign securities. However, these securities, along with the securities of foreign companies traded on the NASDAQ Stock Market will not be subject to any of the restrictions placed on All-Star's ability to invest in emerging market securities.

        Additional costs may be incurred in connection with All-Star's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when All-Star moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

FOREIGN FIXED INCOME SECURITIES
-------------------------------

        Foreign fixed income securities include debt securities of foreign corporate issuers, certain foreign bank obligations (see "Bank Obligations"), obligations of foreign governments or their subdivisions, agencies and instrumentalities, and obligations of supranational entities such as the World Bank, the European Investment Bank, and the Asian Development Bank. Any of these securities may be denominated in foreign currency or U.S. dollars, or may be traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency.

        The risk of investing in foreign fixed income securities is the same as the risks of investing in foreign equity securities. Additionally, investment in sovereign debt (debt issued by governments and their agencies and instrumentality) can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be available or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including All-Star) may be requested to participate in the rescheduling of such debt and to the extent further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

CURRENCY CONTRACTS
------------------

        The value of All-Star's investments in foreign securities will fluctuate as a result of changes in the exchange rates between the U.S. dollar and the currencies in which the foreign securities or bank deposits held by All-Star are denominated. To reduce or limit exposure to changes in currency exchange rates (referred to as "hedging") All-Star may enter into forward currency exchange contracts that, in effect, lock in a rate of exchange during the period of the forward contracts. Forward contracts are usually entered into with currency traders, are not traded on securities exchanges, and usually have a term of less than one year, but can be renewed. A default on a forward contract would deprive All-Star of unrealized profits or force All-Star to cover its commitments for purchase or sale of currency, if any, at the market price. All-Star will enter into forward contracts only for hedging purposes and not for speculation. If required by the Investment Company Act of 1940, as amended (the "1940 Act"), or the SEC, All-Star may "cover" its commitment under forward contracts by segregating cash or liquid securities with All-Star's custodian in an amount not less than the current value of its total assets committed to the consummation of the contracts. Under normal market conditions, no more than 25% of All-Star's assets may be committed to the consummation of currency exchange contracts.

        All-Star may also purchase or sell foreign currencies on a "spot" (cash) basis or on a forward basis to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing. All-Star will use this hedging technique in an attempt to insulate itself against possible losses resulting from a change in the relationship between the U.S. dollar and the relevant foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received.

        Hedging against adverse changes in exchange rates will not eliminate fluctuation in the prices of All-Star's portfolio securities or prevent loss if the prices of those securities decline. In addition, the use of forward contracts may limit potential gains from an appreciation in the U.S. dollar value of a foreign currency. Forecasting short-term currency market movements is very difficult, and there is no assurance that short-term hedging strategies used by All-Star will be successful.

REPURCHASE AGREEMENTS
---------------------

        All-Star may invest in repurchase agreements, which are agreements by which All-Star purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest that is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by All-Star collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, All-Star could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, All-Star may incur costs and delays in realizing upon the collateral. All-Star will enter into repurchase agreements only with those banks or securities dealers that are deemed creditworthy pursuant to criteria adopted by AAI. There is no limit on the portion of All-Star's assets that may be invested in repurchase agreements with maturities of seven days or less. Not more than 10% of All-Star's net assets will be invested in repurchase agreements maturing in more than seven days.

BORROWING
---------

        All-Star may borrow from banks for temporary administrative purposes. All-Star also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by All-Star. To the extent All-Star covers its commitment under such transactions (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by All-Star's Board of Trustees ("Board of Trustees"), equal in value to the amount of All-Star's commitment to repurchase, such an agreement will not be considered a "senior security" by All-Star and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by All-Star. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of All-Star's portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased. All-Star also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

ILLIQUID SECURITIES
-------------------

        Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine All-Star's net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which All-Star may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) restricted securities (securities whose public resale is subject to legal restrictions, except as described in the following paragraph); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which All-Star may invest that are not readily marketable.

        All-Star may also purchase without limit certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, such securities are deemed to be liquid.

PREFERRED STOCK
---------------

        All-Star may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

CONVERTIBLE SECURITIES AND WARRANTS
-----------------------------------

        Convertible debentures are interest-bearing debt securities, typically unsecured, that represent an obligation of the issuer providing the owner with claims to the issuer's earnings and assets before common and preferred stock owners, generally on par with unsecured creditors. If unsecured, claims of convertible debenture owners would be inferior to claims of secured debt holders. Convertible preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims to the corporation's earnings and assets before common stock owners, but after bond owners. Investments by All-Star in convertible debentures or convertible preferred stock would be a substitute for an investment in the common stock into which the debentures or preferred stock are convertible if available in quantities necessary to satisfy All-Star's investment needs (for example, in the case of a new issuance of convertible securities) or where, because of financial market conditions, the conversion price of the convertible security is comparable to the price of the underlying common stock, in which case a preferred position with respect to the corporation's earnings and assets may be preferable to holding common stock.

        Warrants are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. The securities underlying these warrants will be the same types of securities that All-Star will invest in to achieve its investment objective of capital appreciation. The purchaser of a warrant expects the market price of the underlying security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. If the market price never exceeds the purchase price plus the exercise price of the warrant before the expiration date of the warrant, the purchaser will suffer a loss equal to the purchase price of the warrant.

INVESTMENTS IN SMALL AND UNSEASONED COMPANIES
---------------------------------------------

        An unseasoned company is an entity with a limited operating history. Unseasoned and small companies may have unprofitable operating histories, limited financial resources, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, All-Star may need to sell them over an extended period or below the original purchase price. Investments by All-Star in these small or unseasoned companies may be regarded as speculative.

ZERO-COUPON AND PAY-IN-KIND SECURITIES
--------------------------------------

        A zero-coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Pay-in-kind securities are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. The price of pay-in-kind securities is expected to reflect the market value of the underlying accrued interest since the last payment. Zero-coupon and pay-in-kind securities are more volatile than cash pay securities. All-Star accrues income on these securities prior to the receipt of cash payments. All-Star intends to distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

                             INVESTMENT RESTRICTIONS

        Except as indicated otherwise, the following investment restrictions have been adopted for All-Star as fundamental policies and may be changed only by a majority vote (as defined under "Investment Objective, Policies and Risks" in the prospectus) of All-Star's outstanding shares. Non fundamental policies may be changed by the Board of Trustees without shareholder approval.

All-Star may not:

        (1)   Issue senior securities, except as permitted by (2) below.

        (2) Borrow money, except that it may borrow in an amount not exceeding 7% of its total assets (including the amount borrowed) taken at market value at the time of such borrowing, and except that it may make borrowings in amounts up to an additional 5% of its total assets (including the amount borrowed) taken at market value at the time of such borrowing to finance the repurchase of its shares, to obtain such short-term credits as are necessary for the clearance of securities transactions, or for temporary or emergency purposes, and may maintain and renew any of the foregoing borrowings, provided that All-Star maintains asset coverage of 300% with respect to all such borrowings. As a non-fundamental policy, All-Star will not borrow in an amount in excess of 5% of its total assets (including the amount borrowed).

        (3) Pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, mortgaging or hypothecating does not exceed 12% of All-Star's total assets taken at market value at the time of such pledge, mortgage or hypothecation. The deposit in escrow of securities in connection with the writing of put and call options and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecation for this purpose.

        (4) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, All-Star may be deemed to be an underwriter for purposes of the Securities Act of 1933.

        (5) Purchase or sell real estate or any interest therein, except that All-Star may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

        (6) Make loans to other persons except for loans of portfolio securities (up to 30% of total assets) and except through the use of repurchase agreements, the purchase of commercial paper or the purchase of all or a portion of an issue of debt securities in accordance with its investment objective, policies and restrictions, and provided that not more than 10% of All-Star's net assets will be invested in repurchase agreements maturing in more than seven days.

        (7) Invest in commodities or in commodity contracts (except stock index futures and options).

        (8) Purchase securities on margin (except to the extent that the purchase of options and futures may involve margin and except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities), or make short sales of securities.

        (9) Purchase the securities of issuers conducting their principal business activity in the same industry (other than securities issued or guaranteed by the United States, its agencies and instrumentalities) if, immediately after such purchase, the value of its investments in such industry would comprise 25% or more of the value of its total assets taken at market value at the time of each investment.

        (10) Purchase securities of any one issuer, if (a) more than 5% of All-Star's total assets taken at market value would at the time be invested in the securities of such issuer, except that such restriction does not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities or corporations sponsored thereby, and except that up to 25% or All-Star's total assets may be invested without regard to this limitation; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by All-Star, except that up to 25% of All-Star's total assets may be invested without regard to this limitation.

        (11) Invest in securities of another registered investment company, except (i) as permitted by the Investment Company Act of 1940, as amended from time to time, or any rule or order thereunder, or (ii) in connection with a merger, consolidation, acquisition or reorganization.

        (12) Purchase any security, including any repurchase agreement maturing in more than seven days, which is subject to legal or contractual delays in or restrictions on resale (including unregistered securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933), or which is not readily marketable, if more than 10% of the net assets of All-Star, taken at market value, would be invested in such securities.

        (13) Invest for the purpose of exercising control over or management of any company.

        (14) Purchase securities unless the issuer thereof or any company on whose credit the purchase was based, together with its predecessors, has a record of at least three years' continuous operations prior to the purchase, except for investments which, in the aggregate, taken at cost do not exceed 5% of All-Star's total assets.

        If a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of All-Star's assets will not be considered a violation of the restriction.

                     INVESTMENT ADVISORY AND OTHER SERVICES

        As stated under "Management of All-Star" in the prospectus, ALPS Advisers, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, is All-Star's investment adviser. Pursuant to its Fund Management Agreements with All-Star, AAI implements and operates All-Star's multi-manager methodology and has overall supervisory responsibility for the general management and investment of All-Star's assets, subject to All Star's investment objectives and policies and any directions of the Board of Trustees. AAI recommends to the Board of Trustees the investment management firms (currently five) for appointment as Portfolio Managers of All-Star. ALPS Fund Services, Inc. ("AFS"), 1290 Broadway, Suite 1100, Denver, Colorado, 80203, an affiliate of AAI, provides administrative services to All-Star under an Administration, Bookkeeping and Pricing Services Agreement with All-Star.

        The names and addresses of All-Star's current Portfolio Managers are as follows:

Chase Investment Counsel Corporation
300 Preston Avenue
Charlottesville, VA  22902-5091

Matrix Asset Advisors, Inc.
747 Third Avenue
New York, NY 10017

Pzena Investment Management, LLC
120 West 45th Street
New York, NY 10036

Schneider Capital Management Corporation
460 East Swedesford Road
Wayne, PA 19087

TCW Investment Management Company
865 South Figueroa Street
Los Angeles, CA 90017

AAI
---

        As described under "Management of All-Star" in the Prospectus, All-Star pays AAI a fund management fee for its investment management services (from which AAI pays the Portfolio Managers' fee).

        Prior to December 18, 2006, All-Star was managed by Banc of America Investment Advisors, Inc. ("BAIA"). For the period January 1, 2006 to December 18, 2006 and the years ended December 31, 2005 and 2004 the total fund management fees paid to BAIA were $9,078,397, $9,339,478 and $8,664,829, respectively, of which an aggregate of $4,539,199, $4,669,739 and $4,332,415, respectively, was paid to the Portfolio Managers.

        For the period December 18, 2006 to December 31, 2006, the total fund management fees paid to AAI were $421,854 of which an aggregate of $210,927 was paid to the Portfolio Managers.

        All-Star's current Fund Management Agreement and Portfolio Management Agreements provides that they will continue in effect until December 2008 and will continue in effect thereafter so long as such continuance is specifically approved annually by (a) the Board of Trustees or (b) the majority vote of All-Star's outstanding shares (as defined under "Investment Objective, Policies and Risks" in the Prospectus), provided that, in either event, the continuance is also approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of All-Star (the "Disinterested Trustees"), AAI or the Portfolio Managers by a vote cast in person at a meeting called for the purpose of voting on such approval. All-Star's Management Agreement may be terminated on 60 days written notice by either party, and the Portfolio Management Agreements may be terminated on 30 days' notice by any party, and any such agreements will terminate automatically if assigned.

        All-Star, AAI and the Portfolio Managers have adopted Codes of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by All-Star. Copies of the Codes of Ethics of All-Star and AAI can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR database on the SEC's Internet site at www.sec.gov, or may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

CUSTODIAN; ADMINISTRATION, BOOKKEEPING, AND PRICING AGENT
---------------------------------------------------------

        State Street Bank and Trust Company (the "Custodian"), One Lincoln Street, Boston, Massachusetts 02111, is the custodian of the portfolio securities and cash of All-Star. As such, the Custodian holds All-Star's portfolio securities and cash in separate accounts on All-Star's behalf and receives and delivers portfolio securities and cash in connection with portfolio transactions initiated by All-Star's Portfolio Managers, collects income due on the portfolio securities and disburses funds in connection with the payment of distributions and expenses.

        AFS, an affiliate of AAI, performs administrative, bookkeeping and pricing services for All-Star. Prior to December 18, 2006, Columbia Management Advisors, LLC ("Columbia") an affiliate of BAIA provided administrative, bookkeeping and pricing services to All-Star. For the period January 1, 2006 to December 18, 2006, and the years ended December 31, 2005 and 2004, All-Star paid administrative, bookkeeping and pricing fees to Columbia of $2,425,303, $2,537,584 and $2,378,612 respectively.

        For the period December 18, 2006 to December 31, 2006, All-Star paid administrative, bookkeeping and pricing fees to AFS of $116,712.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
---------------------------------------------

         On August 6, 2007, Deloitte & Touche LLP, 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202, was appointed by All-Star's Board of Trustees to serve as All-Star's independent registered public accounting firm for the fiscal year ending December 31, 2007. The independent registered public accounting firm provides audit services, audit-related services, tax services and/or other services to All-Star.

         From September, 1999 to August 6, 2007, PricewaterhouseCoopers LLP ("PwC") served as All-Star's independent registered public accounting firm. During the two most recent fiscal years, PwC's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audits for the two most recent fiscal years and through August 6, 2007, there were no disagreements between All-Star and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreement in its report on the financial statements for such years.


                                  PROXY VOTING

        All-Star has delegated to AAI (and not the Portfolio Managers) the responsibility to vote proxies relating to portfolio securities held by All-Star. In deciding to delegate this responsibility, the Board of Trustees reviewed and approved the policies and procedures adopted by AAI. These include the procedures that AAI follows when a vote presents a conflict between the interests of All-Star and its shareholders and AAI, its affiliates, its other clients, or other persons. AAI's proxy voting guidelines and procedures applicable to All-Star are included in this Statement of Additional Information as Appendix A.

        Information regarding how All-Star voted proxies relating to portfolio securities during the 12-month period ending June 30, 2006 is available without charge, upon request, by calling 1-800-542-3863 and on the SEC website at http://www.sec.gov.

                              TRUSTEES AND OFFICERS

        The names of the Trustees and Officers of All-Star, the date each was first elected or appointed to office, their term of office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.

DISINTERESTED TRUSTEES
----------------------
                                                                                   NUMBER OF
                                                                                 PORTFOLIOS IN
                           POSITION WITH EQUITY                                   FUND COMPLEX
                           FUND, TERM OF OFFICE     PRINCIPAL OCCUPATION(S)       OVERSEEN BY
NAME AND ADDRESS*          AND LENGTH OF SERVICE    DURING PAST FIVE YEARS          TRUSTEE**       OTHER DIRECTORSHIPS HELD
-----------------          ---------------------    ----------------------       --------------     ------------------------
John A. Benning            Trustee                  Retired since December,             2           Director, Liberty All-Star
(Age 72)                   Since 2002; Term         1999; Senior Vice                               Growth Fund (since 2002).
                           expires 2009             President, General
                                                    Counsel and Secretary,
                                                    Liberty Financial
                                                    Companies Inc. (July,
                                                    1985 to December, 1999);
                                                    Vice President, Secretary
                                                    and Director, Liberty
                                                    Asset Management Company
                                                    (August, 1985 to
                                                    December, 1999).

Thomas W. Brock            Trustee                  CEO, StoneHarbor                    2           Director, Liberty All-Star
(Age 59)                   Since 2005; Term         Investment Partners LP                          Growth Fund (since 2005);
                           expires 2008             (since April 2006);                             Trustee, Stone Harbor Local
                                                    Adjunct Professor,                              Markets Income Fund (closed
                                                    Columbia University                             end fund) (since 2007);
                                                    Graduate School of                              Trustee, Stone Harbor
                                                    Business (since                                 Investment Funds (2
                                                    September, 1998).                               Portfolios) (since 2007);
                                                                                                    Director, Columbia
                                                                                                    Management Multi-Strategy
                                                                                                    Fund LLC (Hedge Fund);
                                                                                                    Manager, BACAP Alternative
                                                                                                    Multi-Strategy Fund, LLC

George R. Gaspari          Trustee                  Financial Services                  2           Trustee and Chairman, The
(Age 66)                   Since 2006,              Consultant                                      Select Sector SPDR Trust
                           Term Expires 2008        (since 1996).                                   (since 1998); Director,
                                                                                                    Liberty All-Star Growth
                                                                                                    Fund (since 2006).

Richard W. Lowry           Chairman; Trustee        Private Investor since              2           Director and Chairman,
(Age 70)                   Since 1986; Term         1987.                                           Liberty All-Star Growth
                           Expires 2010                                                             Fund (since 1994); Trustee,
                                                                                                    Columbia Fund Complex (81
                                                                                                    portfolios).

John J. Neuhauser          Trustee                  President, Saint                    2           Director, Liberty All-Star
(Age 63)                   Since 1998; Term         Michael's College (since                        Growth Fund (since 1998);
                           Expires 2010             2007); formerly,                                Trustee, Columbia Fund
                                                    University Professor,                           Complex (81 Portfolios).
                                                    Boston College (from
                                                    December 2005 to 2007);
                                                    formerly Academic Vice
                                                    President and Dean of
                                                    Faculties, Boston College
                                                    (from August 1999 to
                                                    December 2005).

DISINTERESTED TRUSTEES
----------------------
                                                                                   NUMBER OF
                                                                                 PORTFOLIOS IN
                           POSITION WITH EQUITY                                   FUND COMPLEX
                           FUND, TERM OF OFFICE     PRINCIPAL OCCUPATION(S)       OVERSEEN BY
NAME AND ADDRESS*          AND LENGTH OF SERVICE    DURING PAST FIVE YEARS          TRUSTEE**       OTHER DIRECTORSHIPS HELD
-----------------          ---------------------    ----------------------       --------------     ------------------------
Richard C. Rantzow         Trustee                  Chairman of the Board of            2           Trustee, Clough Global
(Age 68)                   Since 2006,              First Funds (from 1992 to                       Allocation Fund (since
                           Term expires 2010        July 2006).                                     2004), Clough Global Equity
                                                                                                    Fund (since 2005) and
                                                                                                    Clough Global Opportunities
                                                                                                    Fund (since 2006);
                                                                                                    Director, Liberty All-Star
                                                                                                    Growth Fund (since 2006).
--------------------
*   The address for all Trustees and Officers is:  c/o ALPS Advisers, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.

**  The "Fund Complex" includes All-Star, Liberty All-Star Growth Fund, and the funds that comprise Financial Investors
    Variable Insurance Trust.


INTERESTED TRUSTEES
-------------------
                             POSITION WITH                                        NUMBER OF
                           EQUITY FUND, TERM                                   PORTFOLIOS IN FUND
                             OF OFFICE AND       PRINCIPAL OCCUPATION(S)        COMPLEX OVERSEEN
NAME AND ADDRESS*          LENGTH OF SERVICE     DURING PAST FIVE YEARS          BY DIRECTOR***     OTHER DIRECTORSHIPS HELD
-----------------          -----------------     ----------------------        ------------------   ------------------------
Edmund J. Burke            Trustee               President and a Director of            2           President, Financial
(Age 46)**                 Since 2006,           ALPS (since 2005),                                 Investors Trust (since
                           Term expires 2009     President and a Director of                        2001); President, Reaves
                                                 ALPS Advisers (since 2001),                        Utility Income Fund (since
                                                 President and a Director of                        2004); President, Financial
                                                 ALPS Financial Services,                           Investors Variable Trust
                                                 Inc. (1991-2005).                                  (since 2006); Trustee and
                                                                                                    President, Clough Global
                                                                                                    Allocation Fund (Trustee
                                                                                                    since 2006, President
                                                                                                    since 2004); Trustee and
                                                                                                    President, Clough Global
                                                                                                    Equity Fund (Trustee since
                                                                                                    2006, President since
                                                                                                    2005); Trustee and
                                                                                                    President Clough Global
                                                                                                    Opportunities Fund (since
                                                                                                    2006); Director, Liberty
                                                                                                    All-Star Growth Fund
                                                                                                    (since 2006); President
                                                                                                    and Trustee, Stone Harbor
                                                                                                    Local Markets Income Fund
                                                                                                    (since 2007).

--------------------

*   The address for all Trustees and Officers is:  c/o ALPS Advisers, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.

**   Mr. Burke is an "interested person" of All-Star as defined in the Investment Company Act, because he is an officer of ALPS and ALPS Advisers.

***  The "Fund Complex" includes All-Star, Liberty All-Star Growth Fund, and the funds that comprise Financial Investors
     Variable Insurance Trust.


OFFICERS
--------


                                                                     YEAR FIRST
                                                                     ELECTED OR
                           POSITION WITH LIBERTY ALL-STAR           APPOINTED TO    PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS *                   EQUITY FUND                       OFFICE       DURING PAST FIVE YEARS
------------------        --------------------------------         --------------   ----------------------
William R. Parmentier,     President and Chief Executive Officer        1999        Chief Investment Officer, ALPS Advisers,
Jr. (Age 55)                                                                        Inc. (since 2006); President and Chief
                                                                                    Executive Officer of the Liberty All-Star
                                                                                    Funds (since April 1999); Senior Vice
                                                                                    President (2005-2006), Banc of America
                                                                                    Investment Advisors, Inc.

Mark T. Haley, CFA         Senior Vice President                        1999        Senior Vice President of the Liberty
(Age 43)                                                                            All-Star Funds (since January 1999). Vice
                                                                                    President, ALPS Advisers, Inc. (since
                                                                                    2006); Vice President, Banc of America
                                                                                    Investment Advisors (1999-2006).

Edmund J. Burke            Vice President                               2006        President and a Director of ALPS (since
(Age 46)                                                                            2005), President and a Director of ALPS
                                                                                    Advisers (since 2001), President and a
                                                                                    Director of ALPS Financial Services, Inc.
                                                                                    (1991-2005). See above for other
                                                                                    Directorships held.

Jeremy O. May              Treasurer                                    2006        Mr. May is Managing Director of ALPS. Mr.
(Age 36)                                                                            May joined ALPS in 1995. Because of his
                                                                                    position with ALPS, Mr. May is deemed an
                                                                                    affiliate of All-Star as defined under the
                                                                                    1940 Act. Mr. May is currently the
                                                                                    Treasurer of Liberty All-Star Growth Fund,
                                                                                    Inc., Reaves Utility Income Fund, Clough
                                                                                    Global Equity Fund, Clough Global
                                                                                    Allocation Fund, Clough Global
                                                                                    Opportunities Fund, Financial Investors
                                                                                    Trust, and Financial Investors Variable
                                                                                    Insurance Trust. Mr. May is also on the
                                                                                    Board of Directors, and is Chairman of the
                                                                                    Audit Committee, of the University of
                                                                                    Colorado Foundation.

Kimberly R. Storms         Assistant Treasurer                          2006        Ms. Storms is Director of Fund
(Age 34)                                                                            Administration and Vice- President of
                                                                                    ALPS. Ms. Storms joined ALPS in 1998 as
                                                                                    Assistant Controller. Because of her
                                                                                    position with ALPS, Ms. Storms is deemed
                                                                                    an affiliate of All-Star as defined under
                                                                                    the 1940 Act. Ms. Storms is also Assistant
                                                                                    Treasurer of the Clough Global Equity
                                                                                    Fund, Clough Global Allocation Fund,
                                                                                    Clough Global Opportunities Fund, Liberty
                                                                                    All-Star Growth Fund, Inc., Reaves Utility
                                                                                    Income Fund and Financial Investors Trust
                                                                                    and Assistant Secretary of Ameristock
                                                                                    Mutual Fund, Inc.

                                                                     YEAR FIRST
                                                                     ELECTED OR
                           POSITION WITH LIBERTY ALL-STAR           APPOINTED TO    PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS *                   EQUITY FUND                       OFFICE       DURING PAST FIVE YEARS
------------------        --------------------------------         --------------   ----------------------
Bradley J. Swenson         Chief Compliance Officer                     2006        Chief Compliance Officer ("CCO"), ALPS Fund
(Age 34)                                                                            Services, Inc. and ALPS Distributors, Inc.,
                                                                                    since 2004; CCO ALPS Advisers, Inc. since
                                                                                    2006; Mr. Swenson currently acts in the
                                                                                    capacity of Fund CCO for Financial
                                                                                    Investors Variable Insurance Trust, Liberty
                                                                                    All-Star Growth Fund, Inc., the SPDR Trust,
                                                                                    MidCap SPDR Trust, DIAMONDS Trust,
                                                                                    NASDAQ-100 Trust, BLDRS Index Funds Trust,
                                                                                    WisdomTree Funds Trust, and Healthshares,
                                                                                    Inc.; Senior Audit Manager, Janus Capital
                                                                                    Group, Inc.; Senior Internal Auditor,
                                                                                    Oppenheimer Funds, Inc.

Tane T. Tyler              Secretary                                    2006        Assistant Secretary, ALPS Funds Services,
(Age 41)                                                                            Inc. and ALPS Distributors, Inc., since
                                                                                    September 2004; Secretary, ALPS Holdings,
                                                                                    Inc., since August 2005; Assistant
                                                                                    Secretary, ALPS Advisers, Inc., since
                                                                                    August 2006; Secretary, Liberty All-Star
                                                                                    Equity Fund and Liberty All-Star Growth
                                                                                    Fund, Inc., since December 2006;
                                                                                    Secretary, Reaves Utility Income Fund,
                                                                                    December 2004 to May 2007; Secretary,
                                                                                    Westcore Funds, February 2005 to May 2007;
                                                                                    Secretary, First Fund, from November 2004
                                                                                    to January 2007; Secretary, Financial
                                                                                    Investors Variable Insurance Trust, from
                                                                                    December 2004 - December 2006; Vice
                                                                                    President and Associate Counsel,
                                                                                    Oppenheimer Funds, from January 2004 to
                                                                                    August 2004; Vice President and Assistant
                                                                                    General Counsel, INVESCO Funds, from
                                                                                    September 1991 to December 2003.

--------------------

*   The address for all Trustees and Officers is:  c/o ALPS Advisers, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.

ROLE OF THE BOARD OF TRUSTEES
-----------------------------

        The Board of Trustees is responsible for the overall management and supervision of All-Star's affairs and for protecting the interests of the shareholders. The Board of Trustees meets periodically throughout the year to oversee All-Star's activities, review contractual arrangements with service providers for All-Star and review All-Star's performance.

AUDIT COMMITTEE
---------------

        Messrs. Benning, Brock, Gaspari, Lowry, Neuhauser and Rantzow (Committee Chairman) are members of the Audit Committee of All-Star. All-Star's Audit Committee is comprised only of members who are "Independent Trustees" (as defined in the New York Stock Exchange (NYSE) Listing Standards for trustees/directors of closed-end investment companies) of All-Star and who are also not "interested persons" (as defined in the Investment Company Act) of All-Star. The Board of Trustees has determined, in accordance with NYSE Listing

Standards, that each member of the Audit Committee is financially literate and that one of its members has prior accounting experience or related financial management expertise.

        The Audit Committee has adopted a written Audit Committee charter that sets forth the Audit Committee's structure, duties and powers, and methods of operation. The principal functions of the Audit Committee are to assist the Board of Trustees' oversight of: (1) the integrity of All-Star's financial statements, (2) All-Star's compliance with legal and regulatory requirements,
(3) the qualifications and independence of the independent registered public accounting firm (also referred to herein as the independent accountants), (4) the performance of AAI's internal audit function, and (5) the performance of the independent accountants. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent accountants (including the resolution of disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other review or attest services for All-Star.


SHARE OWNERSHIP
---------------

        The following table shows the dollar range of equity securities beneficially owned by each Trustee in All-Star as of December 31, 2006 (i) in All-Star, and (ii) in all funds overseen by the Trustee in the Family of Investment Companies.


                                                                 Aggregate Dollar Range of Equity
                                           Dollar Range of         Securities Owned in All Funds
                                          Equity Securities       Overseen by Trustee/Director in
  Name of Trustee/Director                Owned in All-Star       Family of Investment Companies*
-------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES/DIRECTORS
John A. Benning                            Over $100,000                  Over $100,000
Thomas W. Brock                            Over $100,000                  Over $100,000
George R. Gaspari                          None                           None
Richard W. Lowry                           Over $100,000                  Over $100,000
John J. Neuhauser                          $1 - $10,000                   $1 - $10,000
Richard C. Rantzow                         None                           None
INTERESTED TRUSTEE/DIRECTOR
Edmund J. Burke                            None                           None

* "Family of Investment Companies" includes All-Star and Liberty All-Star Growth Fund.

        During the past five calendar years, Mr. Lowry has had a material interest in a trust (approximately $4,511,797 as of December 31, 2006) which owns units of a limited partnership whose investments are managed by M.A. Weatherbie & Co., Inc., a portfolio manager of the Liberty All-Star Growth Fund, and whose general partner is Weatherbie Limited Partnership. Mr. Benning also has had a material interest in that trust (approximately $1,373,570 as of December 31, 2006).

        During the most recent fiscal year-end, Mr. Burke purchased shares of ALPS Holdings, Inc., the parent company of AAI, totaling 1.85% of the outstanding preferred shares of ALPS Holdings, Inc.

        As of December 31, 2006, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of AAI, a Portfolio Manager or any person controlling, controlled by or under common control with AAI or a Portfolio Manager.

        During the calendar years ended December 31, 2006 and December 31, 2005, no disinterested Trustee (or their immediate family members) had any direct or indirect interest in AAI, a Portfolio Manager or any person controlling, controlled by or under common control with AAI or a Portfolio Manager.

        During the calendar years ended December 31, 2006 and December 31, 2005, no disinterested Trustee (or their immediate family members) had any direct or indirect material interest in any transaction or series of similar transactions with (i) All-Star; (ii) another fund managed by AAI, a Portfolio Manager or a person controlling, controlled by or under common control with AAI or a Portfolio Manager; (iii) AAI or a Portfolio Manager; (iv) any person controlling, controlled by or under common control with AAI or a Portfolio Manager; or (v) an officer of any of the above.

        During the calendar years ended December 31, 2006 and December 31, 2005, no disinterested Trustee (or their immediate family members) had any direct or indirect relationship with (i) All-Star; (ii) another fund managed by AAI, a Portfolio Manager or a person controlling, controlled by or under common control with AAI or a Portfolio Manager; (iii) AAI or a Portfolio Manager; (iv) a person controlling, controlled by or under common control with AAI or a Portfolio Manager; or (v) an officer of any of the above.

        During the calendar years ended December 31, 2006 and December 31, 2005, no officer of AAI, a Portfolio Manager or any person controlling, controlled by or under common control with AAI or a Portfolio Manager served on the board of directors of a company where a disinterested Trustee of All-Star or any of their immediate family members served as an officer.

APPROVING THE INVESTMENT ADVISORY CONTRACTS
-------------------------------------------

        A discussion of the factors considered by the Board of Trustees in approving the current Fund Management Agreement and Portfolio Management Agreements may be found in All-Star's annual shareholder report for the year ended December 31, 2006.

GENERAL
-------

        The Board of Trustees is divided into three classes, each of which serves for three years. The term of office of one of the classes expires at the final adjournment of the annual meeting of shareholders (or special meeting in lieu thereof) each year or such later date as his successor shall have been elected and shall have qualified. All-Star holds annual meetings of shareholders to vote on, among other things, the election or re-election of the Trustees whose terms are expiring with that meeting. Unless each is elected at that meeting, the term of office of Messrs. Lowry, Neuhauser and Rantzow will expire upon the final adjournment of the 2010 annual meeting; the term of office of Messrs. Brock and Gaspari will expire upon final adjournment of the annual meeting for the year 2008 and the term of office of Mssrs. Benning and Burke will expire upon the final adjournment of the 2009 annual meeting. All-Star's Trustees are also Directors of Liberty All-Star Growth Fund, Inc., another closed-end multi-managed fund managed by AAI.

TRUSTEE COMPENSATION
--------------------

        The following table shows, for the year ended December 31, 2006, the compensation received from All-Star by each Trustee, and the aggregate compensation paid to each Trustee for service on the Boards of funds within the Fund Complex. All-Star has no bonus, profit sharing or retirement plans.

COMPENSATION TABLE
------------------

                                Aggregate Compensation   Total Compensation from
                                     from All-Star        the Fund Complex(1)(2)
--------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
John A. Benning                       $33,902.96                $44,500.00
Thomas W. Brock(2)                    $29,709.33                $39,000.00
George R. Gaspari                     None                      None
Richard W. Lowry(2)                   $45,335.40                $59,500.00
John J. Neuhauser(2)                  $37,713.79                $49,500.00
Richard C. Rantzow                    None                      None
INTERESTED TRUSTEE
William E. Mayer(2)(3)                $10,296.90                $13,500.00
Edmund J. Burke                       None                      None

(1) Prior to December 2006, in addition to receiving compensation for their services as Trustees of the Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. ("Funds"), Messrs. Lowry, Neuhauser and Mayer received compensation for service as Trustees of the Columbia Funds group of funds, and Mr. Brock received compensation for service as Director/Manager of the Registered Hedge Funds as defined below. As of December 18, 2006, the Fund became part of the ALPS Advisers, Inc., fund complex ("Fund Complex"). At this time, the Funds are the only two funds in the Fund Complex.

(2) At December 31, 2006, Messrs. Lowry, Mayer and Neuhauser also served as trustees of 78 open-end and 7 closed-end management investment company portfolios within the Columbia Funds group of funds. As of December 31, 2006, Mr. Brock also served as manager or director of BACAP Alternative Multi-Strategy Fund, LLC and Columbia Management Multi-Strategy Hedge Fund, LLC (the "Registered Hedge Funds").

(3)     Mr. Mayer resigned from the Boards effective April 2006.

PORTFOLIO MANAGERS
------------------

CHASE INVESTMENT COUNSEL CORPORATION ("CHASE")

        MANAGEMENT. The portion of All-Star allocated to Chase is managed by a team of investment professionals directed by David B. Scott, CFA, CIC, Chief Investment Officer and including Derwood S. Chase, Jr., President, Brian J. Lazorishak,

Vice President, Peter W. Tuz, Vice President, and Peter C. Wood, Vice President. All Chase accounts are managed on a team basis by this team with Mr. Scott being primarily responsible for portfolio day-to-day management.

        Mr. Scott earned his BA in 1977 and a MBA with Honors in 1980 from the College of William and Mary. Before joining us in 1994, he had 15 years of experience as an analyst and portfolio manager. He is a CFA charter holder and a member of The Richmond Society of Financial Analysts. He has been quoted in Barron's, Business Week, Kiplinger's Personal Finance, The New York Times, and Value Line Mutual Fund Survey. He has been a guest speaker on CNBC.

        OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by the team of investment professionals directed by David B. Scott listed above as of December 31, 2006:

                                                                NUMBER OF ACCOUNTS
                              NUMBER OF                          MANAGED FOR WHICH       ASSETS MANAGED FOR
                              ACCOUNTS       TOTAL ASSETS         ADVISORY FEE IS       WHICH ADVISORY FEE IS
    TYPE OF ACCOUNT           MANAGED           MANAGED          PERFORMANCE-BASED        PERFORMANCE-BASED
------------------------    -----------    ----------------    ---------------------   -----------------------
Registered Investment           2            $618 million               0                      N/A
Companies

Other pooled investment         0                 0                     0                      N/A
vehicles

Other accounts                 226           $5,854 million             0                      N/A

        COMPENSATION STRUCTURE. In addition to competitive salary (including 401K and profit-sharing), all investment professionals are equity shareholders of the firm and participate in the overall success of the firm through distributions from the corporation. Distributions are directly related to the individual's percentage ownership of the corporation. No portion of the fixed base salary of the portfolio managers is tied to the management or the performance of the Fund or to the performance of the Advisor's separately managed accounts. The portfolio managers as equity owners of the Advisor do not receive a salary bonus. As the firm is a subchapter S corporation, all net earnings are distributed to the portfolio managers and the firm's other equity owners. Mr. Chase also receives a portion of the consulting fees received by the firm for work he performs on alternative oil and gas investments.

        OWNERSHIP BY PORTFOLIO MANAGERS. None of the individuals responsible for the day-to-day management of All-Star own any shares of All-Star.

MATRIX ASSET ADVISORS, INC. ("MATRIX")
--------------------------------------

        MANAGEMENT. The portion of All-Star allocated to Matrix is managed by David A. Katz, Head of the Investment Policy Committee. Mr. Katz, CFA, graduated summa cum laude from Union College with a Bachelor of Arts degree in Economics.

He received a Master of Business Administration degree, with a concentration in Finance, from New York University Graduate School of Business in 1987, graduating with distinction. His numerous works on Value Investing have earned him various awards and distinctions at the undergraduate and graduate levels. Mr. Katz is a Chartered Financial Analyst. After initially working at Management Asset Corporation (Westport, CT), Mr. Katz co-founded Value Matrix Management with John M. Gates in 1986. He served as the firm's Senior Vice President and Chief Investment Officer and was Head of the Investment Policy Committee. In 1990 he merged the Value Matrix Management organization into Matrix Asset Advisors. Mr. Katz is the firm's President and Chief Investment Officer, chairs the Investment Policy Committee and is a Portfolio Manager/Analyst.

        OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Mr. Katz as of December 31, 2006:

                                                                NUMBER OF ACCOUNTS
                              NUMBER OF                          MANAGED FOR WHICH       ASSETS MANAGED FOR
                              ACCOUNTS       TOTAL ASSETS         ADVISORY FEE IS       WHICH ADVISORY FEE IS
     TYPE OF ACCOUNT          MANAGED           MANAGED          PERFORMANCE-BASED        PERFORMANCE-BASED
------------------------    -----------    ----------------    ---------------------   -----------------------

DAVID A. KATZ

Registered Investment           4            $586 million              0                      N/A
Companies

Other pooled investment         1             $10 million              1                  $10 million
vehicles

Other accounts                 445           $812 million              4                  $6 million

        COMPENSATION STRUCTURE. Matrix Portfolio Managers, including Mr. Katz, are paid competitively with meaningful potential bonuses based on individual performance and firm success. Base salary is approximately 50-75% of total compensation, with bonus, equity and profit sharing participation. Discretionary bonus is based on overall performance of the firm, and not performance of any particular account. Portfolio Managers are incented through competitive compensation and benefits, as well as high degrees of responsibility, input and autonomy. The firm has created a "stakeholder" program and profit sharing plan, in which key personnel are granted participation in the profitability of the firm in a parallel fashion as the owners of the firm.

        Such participation is contingent on continued employment. In addition, the firm has offered equity ownership to retain key investment professionals.

        OWNERSHIP BY PORTFOLIO MANAGERS. Mr. Katz does not own any shares of All-Star.

PZENA INVESTMENT MANAGEMENT, LLC ("PZENA")
------------------------------------------

        MANAGEMENT. The portion of All-Star allocated to Pzena is managed by a team of portfolio managers. Individual portfolio managers on the team do not have any latitude to make independent portfolio decisions. All decisions require unanimous consent of a three-person portfolio management team. For the Fund, Rich Pzena, John Goetz, and Tony DeSpirito have joint decision-making responsibility and "veto authority" over any decision.

        Richard S. Pzena - Mr. Pzena is the Founder, Managing Principal, Chief Executive Officer and Co-Chief Investment Officer of the firm. Prior to forming Pzena Investment Management in 1995, Mr. Pzena was the Director of U.S. Equity Investments and Chief Research Officer for Sanford C. Bernstein & Company. He joined Bernstein in 1986 as an oil industry analyst and was named to the Institutional Investor All America Research Team from 1988-1990. During 1990 and 1991, Mr. Pzena served as Chief Investment Officer, Small Cap Equities, and assumed his broader domestic equity role in 1991. Prior to joining Bernstein, Mr. Pzena worked for the Amoco Corporation in various financial and planning roles. He earned a B.S. summa cum laude and an M.B.A. from the Wharton School of the University of Pennsylvania in 1979 and 1980 respectively.

        John P. Goetz - Mr. Goetz is a Managing Principal and Co-Chief Investment Officer at the firm. Prior to joining Pzena Investment Management in 1996, Mr. Goetz held a range of key positions at Amoco Corporation for over 14 years, most recently as the Global Business Manager for Amoco's $1 billion polypropylene business where he had bottom line responsibility for operations and development worldwide. Prior positions included strategic planning, joint venture investments and project financing in various oil and chemical businesses. Prior to joining Amoco, Mr. Goetz had been employed by The Northern Trust Company and Bank of America. He earned a B.A. summa cum laude in Mathematics and Economics from Wheaton College in 1979 and an M.B.A. from the Kellogg School at Northwestern University in 1982.

        Antonio DeSpirito, III - Mr. DeSpirito is a Principal and Portfolio Manager of Large Cap Value. Previously, Mr. Despirito was one of the Portfolio Managers of Pzena Investment Management's Small Cap Value service. Prior to joining Pzena Investment Management in 1996, Mr. DeSpirito was an Associate in the Corporate Department at the Boston based law firm of Ropes & Gray. At Ropes & Gray, he advised clients in the direct television, financial services, fitness, packaging films, retail, software, and wire and cable industries. Mr. DeSpirito earned a B.S. summa cum laude from the Wharton School of the University of Pennsylvania in 1990 and a J.D. magna cum laude from Harvard Law School in 1993.

        OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Messrs. Pzena, Goetz and DeSpiritio, as of December 31, 2006.

                                                                 NUMBER OF ACCOUNTS
                              NUMBER OF                          MANAGED FOR WHICH      ASSETS MANAGED FOR
                              ACCOUNTS       TOTAL ASSETS         ADVISORY FEE IS      WHICH ADVISORY FEE IS
    TYPE OF ACCOUNT           MANAGED          MANAGED           PERFORMANCE-BASED       PERFORMANCE-BASED
------------------------    -----------    ----------------    ---------------------   -----------------------
RICHARD S. PZENA

Registered Investment           9           $9,641 million             0                       N/A
Companies

Other pooled investment        109          $3,314 million             1                   $12 million
vehicles

Other accounts                 440         $12,802 million             12                 $1,961 million


JOHN GOETZ

Registered Investment           11           $9,696 million             0                      N/A
Companies

Other pooled investment        119           $4,400 million             1                   $12 million
vehicles

Other accounts                 441          $12,935 million            12                 $1,961 million


ANTONIO DESPIRITO, III

Registered Investment           7            $9,529 million             0                      N/A
Companies

Other pooled investment         45           $2,590 million             0                      N/A
vehicles

Other accounts                 135           $5,626 million             8                 $1,088 million

        COMPENSATION STRUCTURE. Pzena portfolio managers, including Messrs Pzena, Goetz and DeSpirito, and other investment professionals at Pzena are compensated through a combination of a fixed base salary, performance bonus and equity ownership, if appropriate due to superior personal performance. Pzena avoids a compensation model that is driven by individual security performance, as it believes this can lead to short-term thinking which is contrary to the firm's value investment philosophy. Pzena considers both quantitative and qualitative factors when determining performance bonuses; however, performance bonuses are not based directly on the performance of the Fund or other clients. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena always looks at the person as a whole and the contributions that he/she has made and is likely to make in the future. Pzena annually evaluates employees' eligibility for performance bonus compensation.

SCHNEIDER CAPITAL MANAGEMENT CORPORATION ("SCHNEIDER")
------------------------------------------------------

        OWNERSHIP BY PORTFOLIO MANAGERS. None of the individuals at the firm responsible for the day-to-day management of All-Star owns any shares of the Fund.

        MANAGEMENT. The portion of All-Star allocated to Schneider is managed by Arnold C. Schneider III, CFA. Mr. Schneider serves as President and Chief Investment Officer and manages the portion of All-Star allocated to Schneider. Prior to founding Schneider, Mr. Schneider was a Senior Vice President and Partner of the Wellington Management Company. He has earned the right to use the CFA Institute Chartered Financial Analyst designation. Mr. Schneider received a B.S. in Finance from the McIntire School of Commerce of the University of Virginia.

        OTHER ACCOUNTS. The table below provides information about the other accounts managed by Mr. Schneider as of December 31, 2006:

                                                                 NUMBER OF ACCOUNTS
                              NUMBER OF                          MANAGED FOR WHICH       ASSETS MANAGED FOR
                              ACCOUNTS       TOTAL ASSETS         ADVISORY FEE IS       WHICH ADVISORY FEE IS
    TYPE OF ACCOUNT           MANAGED          MANAGED           PERFORMANCE-BASED        PERFORMANCE-BASED
------------------------    -----------    ----------------    ---------------------   -----------------------

ARNOLD C. SCHNEIDER III

Registered Investment           7          $1.222 million              0                  N/A
Companies

Other pooled investment         6           $901 million               0                  N/A
vehicles

Other accounts                 40          $3,320 million              0                  N/A

        COMPENSATION STRUCTURE. Mr. Schneider's compensation consists of a fixed base salary and a bonus. A portion of his bonus may be deferred. Generally, his salary is fixed at the beginning of each year; his bonus and any deferred compensation are discretionary and based on the overall profitability of the firm.

        OWNERSHIP BY PORTFOLIO MANAGER. Mr. Schneider does not own any shares of All-Star.

TCW INVESTMENT MANAGEMENT COMPANY ("TCW")
-----------------------------------------

        MANAGEMENT. The portion of All-Star allocated to TCW is managed by Craig
C. Blum and Stephen A. Burlingame.

        Craig C. Blum, CFA, Portfolio Manager, Managing Director US Equities - Mr. Blum is Co-Portfolio Manager of the Concentrated Core and Select Equities investment strategies. He joined TCW in 1999 as part of a program designed to fast-track high potential individuals, providing them with in-depth knowledge of the firm's various investment groups. After gaining experience in the High Yield and Mortgage-Backed Securities Groups, in 2000 Mr. Blum joined the US Equity Research Group as an Analyst covering data networking, communications equipment, and enterprise hardware and software companies. In 2002, Mr. Blum became a member of the Concentrated Core / Select Equities Group, and in 2004 he was promoted to Co-Portfolio Manager. Prior to joining TCW, Mr. Blum focused on commercial mortgage-backed securities cash flow modeling and deal structuring as a Senior Analyst with FMAC Capital Markets. Prior to that, he worked in institutional sales and mortgage-backed securities analysis at PaineWebber. Mr. Blum began his investment career in 1994 at Merrill Lynch where he developed a financial advisory business focused on high net worth and corporate clients. He has more than 10 years experience in the investment management industry. Mr. Blum received his Bachelor of Science in Applied Mathematics and Computer Science from the University of California at Los Angeles (UCLA) in 1993, and his MBA in Finance from the UCLA Anderson Graduate School of Management in 1999. Mr. Blum is a CFA charterholder.

        Stephen A. Burlingame, Portfolio Manager, Managing Director, US Equities
- Mr. Burlingame is Co-Portfolio Manager of the Concentrated Core and Select Equities investment strategies at TCW. Previously, Mr. Burlingame was a member of the Concentrated Core/ Select Equities team, having joined TCW in 2000 as a health care analyst in the US Equity Research group. Prior to joining TCW, Mr. Burlingame was an analyst with Brandywine Asset Management from 1999 to 2000. Between 1996 and 1999, Mr. Burlingame completed internships at two different asset management firms. Mr. Burlingame graduated cum laude from Claremont McKenna College in 1999 with a Bachelor of Arts degree in Economics and a minor in Spanish.

        OTHER ACCOUNTS. The table below provides information about the other accounts managed by Messrs. Blum and Burlingame as of December 31, 2006:

                                                                 NUMBER OF ACCOUNTS
                              NUMBER OF                          MANAGED FOR WHICH        ASSETS MANAGED FOR
                              ACCOUNTS      TOTAL ASSETS          ADVISORY FEE IS       WHICH ADVISORY FEE IS
     TYPE OF ACCOUNT          MANAGED          MANAGED           PERFORMANCE-BASED        PERFORMANCE-BASED
------------------------    -----------    ----------------    ---------------------   -----------------------

CRAIG C. BLUM

Registered Investment          9            $4,639.4 million           0                          N/A
Companies

Other pooled investment        5            $1,871.2 million           1                   $601.4 million
vehicles

Other accounts                137          $10,399.6 million           6                  $1,349.2 million


                                                                 NUMBER OF ACCOUNTS
                              NUMBER OF                          MANAGED FOR WHICH        ASSETS MANAGED FOR
                              ACCOUNTS      TOTAL ASSETS          ADVISORY FEE IS       WHICH ADVISORY FEE IS
     TYPE OF ACCOUNT          MANAGED          MANAGED           PERFORMANCE-BASED        PERFORMANCE-BASED
------------------------    -----------    ----------------    ---------------------   -----------------------
STEPHEN A. BURLINGAME

Registered Investment          9            $4,639.4 million           0                          N/A
Companies

Other pooled investment        5            $1,871.2 million           1                   $601.4 million
vehicles

Other accounts                137          $10,399.6 million           6                  $1,349.2 million

        COMPENSATION STRUCTURE. The overall objective of the compensation program for portfolio managers is for TCW Investment Management Company (the "Advisor") to attract what it considers competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the Advisor and its affiliates within The TCW Group (collectively, "TCW"). Portfolio managers are compensated through a combination of base salary, profit sharing based compensation ("PROFIT SHARING"), bonus and equity incentive participation in the Advisor's immediate parent, The TCW Group, Inc. and/or ultimate parent, Societe Generale ("EQUITY INCENTIVES"). Profit sharing and equity incentives generally represent most of the portfolio managers' compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

        SALARY. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager's compensation.

        PROFIT SHARING. Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. Profit sharing may be determined on a gross basis, without the deduction of expenses; in most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of group expenses. The profit sharing percentage used to compensate a portfolio manager for management of the Fund is generally the same as that used to compensate them for all other client accounts they manage in the same strategy for TCW, with limited exceptions involving grandfathered accounts (accounts that become clients of TCW before or after a specified date or former clients of a manager that joined TCW from another firm), firm capital of TCW or accounts sourced through a distinct distribution channel. Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products. In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategies offered in the TCW Funds, including alternative investment products (as described below); the portfolio manger would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products. Profit sharing arrangements are generally the result of agreement between the portfolio manager and TCW, although in some cases they may be discretionary based on supervisor allocation.

        In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus, except in the case of the Growth Insights Fund where profit sharing of managers is tied to the full menu of TCW-managed equity products that outperform their associated benchmarks. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including All-Star. In the case of the Equities and Focused Equities Funds, which have two benchmarks, the Russell 1000 Value is used.

        Certain accounts of TCW (but not All-Star) have a performance (or incentive) fee in addition to or in lieu of an asset-based fee. For these accounts, the profit sharing pool from which the portfolio managers' profit sharing compensation is paid will include the performance fees. For investment strategies investing in marketable securities such as those employed in All-Star, the performance fee normally consists of an increased asset-based fee, the increased percentage of which is tied to the performance of the account relative to a benchmark (usually the benchmark associated with the strategy). In these marketable securities strategies, the profit sharing percentage applied relative to performance fees is generally the same as it is for the asset-based fees chargeable to the Fund. In the case of alternative investment strategies and TCW's "alpha" strategies," performance fees are based on the account achieving net gains over a specified rate of return to the account or to a class of securities in the account. Profit sharing for alternative investment strategies may also include structuring or transaction fees. "Alpha strategies" are those in which the strategy seeks to provide incremental risk-adjusted return relative to a LIBOR rate of return through alpha and beta isolation techniques, that include the use of options, forwards and derivative instruments. "Alternative investment strategies" include (a) mezzanine or other forms of privately placed financing, distressed investing, private equity, project finance, real estate investments, leveraged strategies (including short sales) and other similar strategies not employed by All-Star or (b) strategies employed by the Funds that are offered in structured vehicles, such as collateralized loan obligations or collateralized debt obligations or in private funds (sometimes referred to as hedge funds). In the case of certain alternative investment products in which a portfolio manager may be entitled to profit sharing compensation, the profit sharing percentage for performance fees may be lower or higher than the percentage applicable to the asset-based fees.

        DISCRETIONARY BONUS/GUARANTEED MINIMUMS. In general, portfolio managers do not receive discretionary bonuses. However, in some cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by TCW. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

        EQUITY INCENTIVES. All portfolio managers participate in equity incentives based on overall firm performance of TCW and its affiliates, through stock ownership or participation in stock option or stock appreciation plans of TCW and/or Societe Generale. The TCW 2001 and 2005 TCW Stock Option Plans provide eligible portfolio managers the opportunity to participate in an effective economic interest in TCW, the value of which is tied to TCW's annual financial performance as a whole. Participation is generally determined in the discretion of TCW, taking into account factors relevant to the portfolio manager's contribution to the success of TCW. Portfolio managers participating in the TCW 2001 or 2005 TCW Stock Option Plan will also generally participate in Societe Generale's Stock Option Plan which grants options on its common stock, the value of which may be realized after certain vesting requirements are met. Some portfolio managers are direct stockholders of TCW and/or Societe Generale, as well.

        OTHER PLANS AND COMPENSATION VEHICLES. Portfolio managers may also participate in a deferred compensation plan that is generally available to a wide-range of officers of TCW, the purpose of which is to allow the participant to defer portions of income to a later date while accruing earnings on a tax-deferred basis based on performance of TCW-managed products selected by the participant. Portfolio managers may also elect to participate in TCW's 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

        Following the sale of TCW to Societe Generale in 2001, a retention plan was put in place in which most portfolio managers then at TCW were entitled to participate. The retention plan provides for payout of fixed bonus compensation to participants at various milestones over the course of five years, the last of which was paid in February 2007.

        OWNERSHIP BY PORTFOLIO MANAGERS. None of the individuals at the firm responsible for the day-to-day management of All-Star owns any shares of All-Star.

DESCRIPTION OF CERTAIN MATERIAL CONFLICTS OF INTEREST
-----------------------------------------------------

        Material conflicts of interest may arise when an individual with day-to-day management responsibilities for All-Star also manages other funds or accounts. (Information regarding other funds, pooled investment vehicles and accounts managed by the Portfolio Managers is set forth in tables above.) These potential material conflicts of interest include the following conflicts:

        ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. From time to time an investment opportunity that is suitable for multiple funds and/or accounts may be limited. In such circumstances the opportunity will have to be allocated among the funds and/or accounts managed by a portfolio manager, decreasing All-Star's ability to participate in the investment opportunity.

        TIME AND FOCUS. A portfolio manager who manages several funds and/or accounts may not devote equal time and attention to all of these funds and/or accounts. This may adversely affect the portfolio manager's performance with respect to the funds and/or accounts to which he or she devotes less time.

        BROKER-DEALER SELECTION. Some broker-dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in higher brokerage fees. (See "Portfolio Security Transactions" below.) These services may benefit certain funds or accounts more than others. Although the payment of commissions is subject to the requirement that a portfolio manager determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

        COMPENSATION DIFFERENCES. To the extent a fund or account compensates a portfolio manager (either directly or indirectly by paying the portfolio manager's firm) more than other funds or accounts, the portfolio manager might have an economic incentive for certain funds or accounts to succeed more than others. This may be the case where an advisory fee is greater, where a fund or account pays a performance-based fee or where the portfolio manager or his or her firm has an interest in the fund or account.

        ADDITIONAL BUSINESS. AAI, the Portfolio Managers or their affiliates may provide more service for some funds or accounts than for others. For example, an affiliate may provide distribution, recordkeeping or administration services for one fund but not for others. This may result in a portfolio manager benefiting, either directly or indirectly, from some funds over others.

        Each of the Portfolio Managers has trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

        None of the Portfolio Managers' own any equity securities issued by All-Star.

POTENTIAL CONFLICTS OF INTEREST IN MANAGING MULTIPLE ACCOUNTS
-------------------------------------------------------------

        Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which may be faced by investment professionals at most major financial firms. ALPS Advisors, Inc. and the Fund have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

        The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

        o The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

        o The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

        o The trading of other accounts could be used to benefit higher-fee accounts (front- running).

        o The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

        Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.

        A potential conflict of interest may arise when All-Star and other accounts purchase or sell the same securities. On occasions when a Portfolio Manager considers the purchase or sale of a security to be in the best interests of All-Star as well as other accounts, the adviser's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to All-Star or another account if one account is favored over another in allocating the securities purchased or sold -- for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

        "Cross trades," in which one account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. All-Star has adopted compliance procedures that provide that any transactions between All-Star and another advised account are to be made at an independent current market price, as required by law.

        Another potential conflict of interest may arise based on the different investment objectives and strategies of All-Star and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than All-Star. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to All-Star. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

        A Portfolio Manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

        A Portfolio Manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for All-Star. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a Portfolio Manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

        AAI or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a Portfolio Manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

        A Portfolio Manager may also face other potential conflicts of interest in managing All-Star, and the description above is not a complete description of every conflict that could be deemed to exist in managing both All-Star and other accounts. In addition, a Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at AAI, including each Portfolio Manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by AAI.

        Each Portfolio Manager has trade allocation and other policies and procedures that it believes are reasonably designed to address these and other potential conflicts of interest.

                         PORTFOLIO SECURITY TRANSACTIONS

        Each Portfolio Manager has discretion to select brokers and dealers to execute portfolio transactions initiated by that Portfolio Manager for the portion of All-Star's portfolio assets allocated to it, and to select the markets in which such transactions are to be executed. The Portfolio Management Agreements provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Portfolio Manager is to seek to obtain best net price and execution for All-Star.

        The Portfolio Managers are authorized to cause All-Star to pay a commission to a broker or dealer who provides research products and services to the Portfolio Manager for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting the same transaction. The Portfolio Managers must determine in good faith, however, that such commission was reasonable in relation to the value of the research products and services provided to them, viewed in terms of that particular transaction or in terms of all the client accounts (including All-Star) over which the Portfolio Manager exercises investment discretion. It is possible that certain of the services received by a Portfolio Manager attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Portfolio Manager.

        In addition, under their Portfolio Management Agreements with All-Star and AAI the Portfolio Managers, in selecting brokers or dealers to execute portfolio transactions for All-Star, are authorized to consider (and AAI may request them to consider) brokers or dealers that provide to AAI, directly or through third parties, research products or services such as research reports; portfolio analyses; compilations of securities prices, earnings, dividends and other data; computer software, and services of one or more consultants. The commissions paid on such transactions may exceed the amount of commission another broker would have charged for effecting that transaction. Research products and services made available to AAI include performance and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio and performance data; data relating to portfolio manager changes by pension plan fiduciaries; and related computer software, all of which are used by AAI in connection with its selection and monitoring of Portfolio Managers, the assembly of an appropriate mix of investment styles, and the determination of overall portfolio strategies.

        AAI from time to time reaches understandings with each of the Portfolio Managers as to the amounts of All-Star's portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide or make available research products and services to AAI and the commissions to be charged to the Funds in connection therewith. These amounts may differ among the Portfolio Managers based on the nature of the market for the types of securities managed by them and other factors.

        Although All-Star does not permit a Portfolio Manager to act or to have a broker-dealer affiliate act as broker for portfolio transactions initiated by it, the Portfolio Managers are permitted to place portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided that the commission does not exceed the usual and customary broker's commission being paid to other brokers for comparable transactions and is otherwise in accordance with All-Star's procedures adopted pursuant to Rule 17e-1 under the 1940 Act.

        During 2006, 2005 and 2004, All-Star paid total brokerage commissions of $2,036,245, $1,732,272 and $2,068,207, respectively. Approximately $475,820,
$337,576 and $393,454, respectively, of the commissions paid in 2006, 2005 and 2004 on transactions aggregating approximately $468,489,986, $267,946,166 and $282,755,530, respectively, were paid to brokerage firms which provided or made available to the Portfolio Managers or to AAI research products and services as described above.

                                      TAXES

        The following discussion of federal income tax matters is based on the advice of Kirkpatrick & Lockhart Preston Gates Ellis LLP, counsel to All-Star. All-Star has elected to be, and intends to continue to qualify each year for treatment as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, All-Star intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC which includes satisfying the above-mentioned distribution requirements, All-Star will not be subject to federal income tax on income and gains it distributes to its shareholders.

        All-Star's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to All-Star, defer losses, cause adjustments in the holding periods of securities it holds, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. All-Star may be required to limit its activities in options and futures contracts to enable it to maintain its RIC status.

        Some futures contracts (other than "securities futures contracts," as defined in Code section 1234B(c)), foreign currency contracts, and "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index) in which All-Star invests may be subject to Code section 1256 (collectively "section 1256 contracts"). Any section 1256 contracts All-Star holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that All-Star must distribute to satisfy the distribution requirement applicable to RICs (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain (the excess of net long-term capital gain over net short-term capital loss) All-Star recognizes, without in either case increasing the cash available to it.
Section 1256 contracts also are marked-to-market for purposes of the 4% excise tax described in the Prospectus.

        Dividends and interest All-Star receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

        All-Star may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, All-Star will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively "PFIC income"), plus interest thereon, even if All-Star distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in All-Star's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. All-Star's distributions thereof will not be eligible for the 15% maximum federal income tax rate on individuals' "qualified dividend income" described in the Prospectus.

        If All-Star invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, All-Star would be required to include in income each taxable year its pro rata share of the QEF's annual ordinary earnings and net capital gain which All-Star likely would have to distribute to satisfy the distribution requirement and avoid imposition of the 4% excise tax mentioned in the Prospectus even if All-Star did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

        All-Star may elect to "mark to market" any stock in a PFIC it owns at the end of its taxable year. "Marking-to-market," in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over All-Star's adjusted basis therein (including mark-to-market gain for each prior year for which an election was in effect) as of the end of that year. Pursuant to the election, All-Star also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock All-Star included in income for prior taxable years under the election. All-Star's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

        Investors should be aware that All-Star may not be able, at the time it acquires a foreign corporation's shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after All-Star acquires shares therein. While All-Star generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so and it reserves the right to make such investments as a matter of its investment policy.

TAXATION OF SHAREHOLDERS
------------------------

        All or a portion of a loss realized on a disposition of All-Star Shares may be disallowed under "wash sale" rules to the extent the shareholder acquires other shares of All-Star including within the period beginning 30 days before the disposition of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

        If the aggregate qualified dividend income (as defined in the Prospectus) All-Star receives during any taxable year is 95% or more of its gross income, then 100% of its dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income by its individual shareholders. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss (i.e., net capital gain is excluded).

        If, as stated in the Prospectus, All-Star retains any net capital gain, it may designate all or part of the retained amount as undistributed capital gains in a notice to its shareholders. If it makes such a designation, it would be required to pay federal income tax at the rate of 35% on the undistributed gain ("All-Star tax") and each shareholder subject to federal income tax (1) would be required to include in income, as long-term capital gain, his, her or its proportionate share of the designated gain (which, in the case of individuals, would be taxed at a maximum federal income tax rate of 15%), (2) would be entitled to credit his, her or its proportionate share of the All-Star tax against his, her or its federal income tax liability, if any, and to claim a refund to the extent the credit exceeds that liability, and (3) would increase the tax basis in his, her or its All-Star shares by the difference between the included income and such share of the All-Star tax.

        As described in the Prospectus, individuals and certain other non-corporate All-Star shareholders may be subject to 28% backup withholding if any such shareholder fails to provide a correct taxpayer identification number ("TIN") or certain required certifications. An individual's TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

        The foregoing discussion and the "Tax Matters" section in the Prospectus do not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in All-Star.

                             PRINCIPAL SHAREHOLDERS

        As of September 30, 2007, all officers and Trustees of All-Star as a group owned less than 1% of the Fund's outstanding shares.

        To the knowledge of All-Star, on September 30, 2007, no shareholder owned beneficially, as defined by Rule 13d-3 under the Securities Exchange Act of 1934, more than 5% of the outstanding shares of All-Star. As of September 30, 2007, the following persons were known to own of record more than 5% of the outstanding securities of All-Star:

NAME AND ADDRESS                              # OF SHARES       % OF CLASS OF
OF RECORD OWNER                             OWNED OF RECORD      SHARES OWNED

Merrill Lynch
101 Hudson Street, 9th Floor                   18,939,718           11.79%
Jersey City, New Jersey 07302

Citigroup Global Markets
333 W. 34th Street, 3rd Floor                  14,501,880            9.03%
New York, New York  10001

The Bank of New York
One Wall Street, 6th Floor                     13,778,820            8.58%
New York, New York 10286

A.G. Edwards & Sons, Inc.
1431 Kingsland Avenue                          11,610,027            7.23%
Pagedale, Missouri   63133

First Clearing, LLC
10700 Wheat First Drive, MC WS 1024            9,720,974             6.05%
Glen Allen, Virginia  23060

National Financial Services
200 Liberty Street                             9,307,637             5.79%
One World Financial Tower, 5th Floor
New York, New York  10281

UBS Financial Services, Inc.
1200 Harbor Blvd., 3rd Floor                   9,105,511             5.67%
Weehawken, New Jersey  07086

Charles Schwab & Co., Inc.
211 Main Street                                8,071,744             5.02%
San Francisco, California  94105

Morgan Stanley
Harborside Financial Center                    8,065,804             5.02%
Plaza 3, 6th Floor
Jersey City, New Jersey  07311

                              FINANCIAL STATEMENTS

         On August 6, 2007, Deloitte & Touche LLP was appointed by All-Star's Board of Trustees as All-Stars's independent registered public accounting firm for the fiscal year ending December 31, 2007. From September, 1999 through August 6, 2007, PricewaterhouseCoopers LLP served as All-Star's independent registered public accountants. Prior to September, 1999, there were other independent auditors for the Fund. The annual audited financial statements incorporated by reference in this SAI have been so incorporated, and the financial statements in the Prospectus have been so included, in reliance upon the report of PricewaterhouseCoopers LLP given on authority of said firm as experts in accounting. The audited financial statements contained in the All-Star's annual report for the fiscal year ended December 31, 2006 and the unaudited financial statements contained in All-Star's semi-annual report for the six months ended June 30, 2007 are incorporated herein by reference. Any statement contained in the Fund's annual and semi-annual report that was incorporated herein shall be deemed modified or superseded for purposes of the Prospectus or this SAI to the extent a statement contained in the Prospectus or this SAI varies from such statement. Any such statement so modified or superseded shall not, except as so modified or superseded, be deemed to constitute a part of the Prospectus or this SAI. All-Star will furnish, without charge, a copy of its annual report and/or semi-annual report upon request to All-Star c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, telephone number 1-800-542-3863.

                                   APPENDIX A


                               ALPS ADVISERS, INC.
                 PROXY VOTING POLICY, PROCEDURES AND GUIDELINES
                                NOVEMBER 29, 2006

OVERVIEW
--------

An investment adviser that exercises voting authority over clients' proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser's policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

POLICY SUMMARY
--------------

ALPS Advisers, Inc. ("AAI") has adopted and implemented the following policies and procedures, which it believes are reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients and (2) address material conflicts of interest that may arise. AAI will provide clients with a copy of its policies and procedures, as they may be updated from time to time, upon request. Information regarding AAI's proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within AAI. Advisory clients may obtain information on how their proxies were voted by AAI. However, AAI will not selectively disclose its investment company clients' proxy voting records to third parties; the investment company clients' proxy records will be disclosed to shareholders by publicly-available annual filings of each investment company's proxy voting record for 12-month periods ending June 30th.

POLICY:
-------

All proxies regarding client securities for which AAI has authority to vote will, unless AAI determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by AAI to be in the best interest of AAI's clients without regard to any resulting benefit or detriment to AAI or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as AAI determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, AAI will vote as the client clearly instructs, provided AAI receives such instructions in time to act accordingly.

AAI endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when AAI expects to routinely refrain from voting:

      1. Proxies will usually not be voted in cases where the security has been loaned from the Client's account.

      2. Proxies will usually not be voted in cases where AAI deems the costs to the Client and/or the administrative inconvenience of voting the security outweigh the benefit of doing so (e.g., international issuers which impose share blocking restrictions).

AAI seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to guard against and manage conflicts of interest (refer to Section III, Conflicts of Interest below).


PROCEDURES AND CONTROLS:

I. PROXY COMMITTEE

AAI has established a Proxy Committee whose standing members will include senior investment management personnel, who participate as voting authorities on the Committee. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf. Additionally, the Proxy Committee regularly involves other associates (e.g., Fund CCO or Legal representative) who participate as needed to enable effective execution of the Committee's responsibilities.

The Proxy Committee's functions include, in part,

      (a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined Voting Guidelines (stated in Appendix A) or on proposals which require special, individual consideration in accordance with Section IV.C;

      (b) review at least annually of this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;

      (c) review at least annually of existing Voting Guidelines and the need for development of additional Voting Guidelines to assist in the review of proxy proposals; and

      (d)  development and modification of Voting Procedures, as stated in
           Section VI, as it deems appropriate or necessary.

II.     AAI'S INVESTMENT ASSOCIATES

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients' best interest as defined above. Information regarding AAI's proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of AAI and within AAI on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest - Additional Procedures). A research analyst or portfolio manager must disclose to AAI's Chief Compliance Officer in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Conflicts of Interest Disclosure and Certification Form - Appendix B to this policy). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation and communicating it to the Compliance Department.

Research analysts and portfolio managers should seek advice from Compliance or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

III.     CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by AAI, an AAI affiliate, or a AAI associate that creates an incentive (or appearance thereof) to favor the interests of AAI, the affiliate, or associate, rather than the clients' interests. For example, AAI may have a conflict of interest if either AAI has a significant business relationship with a company that is soliciting a proxy, or if an AAI associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be "material" to the extent that a reasonable person could expect the conflict to influence AAI's decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, AAI will seek to resolve it in the clients' best interests.

For those proxy proposals that: (1) are not addressed by AAI's proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) an AAI investment associate believes that an exception to the guidelines may be in the best economic interest of AAI's clients (collectively, "Proxy Referrals"), AAI may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, Compliance will collect and review any information deemed reasonably appropriate to evaluate if AAI or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. AAI investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to AAI's Chief Compliance Officer in writing (see Appendix B - "Conflicts of Interest Disclosure and Certification Form"). Compliance will consider information about AAI's significant business relationships, as well as other relevant information. The information considered by Compliance may include information regarding: (1) AAI client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the AAI investment division regarding the proxy matter. Compliance will consult with relevant experts, including legal counsel, as necessary.

If Compliance determines that it reasonably believes (1) AAI has a material conflict of interest, or (2) certain individuals should be excused from participating in the proxy vote at issue, Compliance will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, AAI's policy is to invoke one or more of the following conflict management procedures:

        1. Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be AAI's proxy voting agent);
        2. Causing the proxies to be delegated to a qualified, independent third party, which may include AAI's proxy voting agent.
        3. In unusual cases, with the Client's consent and upon ample notice, forwarding the proxies to AAI's clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies
---------------------------------------------------

AAI considers proxies solicited by open-end and closed-end investment companies for which AAI or an affiliate serves as an investment adviser or principal underwriter to present a material conflict of interest for AAI. Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest - Additional Procedures
-----------------------------------------------------------

AAI has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

        1. AAI's Code of Ethics affirmatively requires that associates of AAI act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate's interests and those of AAI's Clients.

        2. By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any AAI or ALPS associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

               o To disclose in writing to AAI's Chief Compliance Officer any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise) in determining whether or how AAI will vote proxies. Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of AAI or ALPS. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee's determination of whether and/or how to vote in the matter; and

               o To refrain from taking into consideration, in the decision as to whether or how AAI will vote proxies the existence of any current or prospective material business relationship between AAI, ALPS or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

        3. In certain circumstances, AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. ("ISS") or another independent third party. AAI has undertaken a review of ISS' conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that AAI determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

IV.     PROXY VOTING GUIDELINES

A.      AAI'S PROXY VOTING GUIDELINES - GENERAL PRACTICES.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. AAI will use an independent, third-party vendor to implement its proxy voting process as AAI's proxy voting agent. In general, whenever a vote is solicited, ISS will execute the vote according to AAI's Voting Guidelines.

B.      ABILITY TO VOTE PROXIES OTHER THAN AS PROVIDED BY VOTING GUIDELINES.

A Portfolio Manager or other party involved with a client's account may conclude that the best interest of the firm's client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request that the Proxy Committee consider voting the proxy other than according to such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's, group's, or entity's relationship, if any, with the parties proposing and/or opposing the matter's adoption using the Proxy Voting Recommendation Form (see Appendix C of this policy). The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C.      OTHER PROXY PROPOSALS

For the following categories of proposals either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with ISS' or an individual client's guidelines.

        1. NEW PROPOSALS. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

        2. ACCOUNTS ADHERING TO TAFT HARTLEY PRINCIPLES. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by ISS.

        3. ACCOUNTS ADHERING TO SOCIALLY RESPONSIBLE PRINCIPLES. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

        4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. In general, AAI will refrain from voting such securities. However, in the exceptional circumstances that AAI determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

        5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section IV.A will be voted on the specific instruction of the Proxy Committee.

        6. Executive/Director Compensation. Except as provided in Section IV.A, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

        7. Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V.      VOTING PROCEDURES

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to affect the purposes of this Policy.

        1. AAI will use an independent, third-party vendor, to implement its proxy voting process as AAI's proxy voting agent. This retention is subject to AAI continuously assessing the vendor's independence from AAI and its affiliates, and the vendor's ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with AAI's proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor's other clients and the owners, officers or employees of any such firm, on the one hand, and AAI's clients, on the other hand. As means of performing this assessment, AAI will require various reports and notices from the vendor, as well as periodic audits of the vendor's voting record and other due diligence.

        2. ISS will provide proxy analysis and record keeping services in addition to voting proxies on behalf of AAI in accordance with this Policy.

        3. On a daily basis, AAI will send to ISS a holdings file detailing each equity holding held in all accounts over which AAI has voting authority. Information regarding equity holdings for international portfolios will be sent weekly.

        4. ISS will receive proxy material information from Proxy Edge or the custodian bank for the account. This will include issues to be voted upon, together with a breakdown of holdings for AAI accounts. ISS will then reconcile information it receives from AAI with information that it has received from Proxy Edge and custodian banks. Any discrepancies will be promptly noted and resolved by ISS, with notice to AAI.

        5. Whenever a vote is solicited, ISS will execute the vote according to AAI's Voting Guidelines which will be delivered by AAI to ISS as set forth in Appendix A and anytime there is a material change to these guidelines.

               o If ISS is unsure how to vote a particular proxy, ISS will issue a request for voting instructions to AAI over a secure website. AAI personnel will check this website regularly. The request will be accompanied by a recommended vote. The recommended vote will be based upon ISS' understanding of the Voting Guidelines previously delivered to ISS. AAI will promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. AAI will return a final instruction to vote to ISS, which ISS will record with Proxy Edge or the custodian bank as our agent.

        6. Each time that ISS sends AAI a request to vote, the request will be accompanied by the recommended vote determined in accordance with AAI's Voting Guidelines. ISS will vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote, or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IV.C. In such situations, ISS will vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of AAI's Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS will inform AAI of all proposals having impact on its Taft Hartley and or Socially Responsible clients. The Proxy

               Voting Committee will be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

        7. ISS will have procedures in place to ensure that a vote is cast on every security holding maintained by AAI on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients AAI will receive a report from ISS detailing AAI's voting for the previous period.

VI.     SUPERVISION

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

VII.    ESCALATION

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to AAI's Chief Compliance Officer. Issues involving potential or actual conflicts of interest should be promptly communicated to Compliance or Legal. Compliance will notify the Fund Chief Compliance Officer(s), if a material conflict of interest has arisen that deems the attention of the respective Fund Board(s).

VIII.   MONITORING

AAI's Compliance Department is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Compliance Department's monitoring will take into account the following elements: (1) periodic review of ISS votes to ensure that ISS is accurately voting consistent with AAI's Proxy Guidelines; and (2) review of fund website to ensure that annual reports are posted in a timely and accurate manner. Additionally, AAI will review ISS' conflicts of interest policies.

IX.     AVAILABILITY OF PROXY POLICY AND VOTING RECORD

A summary disclosure regarding the provisions of this Policy is available in AAI's Form ADV. Upon receipt of a Client's request for more information, AAI will provide to the Client a copy of this Policy and/or how AAI voted proxies for the Client pursuant to this Policy for up to a one-year period. It is AAI's policy not to disclose how it voted a client's proxy to third parties.

With respect to its investment company clients, AAI will not selectively disclose its investment company clients' proxy voting records; rather, ALPS will disclose such information by publicly available annual filings. AAI will create and maintain records of each investment company's proxy record for 12-month periods ended June 30th. AAI will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

        o      The name of the issuer of the security;

        o The exchange ticker symbol of the portfolio security (is symbol is available through reasonably practicable means);

        o The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

        o      The shareholder meeting date;

        o      A brief identification of the matter voted on;

        o Whether the matter was proposed by the issuer or by a security holder;

        o      Whether the company cast its vote on the matter;

        o How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

        o      Whether the company cast its vote for or against management.


OTHER RECORD KEEPING REQUIREMENTS

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

        o      Proxy Committee Meeting Minutes and Other Materials

        o Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations

        o Conflicts of Interest Review Documentation, including Conflicts of Interest Forms

        o      Client Communications Regarding Proxy Matters

Records should be retained for a period of not less than six years. Records must be retained in an appropriate office of AAI for the first three years.

                                   APPENDIX A
                       SUMMARY OF PROXY VOTING GUIDELINES

1.      AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

        o An auditor has a financial interest in or association with the company, and is therefore not independent

        o      Fees for non-audit services are excessive, or

        o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.      BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.      SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4.      PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.      POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.      MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.      REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.      CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

        o It is intended for financing purposes with minimal or no dilution to current shareholders

        o It is not designed to preserve the voting power of an insider or significant shareholder

9.      EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award

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type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap. Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

        o      Historic trading patterns
        o      Rationale for the repricing
        o      Value-for-value exchange
        o      Option vesting
        o      Term of the option
        o      Exercise price
        o      Participation

EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:

        o      Purchase price is at least 85 percent of fair market value
        o      Offering period is 27 months or less, and
        o      Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.     SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.
In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

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                                   APPENDIX B

                      CONFLICTS OF INTEREST DISCLOSURE FORM

ALPS ADVISERS, INC.
PROXY VOTING CONFLICT
OF INTEREST DISCLOSURE FORM
1.      COMPANY NAME:____________________________________________
2.      DATE OF MEETING: ___________________________________________
3.      REFERRAL ITEM(S): ____________________________________________
4. DESCRIPTION OF AAI'S BUSINESS RELATIONSHIP WITH ISSUER OF PROXY WHICH MAY GIVE RISE TO A CONFLICT OF INTEREST:

        ---------------------------------------------------------------------
5.      DESCRIBE PROCEDURES USED TO ADDRESS ANY CONFLICT OF INTEREST:

Compliance will consider information about AAI's significant business relationships, as well as other relevant information. The information considered by Compliance may include information regarding: (1) AAI client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the AAI investment division regarding the proxy matter. Compliance will consult with relevant experts, including legal counsel, as necessary.

If Compliance determines that it reasonably believes (1) AAI has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, Compliance will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, AAI's policy is to invoke one or more of the following conflict management procedures:

        a. Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be AAI's proxy voting agent);

        b. Causing the proxies to be delegated to a qualified, independent third party, which may include AAI's proxy voting agent.

        c. In unusual cases, with the Client's consent and upon ample notice, forwarding the proxies to AAI's clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies
---------------------------------------------------

AAI considers (1) proxies solicited by open-end and closed-end investment companies for which AAI or an affiliate serves as an investment adviser or principal underwriter to present a material conflict of interest for AAI. Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

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

Management of Conflicts of Interest - Additional Procedures
-----------------------------------------------------------

AAI has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

        a. AAI's Code of Ethics affirmatively requires that associates of AAI act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate's interests and those of AAI's Clients.

        b. By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any AAI or ALPS associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

               o To disclose in writing to AAI's Chief Compliance Officer any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise) in determining whether or how AAI will vote proxies. Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of AAI or ALPS. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee's determination of whether and/or how to vote in the matter; and

               o To refrain from taking into consideration, in the decision as to whether or how AAI will vote proxies the existence of any current or prospective material business relationship between AAI, ALPS or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

        c. In certain circumstances, AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. ("ISS") or another independent third party. AAI has undertaken a review of ISS' conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that AAI determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

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

6. DESCRIBE ANY CONTACTS FROM PARTIES OUTSIDE AAI (OTHER THAN ROUTINE COMMUNICATIONS FROM PROXY SOLICITORS) WITH RESPECT TO THE REFERRAL ITEM NOT OTHERWISE REPORTED IN AN INVESTMENT PROFESSIONAL'S RECOMMENDATION:


CERTIFICATION

The undersigned employee of AAI certifies that, to the best of his/her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.


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